Exhibit 4.4
Execution Version

Sunnova SOL VIII Issuer, LLC

Issuer

and

Wilmington Trust, National Association

Indenture Trustee

Indenture

Dated as of October 18, 2024

$308,100,000

Sunnova SOL VIII Issuer, LLC
Solar Asset Backed Notes, Series 2024-3
Class A Notes and Class B Notes

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

i
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

A-ii
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

A-iii
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Schedule I	—	Schedule of Solar Assets
Schedule II	—	[Reserved]
Schedule III	—	[Reserved]
Schedule IV	—	Initial Ownership Interest Percentages of the Notes
Schedule V	—	[Reserved]
Schedule VI	—	Scheduled Outstanding Note Balance
Schedule VII	—	Projected Tax Equity Investor Distributions
Schedule VIII	—	Cumulative Default Trigger Schedule
Schedule IX	—	Projected Managing Member Distributions Value
Exhibit A	—	Form of Class A Note A-1
Exhibit A	—	Form of Class B Note A-2
Exhibit B	—	Form of Transferor Letter B-1
Exhibit B	—	Form of Transferee Letter B-2
Exhibit C	—	Form of Notice of Voluntary Prepayment C-1
Exhibit D	—	Rule 15Ga-1 Information D-1

Annex A	—	Standard Definitions

A-iv
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

This Indenture (as amended or supplemented from time to time, this "Indenture") is dated as of October 18, 2024 between Sunnova SOL VIII Issuer, LLC, a limited liability company organized under the laws of the State of Delaware, as issuer (the "Issuer"), and Wilmington Trust, National Association, a national banking association, not in its individual capacity but solely in its capacity as indenture trustee (together with its successors and assigns in such capacity, the "Indenture Trustee").
Preliminary Statement
Pursuant to this Indenture, there is hereby duly authorized the execution and delivery of two classes of notes designated as the Issuer's 6.45% Solar Asset Backed Notes, Series 2024-3, Class A (the "Class A Notes") and the Issuer's 8.78% Solar Asset Backed Notes, Series 2024-3, Class B (the "Class B Notes" and together with the Class A Notes, the "Notes"). All covenants and agreements made by the Issuer herein are for the benefit and security of the Holders of the Notes. The Issuer is entering into this Indenture, and the Indenture Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.
Granting Clause
The Issuer hereby Grants to the Indenture Trustee, for the benefit of the Holders of the Notes, as their interests may appear, all of the rights, title, interest and benefits of the Issuer (if any) whether now existing or hereafter arising in and to: (i) the Managing Member Membership Interest; (ii) the Managing Member Contribution Agreement, the Transaction Management Agreement, the Manager Transition Agreement, the Custodial Agreement, the Performance Guaranty, any Letter of Credit and all other Transaction Documents; (iii) amounts (including, but not limited to Managing Member Distributions, Host Customer Payments, PBI Payments (if any), TREC Payments, SREC Proceeds (if any), Insurance Proceeds and Equity Cure Payments) deposited from time to time into the Collection Account, the Liquidity Reserve Account and the Supplemental Reserve Account and all Eligible Investments in each such account; (iv) the membership interests of the Tax Equity Investor Member in the Project Company, if and when acquired by the Managing Member through the exercise of the Purchase Option, or otherwise, and upon such acquisition, all assets of the Project Company, (v) the membership interests of the Managing Member in the Project Company; (vi) any TRECs generated in connection with the PV Systems owned by the Project Company; (vii) proceeds of any and all of the foregoing including all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other property and (viii) all other assets of the Issuer (collectively, the "Trust Estate"). For the avoidance of doubt, SRECs, SREC Proceeds (unless deposited into and not otherwise withdrawn from the Collection Account), any Host Customer Security Deposits on deposit in the Host Customer Deposit Account, Grid Services Net Revenue, and any Grid Services Customer Payment Amounts will not constitute part of the Trust Estate. The Issuer may distribute to the Depositor any Grid Services Net Revenue and SREC Proceeds not deposited into the Collection Account or proceeds related to Rebates generated with respect to the Solar Assets.
Such Grant is made in trust, to secure payments of amounts due with respect to the Notes ratably and without prejudice, priority or distinction between or among the Notes, and to secure: (i) the payment of all amounts on the Notes as such amounts become due in accordance with their terms; (ii) the payment of all other sums payable in accordance with the provisions of this

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Indenture; and (iii) compliance with the provisions of this Indenture, all as provided in this Indenture.
The Indenture Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions of this Indenture, and agrees to perform the duties herein required pursuant to the terms and provisions of this Indenture and subject to the conditions hereof.
Article I

Definitions
Section 1.01    General Definitions and Rules of Construction. Except as otherwise specified or as the context may otherwise require, capitalized terms used in this Indenture shall have the respective meanings given to such terms in the Standard Definitions attached hereto as Annex A, which is hereby incorporated by reference into this Indenture as if set forth fully in this Indenture. The rules of construction set forth in Annex A shall apply to this Indenture and are hereby incorporated by reference into this Indenture as if set forth fully in this Indenture.
Section 1.02    Calculations. Calculations required to be made pursuant to this Indenture shall be made on the basis of information or accountings as to payments on each Note furnished by the Transaction Manager. Except to the extent they are incorrect on their face, such information or accountings may be conclusively relied upon in making such calculations, but to the extent that it is later determined that any such information or accountings are incorrect, appropriate corrections or adjustments will be made.
Article II

The Notes; Reconveyance
Section 2.01    General.
(a)The Notes shall be designated as the "Sunnova SOL VIII Issuer, LLC 6.45% Solar Asset Backed Notes, Series 2024-3, Class A" and the "Sunnova SOL VIII Issuer, LLC 8.78% Solar Asset Backed Notes, Series 2024-3, Class B".
(b)All payments of principal and interest with respect to the Notes shall be made only from the Trust Estate on the terms and conditions specified herein. Each Noteholder, by its acceptance of a Note, agrees that, subject to the obligations of the Depositor to pay Liquidated Damages Amounts in respect of Defective Solar Assets, the indemnification obligations provided for herein and in the Managing Member Contribution Agreement and the Transaction Management Agreement, the obligations of the Performance Guarantor under the Performance Guaranty and the obligations of the Managing Member and Project Company under the Pledge and Security Agreement, it will have recourse solely against such Trust Estate and such payment and indemnification obligations included therein.
(c)Except as otherwise provided herein, all Notes shall be substantially identical in all respects. Except as specifically provided herein, all Notes issued, authenticated and delivered under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture.
(d)The Initial Outstanding Note Balance of the Class A Notes and the Class B Notes that may be executed by the Issuer and authenticated and delivered by the Indenture Trustee and Outstanding at any given time under this Indenture is limited to $295,200,000 and $12,900,000 respectively.
(e)Holders of the Notes shall be entitled to payments of interest and principal as provided herein. Each Class of Notes shall have a final maturity on the Rated Final Maturity. All Notes of the same Class shall be secured on parity with one another, with no Note of any Class having any priority over any other Note of that same Class.
(f)The Notes that are authenticated and delivered to the Noteholders by the Indenture Trustee upon an Issuer Order on the Closing Date shall be dated as of the Closing Date. Any Note issued later in exchange for, or in replacement of, any Note issued on the Closing Date shall be dated the date of its authentication.
(g)Each Class of Notes is issuable in the Minimum Denomination and integral multiples of $1,000 in excess thereof; provided that one Note of each Class of Notes may be issued in an additional amount equal to the Minimum Denomination plus any remaining portion of the Initial Outstanding Note Balance of such Class of Notes; provided, further, that the foregoing shall not restrict or prevent the transfer in accordance with the last sentence of Section 2.07 hereof of any Note with a remaining Outstanding Note Balance of less than the Minimum Denomination.
Section 2.02    Forms of Notes. The Notes shall be issued in definitive form, in substantially the form set forth in Exhibit A-1, and Exhibit A-2, as applicable, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the Issuer, as evidenced by its execution thereof.
The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.
Each Note shall be dated the date of its authentication. The terms of the Notes are set forth in Exhibit A-1 and Exhibit A-2 and are part of the terms of this Indenture.
The Notes are being sold directly by the Issuer to one or more institutional accredited investors (within the meaning of Rule 501(a)(1), (2), (3), (7) or (9) of the Securities Act) pursuant to the Note Purchase Agreement. Each of the Notes, upon original issuance, shall be issued and held in the form of certificated definitive, fully registered Notes.
Section 2.03    Payment of Interest.
(a)On each Payment Date, the Note Interest for a Class of Notes will be distributed to the registered Noteholders of such Class of Notes as of the related Record Date to the extent Available Funds are sufficient for such distribution in accordance with the Priority of Payments.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Interest on the Notes with respect to any Payment Date will accrue at the applicable Note Rate based on the Interest Accrual Period.
(b)If the Outstanding Note Balance of any Class of Notes has not been paid in full on or before the Anticipated Repayment Date, additional interest (the "Post-ARD Additional Note Interest") will begin to accrue during each Interest Accrual Period on such Class of Notes thereafter at the related Post-ARD Additional Interest Rate. The Post-ARD Additional Note Interest, if any, for a Class of Notes will only be due and payable (i) after the Aggregate Outstanding Note Balance has been paid in full or (ii) on the Payment Date on which a Voluntary Prepayment of all outstanding Notes in full is being made. Prior to such time, the Post-ARD Additional Note Interest accruing on a Class of Notes will be deferred and added to any Post-ARD Additional Note Interest previously deferred and remaining unpaid ("Deferred Post-ARD Additional Note Interest"). Deferred Post-ARD Additional Note Interest will not bear interest.
Section 2.04    Payments to Noteholders.
(a)Principal payments and interest on a Class of Notes will be made on each Payment Date to the Noteholders of such Class of Notes as of the related Record Date pursuant to the Priority of Payments. The remaining Outstanding Note Balance of each Class of Notes, if any, shall be payable no later than the Rated Final Maturity. Noteholders shall, subject to the priorities and conditions set forth in the Priority of Payments, be entitled to receive payments of interest and principal on each Payment Date. Any payment of interest or principal payable with respect to the Notes on the applicable Payment Date shall be made to the Person in whose name such Note is registered as of the Record Date for such Payment Date in the manner provided in Section 5.09.
(b)All reductions in the principal balance of a Note (or one or more Predecessor Notes) effected by payments of principal made on any Payment Date shall be binding upon all Holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note.
Section 2.05    Execution, Authentication, Delivery and Dating.
(a)The Notes shall be executed by the Issuer. The signature of such Authorized Officer on the Notes may be manual or facsimile. Notes bearing the manual or facsimile signature of any individual who was, at the time of execution thereof, an Authorized Officer of the Issuer shall bind the Issuer, notwithstanding the fact that such individual ceased to hold such office prior to the authentication and delivery of such Notes or did not hold such office at the date of issuance of such Notes.
(b)On the Closing Date, the Issuer shall, and at any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed by the Issuer to the Indenture Trustee for authentication, and the Indenture Trustee, upon receipt of the Notes and of an Issuer Order, shall authenticate and deliver such Notes; provided, however, that the Indenture Trustee shall not authenticate the Notes on the Closing Date unless and until it shall have received the documents listed in Section 2.12.
(c)Each Note authenticated and delivered by the Indenture Trustee to or upon an Issuer Order on or prior to the Closing Date shall be dated the Closing Date. All other Notes that

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

are authenticated after the Closing Date for any other purpose under this Indenture shall be dated the date of their authentication.
(d)Notes issued upon transfer, exchange or replacement of other Notes shall be issued in authorized denominations reflecting the Outstanding Note Balance so transferred, exchanged or replaced, but shall represent only the Outstanding Note Balance so transferred, exchanged or replaced. In the event that any Note is divided into more than one Note in accordance with this Article II, such Outstanding Note Balance shall be divided among the Notes delivered in exchange therefor.
(e)No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication, substantially in the form provided for herein, executed by the Indenture Trustee by the manual signature of a Responsible Officer of the Indenture Trustee, and such executed certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered.
Section 2.06    [Reserved].
Section 2.07    Registration, Registration of Transfer and Exchange.
(a)The Indenture Trustee (in such capacity, the "Note Registrar") shall cause to be kept at its Corporate Trust Office a register (the "Note Register"), in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of the Notes and the registration of transfers of such Notes. The Notes are intended to be obligations in registered form for purposes of Section 163(f), Section 871(h)(2) and Section 881(c)(2) of the Code.
(b)Each Person who has or who acquires any Ownership Interest in a Note shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of this Section 2.07 and to have acknowledged, represented and agreed as follows (or, with respect to the Purchasers, as agreed to pursuant to the Note Purchase Agreement):
(i)Solely with respect to Notes sold on the Closing Date, the Holder is a “qualified purchaser” as defined in Section 2(a)(51) of the 1940 Act (“Qualified Purchaser”) or an institutional “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D of the Securities Act (an “Institutional Accredited Investor”), and if any Purchaser is purchasing the Notes as a fiduciary or agent for one or more investor accounts, such investor is an Institutional Accredited Investor and the Purchaser has sole investment discretion with respect to each such account and has full power to make acknowledgments, representations and agreements contained herein on behalf of such account(s).
(ii)With respect to any Holder who acquires any Ownership Interest in a Note on any date after the Closing Date, such Holder (A)(1) is a QIB, (2) is aware that the sale to it is being made in reliance on Rule 144A and (3) is acquiring the Notes or interests therein for its own account (and not for the account of others) or as a fiduciary agent for others (which others are also QIBs and have executed an agreement containing

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

substantially the same representations as provided herein), or (B) is not a U.S. Person and is purchasing the Notes or interests therein in an offshore transaction pursuant to Regulation S. Such Holder is aware that it (or any account of a QIB for which it is purchasing) may be required to bear the economic risk of an investment in the Notes for an indefinite period, and it (or such account) is able to bear such risk for an indefinite period.
(iii)Each Holder understands that the Notes and interests therein are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, that the Notes have not been and will not be registered under the Securities Act or any other applicable securities laws and that (A) if in the future it decides to offer, resell, pledge or otherwise transfer any of the Notes or any interests therein, such Notes (or the interests therein) may not be offered, resold, pledged or otherwise transferred in denominations less than the Minimum Denomination, and in each case, in integral multiples of $1,000 in excess thereof, and only (1) in the United States to a person whom the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A (acting for its own account and not for the account of others, or as a fiduciary or agent for other QIBs to whom notice is given that the sale, pledge or transfer is being made in reliance on Rule 144A), (2) outside the United States in a transaction complying with the provisions of Regulation S under the Securities Act or (3) pursuant to another exemption from registration under the Securities Act (if available and evidenced by an opinion of counsel acceptable to the Issuer and the Indenture Trustee), in each of cases (1) through (3) in accordance with any applicable securities laws of any state of the United States and any other applicable jurisdiction, and that (B) the Holder will, and each subsequent Transferee is required to, notify any subsequent Holder of such Notes or interests therein of the resale restrictions referred to above. Notwithstanding the foregoing restriction, any Note that has originally been properly issued in an amount no less than the Minimum Denomination, or any interest therein, may be offered, resold, pledged or otherwise transferred in a denomination less than the Minimum Denomination if such lesser denomination is solely a result of a reduction of principal due to payments made in accordance with this Indenture.
(iv)The Holder acknowledges that none of the Sunnova Entities, the Indenture Trustee, the Purchasers or the Placement Agents or any person representing the Sunnova Entities, the Indenture Trustee, or the Placement Agents has made any representation to it with respect to the Sunnova Entities, or the sale of any Notes, other than the information contained in the Transaction Documents, which Transaction Documents have been delivered to it and upon which it is relying in making its investment decision with respect to the Notes; accordingly, it acknowledges that no representation or warranty is made by the Sunnova Entities, the Indenture Trustee, or the Placement Agents as to the accuracy or completeness of such materials; and it has had access to such financial and other information concerning the Sunnova Entities and the Notes as it has deemed necessary in connection with its decision to purchase any of the Notes, including an opportunity to ask questions and request information from the Sunnova Entities, the Indenture Trustee, and the Placement Agents. It acknowledges that the delivery of the Transaction Documents at any time does not imply that information herein is correct as of any time subsequent to this date.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(v)The Holder understands that the Notes will, unless otherwise agreed by the Issuer and the Holder thereof, bear a legend substantially to the following effect:
NEITHER THIS NOTE NOR ANY INTEREST HEREIN HAS BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS. ACCORDINGLY, NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH HOLDER AND TRANSFEREE OF THIS NOTE OR ANY INTEREST HEREIN IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE OR INTEREST HEREIN MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER AND BY ITS ACQUISITION HEREOF OR OF AN INTEREST HEREIN (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUIONAL BUYER,” AS DEFINED IN RULE 144A, AND HAS ACQUIRED THIS NOTE, OR SUCH INTEREST HEREIN, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) IT IS NOT A U.S. PERSON, AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (REGULATION “S”) AND IS ACQUIRING THIS NOTE, OR SUCH INTEREST HEREIN, IN AN “OFFSHORE TRANSACTION” (AS DEFINED IN REGULATION S) OR (C) IT HAS ACQUIRED THIS NOTE, OR SUCH INTEREST HEREIN, PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (RULE “144”) OR PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND, IN EACH OF THE CASES (A) THROUGH (C) ABOVE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE IN THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.
EACH HOLDER AND TRANSFEREE (AND IF THE HOLDER OR TRANSFEREE IS A BENEFIT PLAN INVESTOR OR PLAN SUBJECT TO SIMILAR LAW, ITS FIDUCIARY) BY ITS PURCHASE OF THIS NOTE OR INTEREST HEREIN IS DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (1) IT IS NOT, AND IS NOT ACQUIRING THE NOTE OR ANY INTEREST HEREIN FOR OR ON BEHALF OF OR WITH THE ASSETS OF, ANY EMPLOYEE BENEFIT PLAN AS DEFINED IN SECTION 3(3) OF THE EMPLOYMENT RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") THAT IS SUBJECT TO TITLE I OF ERISA OR ANY OTHER "PLAN" AS DEFINED IN SECTION 4975(E)(1) OF THE CODE THAT IS SUBJECT TO SECTION 4975 OF

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

THE CODE OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS (WITHIN THE MEANING OF 29 CFR SECTION 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA) BY REASON OF AN EMPLOYEE BENEFIT PLAN'S OR PLAN'S INVESTMENT IN SUCH ENTITY (EACH A "BENEFIT PLAN INVESTOR"), OR ANY PLAN THAT IS SUBJECT TO ANY LAW SUBSTANTIALLY SIMILAR TO ERISA OR SECTION 4975 OF THE CODE ("SIMILAR LAW"), OR (2) IF HOLDER OR TRANSFEREE IS A BENEFIT PLAN INVESTOR OR A PLAN THAT IS SUBJECT TO SIMILAR LAW, THE PURCHASE, HOLDING OR DISPOSITION OF THIS NOTE OR INTEREST HEREIN DOES NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE OR NON-EXEMPT VIOLATION OF SIMILAR LAW AND NONE OF THE ISSUER, THE PURCHASERS, THE PLACEMENT AGENTS OR ANY OF THEIR RESPECTIVE PARTNERS, SHAREHOLDERS, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES OR AFFILIATES, THE ORIGINATOR, SUNNOVA MANAGEMENT, THE TRANSACTION MANAGER, THE TRANSACTION TRANSITION MANAGER OR THE INDENTURE TRUSTEE HAS PROVIDED OR WILL PROVIDE ANY INVESTMENT ADVICE ON WHICH THE HOLDER OR TRANSFEREE OR ANY FIDUCIARY OF SUCH HOLDER OR TRANSFEREE HAS RELIED AS A PRIMARY BASIS FOR THE DECISION TO INVEST IN THE NOTES, OR ANY INTEREST THEREIN.
THE HOLDER OF THIS NOTE OR ANY INTEREST HEREIN AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE AND ANY INTEREST HEREIN MAY ONLY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN MINIMUM DENOMINATIONS OF $100,000 AND EACH IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, AND ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A (ACTING FOR ITS OWN ACCOUNT AND NOT FOR THE ACCOUNT OF OTHERS, OR AS A FIDUCIARY OR AGENT FOR OTHER QUALIFIED INSTITUTIONAL BUYERS TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A), (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, OR (III) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE AND EVIDENCED BY AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER AND THE INDENTURE TRUSTEE), IN EACH OF CASES (I) THROUGH (III) IN ACCORDANCE WITH ANY

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, AND (B) THE PURCHASER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY TRANSFEREE OF THIS NOTE OR ANY INTEREST HEREIN OF THE RESALE RESTRICTIONS REFERRED TO ABOVE. NOTWITHSTANDING THE FOREGOING RESTRICTION, ANY NOTE THAT HAS ORIGINALLY BEEN PROPERLY ISSUED IN AN AMOUNT NO LESS THAN THE MINIMUM DENOMINATION, OR ANY INTEREST THEREIN, MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN A DENOMINATION LESS THAN THE MINIMUM DENOMINATION IF SUCH LESSER DENOMINATION IS SOLELY A RESULT OF A REDUCTION OF PRINCIPAL DUE TO PAYMENTS MADE IN ACCORDANCE WITH THE INDENTURE.
The Holder understands that the Issuer may receive a list of participants holding positions in the Notes from the Note Registrar.
(vi)Each Holder and Transferee (and if the Holder or Transferee is a Benefit Plan Investor or plan subject to Similar Law, its fiduciary) by its purchase of a Note or any Ownership Interest therein will be deemed to have represented and warranted that either (a) it is not, and is not acquiring the Note or any interest therein for or on behalf of or with the assets of, any employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") that is subject to Title I of ERISA or any other "plan" as defined in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code or any entity whose underlying assets include plan assets (within the meaning of 29 C.F.R. 2510.3-101, as modified by Section 3(42) of ERISA) by reason of an employee benefit plan's or plan's investment in such entity (each a "Benefit Plan Investor"), or any plan that is subject to any law substantially similar to ERISA or Section 4975 of the Code ("Similar Law"), or (b) if the Holder or Transferee is a Benefit Plan Investor or a plan that is subject to Similar Law, the purchase, holding and disposition of the Note or any interest therein will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or non-exempt violation of Similar Law and none of the Issuer, the Purchasers, the Placement Agents or any of their respective partners, shareholders, directors, officers, employees, representatives or affiliates, the Originator, Sunnova Management, the Transaction Manager, the Transaction Transition Manager or the Indenture Trustee has provided or will provide any investment advice on which the Holder or Transferee or any fiduciary of such Holder or Transferee has relied as a primary basis for the decision to invest in the Notes, or any interest therein or is acting as a fiduciary as defined in Section 3(21) of ERISA or Section 4975(E)(3) of the Code in connection with the acquisition, holding or disposition of the Notes or any interest therein.
(vii)Each Holder and Transferee by its purchase of a Note or any interest therein shall be deemed to have agreed to treat such Note as indebtedness and indicate on all federal, state and local income tax and information returns and reports required to be filed with respect to such Note, under any applicable federal, state or local tax statute or

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

any rule or regulation under any of them, that such Note is indebtedness unless otherwise required by Applicable Law as determined by a final determination.
(viii)Each Holder and Transferee by its purchase of a Note or any interest therein shall be deemed to have agreed to treat such Note as indebtedness and indicate on all federal, state and local income tax and information returns and reports required to be filed with respect to such Note, under any applicable federal, state or local tax statute or any rule or regulation under any of them, that such Note is indebtedness unless otherwise required by Applicable Law as determined by a final determination.
(ix)Each Holder acknowledges that the Sunnova Entities, the Indenture Trustee, the Placement Agents and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations, warranties, and agreements and agrees that, if any of the acknowledgments, representations, warranties and agreements deemed to have been made by its purchase of the Notes are no longer accurate, it shall promptly notify the Placement Agents and the Issuer. If it is acquiring any Notes as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such investor account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such investor account.
(x)Each Holder understands that the Issuer may receive a list of participants holding positions in the Notes from the Note Registrar.
(c)The Notes offered on the Closing Date are being offered in a transaction not involving a public offering in reliance on Section 4(a)(2) of the Securities Act, Rule 506(b) promulgated under the Securities Act and/or Rule 506(c) promulgated under the Securities Act. No Disposition of any Note or interest therein shall be made unless such Disposition is to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (“Rule 144A”)) in a transaction meeting the requirements of Rule 144A exempt from the registration or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance (or pursuant to an exemption from the registration requirements of) with the Securities Act and such state securities laws.
(d)If a transfer or exchange of any Note is to be made, the Note Registrar shall refuse to register such transfer or exchange unless it receives (and, upon receipt, may conclusively rely upon) a request to register the transfer or exchange of such Note; such Note presented or surrendered for register of transfer or exchange, duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Note Registrar duly executed by such Holder or by its attorney, duly authorized in writing and a certificate from the Noteholder desiring to effect such transfer or exchange substantially in the form attached hereto as Exhibit B-1 and a certificate from the prospective Transferee substantially in the form attached hereto as Exhibit B-2; and, if such transfer is to be effective within six months of the issuance date of such Note or in any transaction other than a transaction meeting the requirements of Rule 144A, an Opinion of Counsel reasonably acceptable to the Issuer and to the Note Registrar to the effect that such transfer as proposed may be made without registration under the Securities Act (which Opinion of Counsel shall be at the expense of the Noteholder requesting such transfer), together with the written certification(s) as to the facts surrounding such transfer from the Noteholder

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

desiring to effect such transfer or such Noteholder’s prospective Transferee on which such Opinion of Counsel is based.
The Notes have not been and will not be registered under the Securities Act or securities laws of any jurisdiction. Consequently, the Notes are not transferable other than pursuant to an exemption from the registration requirements of the Securities Act and satisfaction of provisions set forth in this Indenture. None of the Issuer, the Indenture Trustee or the Note Registrar shall be obligated to register or qualify any Notes under the Securities Act or any other securities law or to take any action not otherwise required under this Indenture to permit the transfer of any Note or interest therein without such registration or qualification.
(e)No transfer of any Note or any interest therein shall be made to any Plan or to any Person who is directly or indirectly acquiring such Note on behalf of, as fiduciary of, as trustee of, or with the assets of, a Plan, except in each such case, in accordance with the provisions of this Section 2.07. Any attempted or purported transfer of a Note in violation of this Section 2.07 will be null and void and vest no rights in any purported Transferee.
The Note Registrar shall refuse to register the transfer or exchange of a Note, unless it has received from the prospective Transferee a certification that it satisfies the representations in Section 4 of the Note Purchase Agreement.
It is hereby acknowledged that the forms of certification attached hereto as Exhibit B-1 and Exhibit B-2 are acceptable for purposes of this clause (e). If a transfer of any interest in a Note is to be made and is permitted without delivering to the Note Registrar a certification as provided in this Section 0, the prospective Transferee of such Note, by its acquisition of such Note (or an interest therein), shall be deemed to have made such representations.
(f)Each purchaser and transferee by its purchase of a Note or interest therein acknowledges that the Issuer, Sunnova Energy, Sunnova Intermediate Holdings, Sunnova SOL VIII Holdings, Sunnova SOL VIII Investor, the Project Company Manager, the Project Company Servicer, the Project Company Back-Up Servicer, the Transaction Manager, the Transaction Transition Manager, the Depositor, the Indenture Trustee, the Placement Agents and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations, warranties, and agreements and agrees that, if any of the acknowledgments, representations, warranties and agreements deemed to have been made by its purchase of the Notes are no longer accurate, it shall promptly notify the Issuer. If a Person is acquiring a Note as a fiduciary or agent for one or more accounts, such Person represents that, and shall be required to deliver to the Note Registrar a certificate in the form attached here to as Exhibit B-2 and such other evidence as may be reasonably required by the Issuer to confirm that, it has (i) sole investment discretion with respect to each such account and (ii) full power to make the applicable foregoing acknowledgments, representations, warranties, certifications or agreements with respect to each such account, including without limitation those set forth in subsections (b), (c), (d), or 0, as appropriate, of this Section 2.07 (including those set forth in Exhibit B-1 and Exhibit B-2, as applicable).
(g)Each purchaser and transferee by its purchase of a Note or interest therein shall be deemed to have represented and warranted that at the time of its purchase and throughout the period that it holds such Note or interest therein, that it will not sell or otherwise transfer the

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Note or interest therein to any person without first obtaining the same foregoing representations, warranties and covenants from that person.
(h)Subject to the provisions of this Section 2.07, upon surrender for registration of transfer of any Note at the offices of the Note Registrar maintained for such purpose, one or more new Notes of authorized denominations and of like aggregate principal balance shall be executed, authenticated and delivered, in the name of the designated transferee or transferees, in accordance with this Section 2.07.
(i)At the option of any Noteholder, its Notes may be exchanged for other Notes of the same Class of authorized denominations evidencing a like Outstanding Note Balance, upon surrender of the Notes to be exchanged at the offices of the Note Registrar maintained for such purpose. Whenever any Notes are so surrendered for exchange, the Notes which the Noteholder making the exchange is entitled to receive shall be executed, authenticated and delivered in accordance with Section 2.07.
(j)Every Note presented or surrendered for transfer or exchange shall (if so required by the Note Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to, the Note Registrar duly executed by the Noteholder thereof or his attorney duly authorized in writing.
(k)No service charge shall be imposed for any transfer or exchange of Notes, but the Issuer or the Indenture Trustee may require payment of a sum sufficient to cover any Tax or other governmental charge that may be imposed in connection with any transfer or exchange of Notes.
(l)All Notes surrendered for transfer and exchange shall be physically canceled by the Note Registrar, and the Note Registrar shall dispose of such canceled Notes in accordance with its standard procedures.
The Notes have not been and will not be registered under the Securities Act or the securities laws of any jurisdiction. Consequently, the Notes are not transferable other than pursuant to an exemption from the registration requirements of the Securities Act and satisfaction of provisions set forth in this Indenture.
Section 2.08    [Reserved].
Section 2.09    Mutilated, Destroyed, Lost or Stolen Notes.
(a)If (i) any mutilated Note is surrendered to the Indenture Trustee or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by the Indenture Trustee to hold each of the Issuer and the Indenture Trustee harmless, then, in the absence of actual notice to the Issuer or the Indenture Trustee that such Note has been acquired by a protected purchaser, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver upon an Issuer Order, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note or Notes of the same tenor, and Class and principal balance bearing a number not contemporaneously outstanding; provided, however, that if any such mutilated, destroyed, lost or stolen Note shall have become subject to receipt of payment in full, instead of

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

issuing a new Note, the Indenture Trustee may make a payment with respect to such Note without surrender thereof, except that any mutilated Note shall be surrendered. If, after the delivery of such new Note or payment with respect to a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a protected purchaser of the original Note in lieu of which such new Note was issued presents for receipt of payments such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such new Note (or such payment) from the Person to whom it was delivered or any Person taking such new Note from such Person, except a protected purchaser, and each of the Issuer and the Indenture Trustee shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage or cost incurred by the Issuer or the Indenture Trustee in connection therewith.
(b)Upon the issuance of any new Note under this Section 2.09, the Issuer or the Indenture Trustee may require the payment of a sum sufficient to cover any Tax or other governmental charge that may be imposed in relation thereto.
(c)Every new Note issued pursuant to this Section 2.09 in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not such destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.
(d)The provisions of this Section 2.09 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment with respect to mutilated, destroyed, lost or stolen Notes.
Section 2.10    Persons Deemed Noteholders. Before due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered as the owner of such Note (a) on the applicable Record Date for the purpose of receiving payments with respect to principal and interest on such Note and (b) on any date for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by any notice to the contrary.
Section 2.11    Cancellation of Notes. All Notes surrendered for payment, registration of transfer, exchange or prepayment shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by it. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Note previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.11 except as expressly permitted by this Indenture. All canceled Notes shall be held and disposed of by the Indenture Trustee in accordance with its standard retention and disposal policy.
Section 2.12    Conditions to Closing. The Notes shall be executed, authenticated and delivered on the Closing Date in accordance with Section 2.05 and, upon receipt by the Indenture Trustee of the following:
(a)an Issuer Order authorizing the authentication and delivery of such Notes by the Indenture Trustee;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(b)the original Notes executed by the Issuer and true and correct copies of the Transaction Documents;
(c)Opinions of Counsel addressed to the Indenture Trustee, the Placement Agents and the Rating Agency in form and substance satisfactory to the Indenture Trustee, the Placement Agents and the Rating Agency addressing corporate, security interest, tax, bankruptcy and other matters;
(d)an Officer’s Certificate of an Authorized Officer of the Issuer, stating that:
(i)all representations and warranties of the Issuer contained in the Transaction Documents are true and correct, and no defaults exist under the Transaction Documents;
(ii)the issuance of the Notes will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, this Indenture or any other Transaction Document, the Issuer Operating Agreement or any other constituent documents of the Issuer or any indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any Proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject, and that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Notes have been fully satisfied; and
(iii)the conditions precedent described in this Indenture and in the other Transaction Documents, if any, have been satisfied;
(e)an Officer’s Certificate dated as of the Closing Date, of an Authorized Officer of Sunnova Intermediate Holdings that:
(i)Sunnova Intermediate Holdings is not in default under any of the Transaction Documents to which it is a party, and the transfer of the Conveyed Property by it will not result in any breach of any of the terms, conditions or provisions of, or constitute a material default under, its organizational documents or any other constituent documents of it or any indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound, or any order of any court or administrative agency entered in any Proceeding to which it is a party or by which it may be bound or to which it may be subject;
(ii)all representations and warranties of it contained in each of the Transaction Documents to which it is a party are true and correct on and as of the Closing Date, as though made on and as of the Closing Date; and
(iii)all conditions precedent set forth in Section 2.12 and in the other Transaction Documents have been satisfied;
(f)an Officer’s Certificate dated as of the Closing Date, of an Authorized Officer of Sunnova SOL VIII Holdings that:

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(i)Sunnova SOL VIII Holdings is not in default under any of the Transaction Documents to which it is a party, and the transfer of the Conveyed Property by it will not result in any breach of any of the terms, conditions or provisions of, or constitute a material default under, its organizational documents or any other constituent documents of it or any indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound, or any order of any court or administrative agency entered in any Proceeding to which it is a party or by which it may be bound or to which it may be subject;
(ii)all representations and warranties of it contained in each of the Transaction Documents to which it is a party are true and correct on and as of the Closing Date, as though made on and as of the Closing Date; and
(iii)all conditions precedent set forth in Section 2.12 and in the other Transaction Documents have been satisfied;
(g)an Officer’s Certificate dated as of the Closing Date, of an Authorized Officer of the Depositor that:
(i)the Depositor is not in default under any of the Transaction Documents to which it is a party, and the transfer of the Conveyed Property by it and the simultaneous Grant of the Trust Estate to the Indenture Trustee by the Issuer will not result in any breach of any of the terms, conditions or provisions of, or constitute a material default under, its organizational documents or any other constituent documents of it or any indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound, or any order of any court or administrative agency entered in any Proceeding to which it is a party or by which it may be bound or to which it may be subject;
(ii)all representations and warranties of it on and as of the Closing Date, as though made on and as of the Closing Date contained in each of the Transaction Documents to which it is a party are true and correct; and
(iii)all conditions precedent set forth in Section 2.12 and in the other Transaction Documents have been satisfied;
(h)an Officer’s Certificate dated as of the Closing Date, of an Authorized Officer of Sunnova Management that:
(i)Sunnova Management is not in default under any of the Transaction Documents to which it is a party, and the performance by Sunnova Management under the Transaction Documents to which it is a party, will not result in any breach of any of the terms, conditions or provisions of, or constitute a material default under, its organizational documents or any other constituent documents of it or any indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound, or any order of any court or administrative agency entered in any Proceeding to which it is a party or by which it may be bound or to which it may be subject;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(ii)all representations and warranties of it contained in each of the Transaction Documents to which it is a party are true and correct on and as of the Closing Date, as though made on and as of the Closing Date; and
(iii)all conditions precedent set forth in Section 2.12 and in the other Transaction Documents have been satisfied;
(i)an Officer’s Certificate dated as of the Closing Date, of an Authorized Officer of Sunnova Energy that:
(i)Sunnova Energy is not in default under any of the Transaction Documents to which it is a party, and the performance by Sunnova Energy under the Transaction Documents to which it is a party, will not result in any breach of any of the terms, conditions or provisions of, or constitute a material default under, its organizational documents or any other constituent documents of it or any indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound, or any order of any court or administrative agency entered in any Proceeding to which it is a party or by which it may be bound or to which it may be subject;
(ii)all representations and warranties of it contained in each of the Transaction Documents to which it is a party are true and correct on and as of the Closing Date, as though made on and as of the Closing Date; and
(iii)all conditions precedent set forth in Section 2.12 and in the other Transaction Documents have been satisfied;
(j)an Officer’s Certificate dated as of the Closing Date, of an Authorized Officer of the Managing Member that:
(i)the Managing Member is not in default under any of the Transaction Documents to which it is a party, and the performance by the Managing Member under the Transaction Documents to which it is a party will not result in any breach of any of the terms, conditions or provisions of, or constitute a material default under, its organizational documents or any other constituent documents of it or any indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound, or any order of any court or administrative agency entered in any Proceeding to which it is a party or by which it may be bound or to which it may be subject;
(ii)all representations and warranties of it contained in each of the Transaction Documents to which it is a party are true and correct on and as of the Closing Date, as though made on and as of the Closing Date; and
(iii)all conditions precedent set forth in Section 2.12 and in the other Transaction Documents have been satisfied;
(k)[Reserved]:
(l)an Officer’s Certificate dated as of the Closing Date, of an Authorized Officer of Sunnova SOL VIII Investor that:

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(i)Sunnova SOL VIII Investor is not in default under any of the Transaction Documents to which it is a party, and the performance by Sunnova Management under the Transaction Documents to which it is a party, will not result in any breach of any of the terms, conditions or provisions of, or constitute a material default under, its organizational documents or any other constituent documents of it or any indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound, or any order of any court or administrative agency entered in any Proceeding to which it is a party or by which it may be bound or to which it may be subject;
(ii)all representations and warranties of it contained in each of the Transaction Documents to which it is a party are true and correct on and as of the Closing Date, as though made on and as of the Closing Date; and
(iii)all conditions precedent set forth in Section 2.12 and in the other Transaction Documents have been satisfied;
(m)a Secretary's Certificate dated as of the Closing Date of each Sunnova Entity (other than the Project Company) regarding certain organizational matters and the incumbency of the signatures of such Sunnova Entities;
(n)the assignment to Sunnova SOL VIII Holdings by Sunnova Intermediate Holdings of its right, title and interest in the Conveyed Property, duly executed by Sunnova Intermediate Holdings and Sunnova SOL VIII Holdings, the assignment to Sunnova SOL VIII Investor by Sunnova SOL VIII Holdings of its right, title and interest in the Conveyed Property, duly executed by Sunnova SOL VIII Holdings and Sunnova SOL VIII Investor, the assignment to the Depositor by Sunnova SOL VIII Investor of its right, title and interest in the Conveyed Property, duly executed by Sunnova SOL VIII Investor and the Depositor, and the assignment to the Issuer by the Depositor of its right, title and interest in the Conveyed Property, duly executed by the Depositor and the Issuer;
(o)presentment of all applicable UCC termination statements or partial releases (collectively, the "Termination Statements") terminating the Liens of creditors of Sunnova Energy, Sunnova Intermediate Holdings, Sunnova SOL VIII Holdings, Sunnova SOL VIII Investor, the Depositor, the Managing Member, the Original Managing Member Owner or any other Person with respect to any part of the Trust Estate or the assets pledged to the Indenture Trustee under the Pledge and Security Agreement (except as expressly contemplated by the Transaction Documents) and the Financing Statements (which shall constitute all of the Perfection UCCs with respect to the Closing Date) to the proper Person for filing to perfect the Indenture Trustee’s first priority Lien on the Trust Estate, subject to Permitted Liens;
(p)evidence that the Indenture Trustee has established the Collection Account, the Liquidity Reserve Account and the Supplemental Reserve Account;
(q)evidence that Sunnova Energy has established the Host Customer Deposit Account;
(r)delivery by the Custodian to the Issuer and the Indenture Trustee of an executed Closing Date Certification;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(s)delivery by the Rating Agency to the Issuer and the Indenture Trustee of its rating letter assigning a rating to the Class A Notes of at least "A- (sf)" and to the Class B Notes of at least "BBB- (sf)";
(t)all collections received in respect of the Conveyed Property for any period following the Initial Cut-Off Date have been deposited into the Collection Account on the Closing Date;
(u)the Issuer shall have deposited the Liquidity Reserve Account Floor Amount into the Liquidity Reserve Account;
(v)the Issuer shall have deposited $[***] into the Supplemental Reserve Account;
(w)none of the Issuer or the Managing Member shall be insolvent and will become insolvent as a result of the Grant pursuant to this Indenture or the other Transaction Documents or the transactions contemplated by the Transaction Documents; and
(x)any other certificate, document or instrument reasonably requested by the Placement Agents or the Indenture Trustee.
Section 2.13    [Reserved].
Section 2.14    Access to List of Noteholders’ Names and Addresses. The Indenture Trustee shall furnish or cause to be furnished to the Transaction Manager within 15 days after receipt by the Indenture Trustee of a request therefor from the Transaction Manager in writing, a list, in such form as the Transaction Manager may reasonably require, of the names and addresses of the Noteholders as of the most recent Record Date.
Article III

Covenants; Collateral; Representations; Warranties
Section 3.01    Performance of Obligations.
(a)The Issuer will not take any action or permit any action to be taken by others which would release any Person from any of such Person’s covenants or obligations in any Transaction Document or under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any bankruptcy or other court or as permitted by, or expressly provided in, this Indenture, the Transaction Documents or such other instrument or agreement.
(b)To the extent consistent with the Issuer Operating Agreement, the Issuer may contract with other Persons to assist it in performing its duties hereunder, and any performance of such duties shall be deemed to be action taken by the Issuer. To the extent that the Issuer contracts with other Persons which include or may include the furnishing of reports, notices or correspondence to the Indenture Trustee, the Issuer shall identify such Persons in a written notice to the Indenture Trustee.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(c)The Issuer shall and shall require that the Depositor, Sunnova Intermediate Holdings, Sunnova SOL VIII Holdings and Sunnova SOL VIII Investor characterize (i) the transfer of the Conveyed Property by Sunnova Intermediate Holdings to Sunnova SOL VIII Holdings, the transfer of the Conveyed Property by Sunnova SOL VIII Holdings to Sunnova SOL VIII Investor, the transfer of the Conveyed Property by Sunnova SOL VIII Investor to the Depositor and the transfer of the Conveyed Property by the Depositor to the Issuer pursuant to the Managing Member Contribution Agreement, in each case, as an absolute transfer for legal purposes, (ii) the Grant of the Trust Estate by the Issuer under this Indenture as a pledge for financial accounting purposes, and (iii) the Notes as indebtedness for U.S. federal income tax purposes and for financial accounting purposes (unless otherwise required by Applicable Law). In this regard, the financial statements of SEI and its consolidated subsidiaries will show the Conveyed Property as owned by the consolidated group and the Notes as indebtedness of the consolidated group (and will contain appropriate footnotes stating that the assets of the Issuer will not be available to creditors of SEI, Sunnova Energy, Sunnova Intermediate Holdings, Sunnova SOL VIII Holdings or the Depositor or any other Person), and the U.S. federal income Tax Returns of SEI, Sunnova Energy and its consolidated subsidiaries that are regarded entities for U.S. federal income tax purposes will indicate that the Notes are indebtedness unless otherwise required by Applicable Law. The Issuer will cause Sunnova Energy, Sunnova Intermediate Holdings, Sunnova SOL VIII Holdings, Sunnova SOL VIII Investor and the Depositor to file all required Tax Returns and associated forms, reports, schedules and supplements thereto in a manner consistent with such characterizations unless otherwise required by Applicable Law.
(d)The Issuer covenants to pay, or cause to be paid, all Taxes or other similar charges levied by any governmental authority with regard to the Trust Estate, except to the extent that the validity or amount of such Taxes is contested in good faith, via appropriate Proceedings and with adequate reserves established and maintained therefor in accordance with GAAP.
(e)The Issuer hereby assumes liability for all liabilities associated with the Trust Estate or created under this Indenture, including but not limited to any obligation arising from the breach or inaccuracy of any representation, warranty or covenant of the Issuer set forth herein except as provided in the Transaction Documents. Notwithstanding the foregoing, the Issuer has and shall have no liability with respect to the payment of principal and interest on the Notes, except as otherwise provided in this Indenture.
(f)The Issuer will perform and observe all of its obligations and agreements contained in this Indenture, the Transaction Documents and in the instruments and agreements included in the Trust Estate, including, but not limited to, preparing (or causing to be prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the other Transaction Documents in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Transaction Document or any provision thereof without the consent of the Indenture Trustee (acting at the direction of the Majority Noteholders of the Controlling Class).
(g)If an Event of Default or Transaction Manager Termination Event shall arise from the failure of the Transaction Manager to perform any of its duties or obligations under the Transaction Management Agreement, the Issuer shall take all reasonable steps available to it to

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

remedy such failure, including appointing a Replacement Transaction Manager pursuant to the terms of the Transaction Management Agreement.
(h)The Issuer, or the Transaction Manager on behalf of the Issuer, shall supply to the Indenture Trustee, at the time and in the manner required by applicable Treasury Regulations, for further distribution to such persons, and to the extent required by applicable Treasury Regulations, information with respect to any original issue discount accruing on the Notes.
(i)
(i)No later than February 1, 2025 (or such later date as may be agreed with the written consent of the Approving Noteholders and notified by such parties to the Indenture Trustee), the Issuer shall have, or shall have procured that the Project Company has, engaged a Special O&M Manager pursuant to a Special O&M Manager Agreement in form and substance reasonably satisfactory to the Approving Noteholders. The failure and continuance (subject to Section 3.01(i)(ii) below) after such date to complete such engagement shall be a “Special O&M Manager Event”. Subject to the conditions set forth in Section 3.01(i)(ii) below, so long as such Special O&M Manager Event is in effect, the Issuer shall (in accordance with and subject to the Priority of Payments) pay the applicable Additional Principal Amount set forth in clause (ii) or (iii) of the definition thereof on each Payment Date during the occurrence and continuance of such Special O&M Manager Event.
(ii)If at any time after a Special O&M Manager has been appointed Sunnova Management has reorganized itself and its operations in a manner that is reasonably satisfactory to the Approving Noteholders to minimize the impact of a potential future Insolvency Event of Sunnova Energy, then the Issuer shall be entitled to terminate the engagement of the Special O&M Manager and no Special O&M Manager Event shall arise as a result of such termination.
Section 3.02    Negative Covenants. In addition to the restrictions and prohibitions set forth in Sections 3.04, and 3.10 and elsewhere herein, the Issuer will not:
(a)sell, transfer, exchange or otherwise dispose of any portion of its interest in the Trust Estate except as expressly permitted by this Indenture or the other Transaction Documents; provided, that at any time the Issuer may distribute to the Depositor (i) SRECs, (ii) any SREC Proceeds (unless deposited into and not otherwise withdrawn from the Collection Account), (iii) any Grid Services Net Revenue and Grid Services Customer Payment Amounts and (iv) any proceeds related to Rebates generated with respect to the Solar Assets;
(b)permit the validity or effectiveness of this Indenture or any Grant hereunder or under any other Transaction Document to be impaired or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby or under any other Transaction Document;
(c)(i) create, incur or suffer, or permit to be created or incurred or to exist any Lien on any of the Trust Estate or the assets of the Managing Member or any Non-Tax Equity Project Company or (ii) permit the Lien created by this Indenture or any other Transaction Document not to constitute a valid first priority, perfected Lien on the Trust Estate or the assets of the

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Managing Member or any Non-Tax Equity Project Company pledged to the Indenture Trustee under the Pledge and Security Agreement, in each case subject to Permitted Liens;
(d)take any action or fail to take any action which action or failure to act may cause the Issuer to become classified as an association (or a publicly traded partnership) that is taxable as a corporation for U.S. federal income tax purposes; or
(e)act in violation of its organization documents.
Section 3.03    Money for Note Payments.
(a)All payments with respect to any Notes which are to be made from amounts withdrawn from the Collection Account pursuant to the Priority of Payments shall be made on behalf of the Issuer by the Indenture Trustee, and no amounts so withdrawn from an Account for payments with respect to the Notes shall be paid over to the Issuer under any circumstances except as provided in this Section 3.03 and Article V.
(b)When the Indenture Trustee is not also the Note Registrar, the Issuer shall furnish, or cause the Note Registrar to furnish, no later than the fifth calendar day after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Noteholders and of the number of individual Notes and the Outstanding Note Balance held by each such Noteholder.
(c)Any money held by the Indenture Trustee in trust for the payment of any amount distributable but unclaimed with respect to any Note shall be held in a non-interest bearing trust account, and if the same remains unclaimed for two years after such amount has become due to such Noteholder, such money shall be discharged from such trust and paid to the Issuer upon an Issuer Order without any further action by any Person; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee with respect to such trust money shall thereupon cease. The Indenture Trustee may adopt and employ, at the expense of the Issuer, any reasonable means of notification of such payment (including, but not limited to, mailing notice of such payment to Noteholders whose Notes have been called but have not been surrendered for prepayment or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee, at the last address of record for each such Noteholder).
Section 3.04    Restriction of Issuer Activities. Until the date that is 365 days after the Termination Date, the Issuer will not on or after the date of execution of this Indenture:
(a)engage in any business or investment activities other than those necessary for, incident to, connected with or arising out of, owning and Granting the Trust Estate to the Indenture Trustee for the benefit of the Noteholders, or contemplated hereby, in the Transaction Documents and the Issuer Operating Agreement;
(b)incur any indebtedness secured in any manner by, or having any claim against, the Trust Estate or the Issuer other than indebtedness arising hereunder and in connection with the Transaction Documents and as otherwise expressly permitted in a Transaction Document;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(c)incur any other indebtedness except as permitted in the Issuer Operating Agreement;
(d)amend, or propose to the member of the Depositor for their consent any amendment of, the Issuer Operating Agreement (or, if the Issuer shall be a successor to the Person named as the Issuer in the first paragraph of this Indenture, amend, consent to amendment or propose any amendment of, the governing instruments of such successor), without giving notice thereof in writing, 30 days prior to the date on which such amendment is to become effective, to the Rating Agency;
(e)except as otherwise expressly permitted by this Indenture or the Transaction Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Trust Estate; provided, that at any time the Issuer may distribute to the Depositor (i) SRECs, (ii) any SREC Proceeds (unless deposited into and not otherwise withdrawn from the Collection Account), (iii) any Grid Services Net Revenue and Grid Services Customer Payment Amounts and (iv) any proceeds related to Rebates generated with respect to the Solar Assets;
(f)claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the Taxes levied or assessed upon any part of the Trust Estate;
(g)permit the validity or effectiveness of this Indenture to be impaired, or permit the Lien in favor of the Indenture Trustee created by this Indenture or any other Transaction Document to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby;
(h)permit the Lien of this Indenture or any other Transaction Document not to constitute a valid perfected first priority (other than with respect to a Permitted Lien) Lien on the Trust Estate; or
(i)dissolve, liquidate, merge or consolidate with any other Person, other than in compliance with Section 3.10 if any Notes are Outstanding.
Section 3.05    Protection of Trust Estate.
(a) The Issuer intends the Lien Granted pursuant to this Indenture or any other Transaction Document in favor of the Indenture Trustee for the benefit of the Noteholders to be prior to all other Liens in respect of the Trust Estate or the pledged assets of the Managing Member and any Non-Tax Equity Project Company, subject to Permitted Liens, and the Issuer shall take all actions necessary to obtain and maintain, in favor of the Indenture Trustee and the Noteholders, a first priority, perfected Lien on the Trust Estate and the pledged assets of the Managing Member and any Non-Tax Equity Project Company, subject to Permitted Liens. The Issuer will from time to time prepare, execute (or authorize the filing of) and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance, and other instruments, and will take such other action as may be necessary or advisable to:

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(i)provide further assurance with respect to such Grant and/or Grant more effectively all or any portion of the Trust Estate;
(ii)(A) maintain and preserve the Lien (and the priority thereof) in favor of the Indenture Trustee created by this Indenture and any other Transaction Document and (B) enforce the terms and provisions of this Indenture or carry out more effectively the purposes hereof;
(iii)perfect or protect the validity of any Grant made or to be made by this Indenture and any other Transaction Document;
(iv)enforce its rights under the Transaction Documents; or
(v)preserve and defend title to any asset included in the Trust Estate and the pledged assets of the Managing Member and any Non-Tax Equity Project Company and the rights of the Indenture Trustee and of the Noteholders in the Trust Estate and the pledged assets of the Managing Member and any Non-Tax Equity Project Company against the claims of all Persons.
The Issuer shall deliver or cause to be delivered to the Indenture Trustee file stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Issuer shall cooperate fully with the Indenture Trustee in connection with the obligations set forth above and will execute (or authorize the filing of) any and all documents reasonably required to fulfill the intent of this Section 3.05.
(b)The Issuer hereby irrevocably appoints the Indenture Trustee as its agent and attorney-in-fact (such appointment being coupled with an interest) to execute, or authorize the filing of, upon the Issuer’s failure to do so, any financing statement or continuation statement required pursuant to this Section 3.05; provided, however, that such designation shall not be deemed to create any duty in the Indenture Trustee to monitor the compliance of the Issuer with the foregoing covenants; and provided further, that the Indenture Trustee shall only be obligated to execute or authorize such financing statement or continuation statement upon written direction of the Transaction Manager and upon written notice to a Responsible Officer of the Indenture Trustee of the failure of the Issuer to comply with the provisions of Section 3.05(a); shall not be required to pay any fees, Taxes or other governmental charges in connection therewith; and shall not be required to prepare any financing statement or continuation statement required pursuant to this Section 3.05 (which shall in each case be prepared by the Issuer or the Transaction Manager). The Issuer shall cooperate with the Transaction Manager and provide to the Transaction Manager any information, documents or instruments with respect to such financing statement or continuation statement that the Transaction Manager may reasonably require. Neither the Indenture Trustee nor any of its officers, directors, employees, attorneys or agents will be responsible or liable for the existence, genuineness, value or protection of any collateral securing the Notes, for the legality, enforceability, effectiveness or sufficiency of the Transaction Documents or any financing statement or continuation statement for the creation, perfection, continuation, priority, sufficiency or protection of any of the liens, or for any defect or deficiency as to any such matters, for monitoring the status of any lien or performance of the collateral or for the accuracy or sufficiency of any financing statement or continuation statement prepared for its execution or authorization hereunder.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(c)Except as necessary or advisable in connection with the fulfillment by the Indenture Trustee of its duties and obligations described herein or in any other Transaction Document, the Indenture Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held as described in the most recent Opinion of Counsel that was delivered pursuant to Section 3.06 (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered at the Closing Date pursuant to Section 2.12(c), if no Opinion of Counsel has yet been delivered pursuant to Section 3.06) unless the Indenture Trustee shall have first received an Opinion of Counsel to the effect that the Lien created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.
(d)No later than 30 days prior to any Sunnova Entity making any change in its or their name, identity, jurisdiction of organization or structure which would make any financing statement or continuation statement filed in accordance with Section 3.05(a) above seriously misleading within the meaning of Section 9-506 of the UCC as in effect in New York or wherever else necessary or appropriate under Applicable Law, or otherwise impair the perfection of the Lien on the Trust Estate or the pledged assets of the Managing Member and any Non-Tax Equity Project Company, the Issuer shall give or cause to be given to the Indenture Trustee written notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the Indenture Trustee's Lien on the Trust Estate or the pledged assets of the Managing Member and any Non-Tax Equity Project Company. None of Sunnova Intermediate Holdings, Sunnova SOL VIII Holdings, Sunnova SOL VIII Investor, the Depositor or the Issuer shall become or seek to become organized under the laws of more than one jurisdiction.
(e)The Issuer shall give the Indenture Trustee written notice at least 30 days prior to any relocation of any Sunnova Entity's respective principal executive office or jurisdiction of organization and whether, as a result of such relocation, the applicable provisions of relevant law or the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to continue the perfection of the Indenture Trustee's Lien on the Trust Estate. The Issuer shall at all times maintain its principal executive office and jurisdiction of organization within the United States of America.
Section 3.06    Opinions and Officer's Certificates as to Trust Estate.
(a)On the Closing Date and, if requested by the Indenture Trustee on the date of each supplemental indenture hereto, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel to the effect that, in the opinion of such counsel, either (i) such action has been taken with respect to the recording and filing of the requisite documents (and assuming the filing of any required financing statements and continuation statements) as are necessary to perfect and make effective the Lien on the Trust Estate in favor of the Indenture Trustee for the benefit of the Noteholders, created by this Indenture, subject to Permitted Liens, and reciting the details of such action or (ii) no such action is necessary to make such Lien effective.
(b)On or before the thirtieth day prior to the fifth anniversary of the Closing Date and every five years thereafter until the earlier of the Rated Final Maturity or the Termination Date, the Issuer shall furnish to the Indenture Trustee an Officer's Certificate either stating that (i) such action has been taken with respect to the recording, filing, re-recording and re-filing of the

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

requisite documents including the filing of any financing statements and continuation statements as is necessary to maintain the Lien created by this Indenture with respect to the Trust Estate and reciting the details of such action or (ii) no such action is necessary to maintain such Lien. The Issuer shall also provide the Indenture Trustee with a file stamped copy of any document or instrument filed as described in such Officer's Certificate contemporaneously with the delivery of such Officer's Certificate. Such Officer's Certificate shall also describe the recording, filing, re-recording and re-filing of the requisite documents, including the filing of any financing statements and continuation statements that will be required to maintain the Lien of this Indenture with respect to the Trust Estate. If the Officer's Certificate delivered to the Indenture Trustee hereunder specifies future action to be taken by the Issuer, the Issuer shall furnish a further Officer's Certificate no later than the time so specified in such former Officer's Certificate to the extent required by this Section 3.06.
Section 3.07    Statement as to Compliance. The Issuer will deliver to the Indenture Trustee and the Rating Agency, within 120 days after the end of each calendar year (beginning with calendar year 2025), an Officer's Certificate of the Issuer stating, as to the signer thereof, that, (a) a review of the activities of the Issuer during the preceding calendar year and of its performance under this Indenture has been made under such officer's supervision, (b) to the best of such officer's knowledge, based on such review, the Issuer has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and remedies therefor being pursued, and (c) to the best of such officer's knowledge, based on such review, no event has occurred and has been waived which is, or after notice or lapse of time or both would become, an Event of Default hereunder or, if such an event has occurred and has not been waived, specifying each such event known to him or her and the nature and status thereof and remedies therefor being pursued.
Section 3.08    Schedule of Solar Assets.  Upon any acquisition of Qualified Substitute Solar Assets, the Issuer shall cause the Transaction Manager to update the Schedule of Solar Assets to add such Qualified Substitute Solar Assets to the Schedule of Solar Assets and deliver such updated Schedule of Solar Assets to the Indenture Trustee.
Section 3.09    Recording. The Issuer will, upon the Closing Date and thereafter from time to time, prepare and cause financing statements and such other instruments as may be required with respect thereto, including without limitation, the Financing Statements to be filed, registered and recorded as may be required by present or future law (with file stamped copies thereof delivered to the Indenture Trustee) to create, perfect and protect the Lien hereof upon the Trust Estate and the pledged assets of the Managing Member and any Non-Tax Equity Project Company, and protect the validity of this Indenture. The Issuer shall, from time to time, perform or cause to be performed any other act as required by law and shall execute (or authorize, as applicable) or cause to be executed (or authorized, as applicable) any and all further instruments (including financing statements, continuation statements and similar statements with respect to any of said documents with file stamped copies thereof delivered to the Indenture Trustee) that are necessary or reasonably requested by the Indenture Trustee for such creation, perfection and protection. The Issuer shall pay, or shall cause to be paid, all filing, registration and recording taxes and fees incident thereto, and all expenses, Taxes and other governmental charges incident to or in connection with the preparation, execution, authorization, delivery or acknowledgment of the recordable documents, any instruments of further assurance, and the Notes.
Section 3.10    Agreements Not to Institute Bankruptcy Proceedings; Additional Covenants; Covenants with Respect to the Managing Member and Project Company.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(a)The Issuer shall only voluntarily institute any Proceedings to adjudicate the Issuer, the Managing Member or the Project Company as bankrupt or insolvent, consent to the institution of bankruptcy or Insolvency Proceedings against the Issuer, the Managing Member or the Project Company, file a petition seeking or consenting to reorganization or relief under any applicable federal or State law relating to bankruptcy, consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Issuer or a substantial part of its property or admit its inability to pay its debts generally as they become due or authorize any of the foregoing to be done or taken on behalf of the Issuer, in accordance with the terms of the Issuer Operating Agreement.
(b)So long as any of the Notes are Outstanding:
(i)The Issuer will keep in full effect its existence, rights and franchises as a limited liability company under the laws of the State of Delaware and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes and each asset included in the Trust Estate.
(ii)The Issuer shall not consolidate or merge with or into any other entity or convey or transfer its properties and assets substantially as an entirety to any entity unless (A) the entity (if other than the Issuer) formed or surviving such consolidation or merger, or that acquires by conveyance or transfer the properties and assets of the Issuer substantially as an entirety, shall be organized and existing under the laws of the United States of America or any State thereof as a special purpose bankruptcy remote entity, and shall expressly assume in form satisfactory to the Rating Agency the obligation to make due and punctual payments of principal and interest on the Notes then Outstanding and the performance of every covenant on the part of the Issuer to be performed or observed pursuant to this Indenture, (B) immediately after giving effect to such transaction, no Default or Event of Default under this Indenture shall have occurred and be continuing, (C) such consolidation, merger, conveyance or transfer would not violate any applicable Designated Transfer Restriction, (D) the Issuer shall have delivered to the Rating Agency and the Indenture Trustee an Officer’s Certificate of the Issuer and an Opinion of Counsel, each stating that such consolidation, merger, conveyance or transfer complies with this Indenture and (E) the Issuer shall have given prior written notice of such consolidation or merger to the Rating Agency.
(iii)The funds and other assets of the Issuer shall not be commingled with those of any other Person except to the extent expressly permitted under the Transaction Documents.
(iv)The Issuer shall not be, become or hold itself out as being liable for the debts of any other Person.
(v)The Issuer shall not form, or cause to be formed, any subsidiaries.
(vi)The Issuer shall act solely in its own name and through its Authorized Officers or duly authorized agents in the conduct of its business, and shall conduct its business so as not to mislead others as to the identity of the entity with which they are

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

concerned. The Issuer shall not have any employees other than the Authorized Officers of the Issuer.
(vii)The Issuer shall maintain its records and books of account and shall not commingle its records and books of account with the records and books of account of any other Person. The books of the Issuer may be kept (subject to any provision contained in the applicable statutes) inside or outside the State of Delaware at such place or places as may be designated from time to time by the Issuer Operating Agreement.
(viii)All actions of the Issuer shall be taken by an Authorized Officer of the Issuer (or any Person acting on behalf of the Issuer).
(ix)The Issuer shall not amend its certificate of formation (except as required under Delaware law) or the Issuer Operating Agreement, without first giving prior written notice of such amendment to the Rating Agency (a copy of which shall be provided to the Indenture Trustee).
(x)The Issuer maintains and will maintain the formalities of the form of its organization.
(xi)The annual financial statements of SEI and its consolidated subsidiaries will disclose the effects of the transactions contemplated by the Transaction Documents in accordance with GAAP. Any consolidated financial statements which consolidate the assets and earnings of SEI, Sunnova Energy, Sunnova Intermediate Holdings, Sunnova SOL VIII Holdings, Sunnova SOL VIII Investor or the Depositor with those of the Issuer will contain a footnote to the effect that the assets of the Issuer will not be available to creditors of SEI, Sunnova Energy, Sunnova Intermediate Holdings, Sunnova SOL VIII Holdings, Sunnova SOL VIII Investor or the Depositor or any other Person other than creditors of the Issuer. The financial statements of the Issuer, if any, will disclose that the assets of SEI, Sunnova Energy, Sunnova Intermediate Holdings, Sunnova SOL VIII Holdings, Sunnova SOL VIII Investor and the Depositor are not available to pay creditors of the Issuer.
(xii)Other than certain costs and expenses related to the issuance of the Notes and pursuant to the Performance Guaranty or the Transaction Management Agreement, none of Sunnova Energy, Sunnova Intermediate Holdings, Sunnova SOL VIII Holdings, Sunnova SOL VIII Investor, Sunnova Management or the Depositor shall pay the Issuer's expenses, guarantee the Issuer's obligations or advance funds to the Issuer for payment of expenses except for costs and expenses for which Sunnova Energy, Sunnova Intermediate Holdings, Sunnova SOL VIII Holdings, Sunnova SOL VIII Investor, Sunnova Management or Depositor is required to make payments, in which case the Issuer will reimburse such Person for such payment.
(xiii)All business correspondences of the Issuer are and will be conducted in the Issuer’s own name.
(xiv)Other than as contemplated by the Transaction Documents, no Sunnova Entity acts or will act as agent of the Issuer and the Issuer does not and will not act as agent of any Sunnova Entity.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(xv)[Reserved].
(xvi)The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) to acquire capital assets (either realty or personalty) other than pursuant to the Managing Member Contribution Agreement.
(xvii)The Issuer shall comply with the requirements of all Applicable Laws, the non-compliance with which would have a Material Adverse Effect with respect to the Issuer.
(xviii)The Issuer shall not, directly or indirectly, (A) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Transaction Manager, (B) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (C) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, distributions to its beneficial owners, the Transaction Manager, and the Indenture Trustee as permitted by, and to the extent funds are available for such purpose under, this Indenture and the other Transaction Documents (including distributions of any Grid Services Net Revenue, SRECs, SREC Proceeds or proceeds related to Rebates generated with respect to the Solar Assets). The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account or any other Account except in accordance with this Indenture and the other Transaction Documents.
(c)So long as any of the Notes remain Outstanding, the Issuer agrees, as the sole member of the Managing Member, that it will:
(i)determine whether or not to exercise the Purchase Option in accordance with the Project Company LLCA. The Issuer will make such determination, and if it determines to do so, will exercise the Purchase Option no later than six (6) months following the Call Date in accordance with the terms and conditions of the Project Company LLCA. Such determination will take into account whether sufficient funds are available in the Supplemental Reserve Account to pay the Purchase Option Price, and if such funds are not then available in the Supplemental Reserve Account, the Issuer shall make a determination, in accordance with the Project Company LLCA and the Transaction Documents, whether to exercise the Purchase Option as soon thereafter as such funds are available in the Supplemental Reserve Account. Upon the Issuer's exercise and completion of the Purchase Option, the Issuer shall (i) instruct the Project Company to pay all distributions to be made by the Project Company to the Issuer in respect of the membership interests of the Managing Member and the membership interest of the Tax Equity Investor Member directly to the Collection Account, (ii) deliver to the Indenture Trustee the original certificate of membership interests of the Managing Member and the membership interests of the Tax Equity Investor Member together with instruments of transfer executed in blank, and (iii) cause the Managing Member to amend the Project Company LLCA to require the Project Company to have at all times an Independent Director;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(ii)cause the Managing Member to comply with the provisions of its operating agreement and not to take any action that would cause the Managing Member to violate the provisions of its operating agreement;
(iii)cause the Managing Member to maintain all material licenses and permits required to carry on its business as now conducted and in accordance with the provisions of the Transaction Documents, except to the extent the failure to do so could not reasonably be expected to have a material adverse effect on the interests of the Noteholders;
(iv)not permit or consent to the admission of any new member of the Managing Member other than an independent member in accordance with the provisions of the limited liability company agreement of the Managing Member;
(v)cause the Managing Member not to make any material amendment to the Project Company LLCA that could reasonably be expected to have a material adverse effect on the interests of the Noteholders except to conform the provisions of the Project Company LLCA to (or that are not materially less favorable to the interest of Noteholders than) the other Transaction Documents and cause the Managing Member not to make any material amendment to its operating agreement that could reasonably be expected to have a material adverse effect on the interests of the Noteholders;
(vi)if applicable, cause the Managing Member (a) to comply with and enforce the provisions of the Tax Loss Insurance Policy and (b) not to consent to any amendment to the Tax Loss Insurance Policy to the extent that such amendment would reasonably be expected to have a material adverse effect on the interests of the Noteholders;
(vii)if applicable, so long as the Managing Member is the managing member of the Project Company, cause the Project Company to comply with and enforce the provisions of the Tax Loss Insurance Policy;
(viii)cause the Managing Member to cause the Project Company to (a) comply with the provisions of each Project Company Document and (b) not take any action that would violate the provisions of the Project Company Documents, and cause the Managing Member to not to make any material amendment to its operating agreement that could reasonably be expected to have a material adverse effect on the interests of the Noteholders;
(ix)cause the Managing Member to cause the Project Company and cause the Managing Member to maintain all material licenses and permits required to carry on its business as now conducted and in accordance with the provisions of the Project Company Documents, except to the extent the failure to do so could not reasonably be expected to have a material adverse effect on the interests of the Noteholders;
(x)not consent to the admission of any new member of the Project Company other than pursuant to the exercise of the Purchase Option, or otherwise in connection with any transfer by the Tax Equity Investor Member pursuant to the Project Company Documents;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(xi)not consent to or approve any material amendment to the Project Company LLCA or other Project Company Document that would reasonably be expected to have a material adverse effect on the interests of Noteholders except (A) to the extent that any such consent is expressly required pursuant to the terms of the Project Company LLCA or (B) to conform the provisions of the Project Company LLCA or other Project Company Document to the other Transaction Documents; and
(xii)to the extent the Managing Member acquires the membership interest of the Tax Equity Investor Member of the Project Company, as a result of any exercise of the Purchase Option, or otherwise, cause the Managing Member to cause the Project Company to execute and deliver to Indenture Trustee a joinder to the Pledge and Security Agreement, duly executed by the Project Company, pursuant to which the Project Company becomes a "Grantor" under the Pledge and Security Agreement thereunder.
Section 3.11    Providing of Notice.
(a)The Issuer, upon learning of any failure on the part of any Sunnova Entity to observe or perform in any material respect any covenant, representation or warranty set forth in any Transaction Document to which it is a party, as applicable, or upon learning of any Default, Event of Default, Transaction Manager Termination Event, Project Company Manager Termination Event or Project Company Servicer Termination Event, proposed amendment of any Project Company Document which could reasonably be expected to be materially adverse to the Noteholders or resignation or removal of the Project Company Manager or Project Company Servicer, shall promptly, and in any event within two (2) Business Days of becoming aware thereof, notify, in writing, the Indenture Trustee and the applicable Sunnova Entities of such failure or Default, Event of Default, Transaction Manager Termination Event, Project Company Manager Termination Event or Project Company Servicer Termination Event, proposed material amendment of any Project Company Document or resignation or removal of the Project Company Manager or Project Company Servicer. The Indenture Trustee, upon receiving such written notice, shall act in accordance with Section 7.02(a) hereof.
(b)The Indenture Trustee, upon receiving written notice from the Issuer of the Performance Guarantor's failure to perform any covenant or obligation of the Performance Guarantor set forth in the Performance Guaranty, shall promptly notify, in writing, the Performance Guarantor of such failure.
Section 3.12    Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Indenture Trustee and the Noteholders that as of the Closing Date and each Transfer Date:
(a)The Issuer is duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware with full power and authority to execute and deliver this Indenture, the Transaction Management Agreement, the Managing Member Contribution Agreement, the Custodial Agreement and each other Transaction Document to which it is a party and to perform the terms and provisions hereof and thereof; the Issuer is duly qualified to do business as a foreign business entity in good standing, and has obtained all required licenses and approvals, if any, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications except those jurisdictions in

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

which failure to be so qualified would not have a material adverse effect on the business or operations of the Issuer, the Trust Estate, the Noteholders or the Conveyed Property.
(b)All necessary action has been taken by the Issuer to authorize the Issuer, and the Issuer has full power and authority, to execute, deliver and perform its obligations under this Indenture, the Transaction Management Agreement, the Managing Member Contribution Agreement, the Custodial Agreement and each other Transaction Document to which it is a party, and no consent or approval of any Person is required for the execution, delivery or performance by the Issuer of this Indenture, the Transaction Management Agreement, the Managing Member Contribution Agreement, the Custodial Agreement and each other Transaction Document to which it is a party except for any consent or approval that has previously been obtained.
(c)This Indenture, the Transaction Management Agreement, the Managing Member Contribution Agreement, the Custodial Agreement and each other Transaction Document to which it is a party have been duly executed and delivered, and the execution and delivery of this Indenture, the Transaction Management Agreement, the Managing Member Contribution Agreement, the Custodial Agreement and each other Transaction Document to which it is a party by the Issuer and its performance and compliance with the terms hereof and thereof will not violate its certificate of formation or the Issuer Operating Agreement or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract or any other material agreement or instrument (including, without limitation, the Transaction Documents) to which the Issuer is a party or which may be applicable to the Issuer or any of its assets.
(d)This Indenture, the Transaction Management Agreement, the Managing Member Contribution Agreement, the Custodial Agreement and each other Transaction Document to which it is a party constitute valid, legal and binding obligations of the Issuer, enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and to general principles of equity (regardless of whether enforcement is sought in a Proceeding at law or in equity).
(e)The Issuer is not in violation of, and the execution, delivery and performance of this Indenture, the Transaction Management Agreement, the Managing Member Contribution Agreement, the Custodial Agreement and each other Transaction Document to which it is a party by the Issuer will not constitute a violation with respect to, any order or decree of any court or any order, regulation or demand of any federal, State, municipal or governmental agency, which violation might have consequences that would have a Material Adverse Effect with respect to the Issuer.
(f)No Proceeding of any kind, including but not limited to litigation, arbitration, judicial or administrative, is pending or, to the Issuer's knowledge, threatened in writing against or contemplated by the Issuer which would have a Material Adverse Effect with respect to the Issuer.
(g)Each of the representations and warranties of the Issuer set forth in the Transaction Management Agreement, the Managing Member Contribution Agreement, the Issuer

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Operating Agreement and each other Transaction Document to which it is a party is, as of the Closing Date, true and correct in all material respects.
(h)There are no ongoing material breaches or defaults under the Transaction Documents or any of the Project Company Documents by the Issuer or any of its affiliates or, to its knowledge, as of the Closing Date, any of the other parties to the Transaction Documents or Project Company Documents.
(i)The Issuer has not incurred debt or engaged in activities not related to the transactions contemplated hereunder or under the Transaction Documents except as permitted by the Issuer Operating Agreement or Section 3.04.
(j)The Issuer is not insolvent and did not become insolvent as a result of the Grant pursuant to this Indenture; the Issuer is not engaged and is not about to engage in any business or transaction for which any property remaining with the Issuer is unreasonably small capital or for which the remaining assets of the Issuer are unreasonably small in relation to the business of the Issuer or the transaction; the Issuer does not intend to incur, and does not believe or reasonably should not have believed that it would incur, debts beyond its ability to pay as they become due; and the Issuer has not made a transfer or incurred an obligation and does not intend to make such a transfer or incur such an obligation with actual intent to hinder, delay or defraud any entity to which the Issuer was or became, on or after the date that such transfer was made or such obligation was incurred, indebted.
(k)The proceeds from the issuance of the Notes will be used by the Issuer to (i) pay the Depositor the purchase price for the Conveyed Property pursuant to the Managing Member Contribution Agreement, (ii) pay certain expenses incurred in connection with the issuance of the Notes and (iii) make the required deposits into the Liquidity Reserve Account and Supplemental Reserve Account. The Depositor will distribute the portion of the proceeds from the sale of the Notes received from the Issuer under clause (i) above to Sunnova SOL VIII Investor, who will distribute such proceeds to Sunnova SOL VIII Holdings, who will distribute such proceeds to Sunnova Intermediate Holdings, who will distribute such proceeds to Sunnova Energy, which will use such proceeds to simultaneously prepay prior financing arrangements of its subsidiaries and to obtain releases of all assets securing such financing arrangements that will form part of the Trust Estate.
(l)(i) The transfer of the Conveyed Property by the Depositor to the Issuer pursuant to the Managing Member Contribution Agreement is an absolute transfer for legal purposes, (ii) the Grant of the Trust Estate by the Issuer pursuant to the terms of this Indenture is a pledge for financial accounting purposes, and (iii) the Notes will be treated by the Issuer as indebtedness for U.S. federal income tax purposes. In this regard, (i) the financial statements of SEI and its consolidated subsidiaries will show (A) that the Conveyed Property is owned by such consolidated group and (B) that the Notes are indebtedness of the consolidated group (and will contain appropriate footnotes describing that the assets of the Issuer will not be available to creditors of SEI, Sunnova Energy, Sunnova Intermediate Holdings, Sunnova SOL VIII Holdings, Sunnova SOL VIII Investor or the Depositor or any other Person other than creditors of the Issuer), and (ii) the U.S. federal income tax returns of SEI and its consolidated subsidiaries that are regarded entities for U.S. federal income tax purposes will indicate that the Notes are indebtedness.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(m)As of the Initial Cut-Off Date, the Aggregate Discounted Solar Asset Balance is at least $[***] and the Securitization Share of DSAB of all Solar Assets is approximately $[***].
(n)The legal name of the Issuer is as set forth in this Indenture; the Issuer has no trade names, fictitious names, assumed names or "doing business as" names.
(o)No item comprising the Trust Estate has been sold, transferred, assigned or pledged by the Issuer to any Person other than the Indenture Trustee or as otherwise permitted under the Transaction Documents; immediately prior to the pledge of the Trust Estate on the Closing Date to the Indenture Trustee pursuant to this Indenture, the Issuer was the sole owner thereof and had good and indefeasible title thereto, free of any Lien other than Permitted Liens.
(p)Upon (i) the filing of the Perfection UCCs in accordance with Applicable Law and (ii) the delivery to the Indenture Trustee of the certificates evidencing the Managing Member Membership Interest and the membership interests of the Managing Member in the Project Company, together with instruments of transfer, the Indenture Trustee, for the benefit of the Noteholders, shall have a first priority perfected Lien on the Conveyed Property and the other items comprising the Trust Estate and in the proceeds thereof, limited with respect to proceeds to the extent set forth in Section 9-315 of the UCC as in effect in the applicable jurisdiction, subject to Permitted Liens. All filings (including, without limitation, UCC filings) and other actions as are necessary in any jurisdiction to provide third parties with notice of and to document the transfer and assignment of the Trust Estate and the pledged assets of the Managing Member and to give the Indenture Trustee a first priority perfected Lien on the Trust Estate and the pledged assets of the Managing Member (subject to Permitted Liens), including delivery of the Custodian Files to the Custodian and the payment of any fees, have been made or, with respect to Termination Statements, will be made within one Business Day of the Closing Date.
(q)None of (i) the absolute transfer of the Conveyed Property by Sunnova Intermediate Holdings to Sunnova SOL VIII Holdings pursuant to the Managing Member Contribution Agreement, the absolute transfer of the Conveyed Property by Sunnova SOL VIII Holdings to the Sunnova SOL VIII Investor pursuant to the Managing Member Contribution Agreement, the absolute transfer of the Conveyed Property by Sunnova SOL VIII Investor to the Depositor pursuant to the Managing Member Contribution Agreement, the absolute transfer of the Conveyed Property by the Depositor to the Issuer pursuant to the Managing Member Contribution Agreement, or (ii) the Grant by the Issuer to the Indenture Trustee pursuant to this Indenture is subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.
(r)The Issuer is not, and after giving effect to the offering and sale of the Notes and the application of the proceeds thereof, will not be required to register as an "investment company" as such term is defined in the 1940 Act. In making this determination, the Issuer is relying on an exclusion or exemption from the definition of "investment company" contained in Section 3(a)(1) of the 1940 Act, although additional exclusions or exemptions may be available to the Issuer at the Closing Date or in the future.
(s)The Issuer is being structured so as not to constitute a "covered fund" for purposes of Section 619 of the Dodd Frank Wall Street Reform and Consumer Protection Act of 2010, based on its current interpretations. In determining that the Issuer is not a "covered fund", the Issuer will not be relying solely on an exclusion or exemption from the definition of "investment

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

company" under the 1940 Act contained in Section 3(c)(1) and/or Section 3(c)(7) of the 1940 Act.
(t)The principal place of business and the chief executive office of the Issuer are located in the State of Texas and the jurisdiction of organization of the Issuer is the State of Delaware, and there are no other such locations.
(u)None of the Sunnova Entities is or as of the Closing Date will be, and, to the knowledge of such Sunnova Entity, no director, officer, agent, employee or affiliate of such Sunnova Entity is or as of the Closing Date will be, the target of any economic sanctions administered by the Office of Foreign Assets Control of the United States Department of the Treasury ("OFAC"); and no Sunnova Entity will, in violation of applicable sanctions, use, directly or indirectly, any of the proceeds of the offering of the Notes contemplated hereby, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of conducting business in or with, engaging in any transaction in or with, or financing the activities of, any country, person, or entity that is the target of any U.S. economic sanctions administered by OFAC.
(v)None of the Sunnova Entities or any of their affiliates nor, to the knowledge of the Sunnova Entities, any of their respective directors, officers, employees or agents, shall use any of the proceeds of the sale of the Notes (i) for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) to make any act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office, (iii) to violate any provision of the U.S. Foreign Corrupt Practices Act of 1977 or similar anti-corruption law to which they are lawfully subject, or (iv) to make, offer, agree, request or take an act in furtherance of any unlawful bribe, or other unlawful benefit, including, without limitation, any unlawful rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit.
(w)Representations and warranties regarding the Lien and Custodian Files, in each case, made as of the Closing Date and each Transfer Date:
(i)The Grant contained in the "Granting Clause" of this Indenture creates a valid and continuing Lien on the Conveyed Property in favor of the Indenture Trustee, which Lien is prior to all other Liens arising under the UCC (other than Permitted Liens), and is enforceable as such against creditors of the Issuer, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and to general principles of equity (regardless of whether enforcement is sought in a Proceeding at law or in equity).
(ii)[Reserved].
(iii)The Managing Member Membership Interest constitutes "investment property" within the meaning of the UCC.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(iv)The rights to Managing Member Distributions constitute "general intangibles", "accounts" or "chattel paper" within the meaning of the UCC.
(v)The Issuer owns and has good and marketable title to the Trust Estate free and clear of any Lien, claim or encumbrance of any Person, other than Permitted Liens.
(vi)The Issuer has caused or will have caused, within ten days of the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect the Lien on the Trust Estate granted to the Indenture Trustee hereunder and under the other Transaction Documents.
(vii)The Issuer has received a Closing Date Certification from the Custodian which certifies that the Custodian is holding the Custodian Files that evidence the Solar Assets solely on behalf and for the benefit of the Indenture Trustee.
(viii)Other than Permitted Liens or sales or conveyances permitted by the Transaction Documents, none of the Issuer or the Managing Member has pledged, assigned, sold, granted a Lien on, or otherwise conveyed any portion of the Trust Estate or any Collateral (as defined in the Pledge and Security Agreement) pledged pursuant to the Pledge and Security Agreement. The Issuer, the Managing Member or the Project Company has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering any portion of the Trust Estate or any Collateral pledged pursuant to the Pledge and Security Agreement other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that have been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer.
(ix)The Issuer has taken all action required on its part for control (as defined in Section 8-106 of the UCC) to have been obtained by the Indenture Trustee on behalf of the Noteholders over the Managing Member Membership Interest with respect to which such control may be obtained pursuant to the UCC. No person other than the Indenture Trustee on behalf of the Noteholders has control or possession of all or any part of the Managing Member Membership Interest. Without limiting the foregoing, all certificates evidencing the Managing Member Membership Interest in existence on the date hereof have been delivered to the Indenture Trustee on behalf of the Noteholders.
The foregoing representations and warranties in Section 3.12(w)(i)-3.12(w)(ix) shall remain in full force and effect and shall not be waived or amended until the Notes are paid in full or otherwise released or discharged except in accordance with this Indenture.
Section 3.13    Representations and Warranties of the Indenture Trustee. The Indenture Trustee hereby represents and warrants to the Rating Agency and the Noteholders that as of the Closing Date:
(a)The Indenture Trustee has been duly organized and is validly existing as a national banking association;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(b)The Indenture Trustee has full power and authority and legal right to execute, deliver and perform its obligations under this Indenture and each other Transaction Document to which it is a party and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture and each other Transaction Document to which it is a party;
(c)This Indenture and each other Transaction Document to which it is a party have been duly executed and delivered by the Indenture Trustee and constitute the legal, valid, and binding obligations of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, liquidation, moratorium, fraudulent conveyance, or similar laws affecting creditors’ or creditors of banks’ rights and/or remedies generally or by general principles of equity (regardless of whether such enforcement is sought in a Proceeding in equity or at law);
(d)The execution, delivery and performance of this Indenture and each other Transaction Document to which it is a party by the Indenture Trustee will not constitute a violation with respect to any order or decree of any court or any order, regulation or demand of any federal, State, municipal or governmental agency binding on the Indenture Trustee or such of its property which is material to it, which violation might have consequences that would materially and adversely affect the performance of its duties under this Indenture;
(e)The execution, delivery and performance of this Indenture and each other Transaction Document to which it is a party by the Indenture Trustee do not require any approval or consent of any Person, do not conflict with the Articles of Association and Bylaws of the Indenture Trustee, and do not and will not conflict with or result in a breach which would constitute a material default under any agreement applicable to it or such of its property which is material to it; and
(f)No Proceeding of any kind, including but not limited to litigation, arbitration, judicial or administrative, is pending or, to the Indenture Trustee’s knowledge, threatened against or contemplated by the Indenture Trustee which would have a reasonable likelihood of having an adverse effect on the execution, delivery, performance or enforceability of this Indenture or any other Transaction Document to which it is a party by or against the Indenture Trustee.
Section 3.14    Knowledge. Any references herein to the knowledge, discovery or learning of the Issuer or the Transaction Manager shall mean and refer to an Authorized Officer of the Issuer or the Transaction Manager, as applicable.
Section 3.15    Capital Contributions. Nothing herein shall prevent any direct or indirect member of the Issuer from making capital contributions to the Issuer, the Managing Member or the Project Company, which capital contribution shall be effected directly by such direct or indirect member to the Issuer, the Managing Member or the Project Company, and the Lien of this Indenture shall not attach to any such capital contribution.
Section 3.16    Rule 144A Information. So long as any of the Notes are outstanding, and the Issuer is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Noteholder, the Issuer shall promptly furnish at such Noteholder’s expense to such Noteholder, and the prospective purchasers designated by such Noteholder, the information required to be delivered pursuant to Rule

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

144A(d)(4)(i) under the Securities Act in order to permit compliance with Rule 144A under the Securities Act in connection with the resale of such Notes by such Noteholder.
Article IV

Management, Administration and Servicing
Section 4.01    Transaction Management Agreement.
(a)The Transaction Management Agreement, duly executed counterparts of which have been received by the Indenture Trustee, sets forth the covenants and obligations of the Transaction Manager with respect to the Trust Estate and other matters addressed in the Transaction Management Agreement, and reference is hereby made to the Transaction Management Agreement for a detailed statement of said covenants and obligations of the Transaction Manager thereunder. The Issuer agrees that the Indenture Trustee, in its name or (to the extent required by law) in the name of the Issuer, may (but is not, unless so directed and indemnified by the Majority Noteholders of the Controlling Class, required to) enforce all rights of the Issuer under the Transaction Management Agreement for and on behalf of the Noteholders whether or not a Default has occurred and has not been waived.
(b)Promptly following a request from the Indenture Trustee (acting at the direction of the Majority Noteholders of the Controlling Class) to do so, the Issuer shall take all such commercially reasonable lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Transaction Manager of each of its obligations to the Issuer and with respect to the Trust Estate under or in connection with the Transaction Management Agreement, in accordance with the terms thereof, and in effecting such request shall exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Transaction Management Agreement to the extent and in the manner directed by the Indenture Trustee, including, without limitation, the transmission of notices of default on the part of the Transaction Manager thereunder and the institution of Proceedings to compel or secure performance by the Transaction Manager of each of its obligations under the Transaction Management Agreement.
(c)The Issuer shall not waive any default by the Transaction Manager under the Transaction Management Agreement without the written consent of the Indenture Trustee (which shall be given at the written direction of the Majority Noteholders of the Controlling Class).
(d)The Indenture Trustee does not assume any duty or obligation of the Issuer under the Transaction Management Agreement, and the rights given to the Indenture Trustee thereunder are subject to the provisions of Article VII.
(e)None of the Issuer, the Managing Member or the Project Company has or will provide any payment instructions to any Host Customer, PBI Obligor or TREC Obligor that are inconsistent with the Transaction Documents or Project Company Documents.
(f)With respect to the Transaction Manager’s obligations under Section 4.3 of the Transaction Management Agreement, the Indenture Trustee shall not have any responsibility to the Issuer, the Transaction Manager or any party hereunder to make any inquiry or investigation as to, and shall have no obligation in respect of, the terms of any engagement of the Independent

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Accountant or any Qualified Service Provider by the Transaction Manager; provided, however, that the Indenture Trustee shall be authorized, upon receipt of written direction from the Transaction Manager directing the Indenture Trustee, to execute any acknowledgment or other agreement with the Independent Accountant and any Qualified Service Provider required for the Indenture Trustee to receive any of the reports or instructions provided for herein, which acknowledgment or agreement may include, among other things, (i) acknowledgement that the Transaction Manager has agreed that the procedures to be performed by the Independent Accountant and any Qualified Service Provider are sufficient for the Issuer's purposes, (ii) acknowledgment that the Indenture Trustee has agreed that the procedures to be performed by the Independent Accountant and any Qualified Service Provider are sufficient for the Indenture Trustee's purposes and that the Indenture Trustee's purposes is limited solely to receipt of the report, (iii) releases by the Indenture Trustee (on behalf of itself and the Noteholders) of claims against the Independent Accountant and any Qualified Service Provider and acknowledgement of other limitations of liability in favor of the Independent Accountant and any Qualified Service Provider, and (iv) restrictions or prohibitions on the disclosure of information or documents provided to it by the Independent Accountant or any Qualified Service Provider (including to the Noteholders). Notwithstanding the foregoing, in no event shall the Indenture Trustee be required to execute any agreement in respect of the Independent Accountant or any Qualified Service Provider that the Indenture Trustee determines adversely affects it in its individual capacity or which is in a form that is not reasonably acceptable to the Indenture Trustee.
(g)In the event such Independent Accountant or any Qualified Service Provider require the Indenture Trustee, the Transaction Manager or the Transaction Transition Manager to agree to the procedures to be performed by such firm in any of the reports required to be prepared pursuant to Section 4.01(f), the Transaction Manager shall direct the Indenture Trustee or the Transaction Transition Manager in writing to so agree; it being understood and agreed that the Indenture Trustee or the Transaction Transition Manager will deliver such letter of agreement in conclusive reliance upon the direction of the Transaction Manager, and the Indenture Trustee or the Transaction Transition Manager has not made any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures. The Indenture Trustee or the Transaction Transition Manager shall not be liable for any claims, liabilities or expenses relating to such accountants' engagement or any report issued in connection with such engagement, and the dissemination of any such report is subject to the written consent of the accountants.
Article V

Accounts, Collections, Payments of Interest and Principal, Releases, and Statements to Noteholders
Section 5.01    Accounts.
(a)(i)    On or prior to the Closing Date, the Issuer shall cause the Indenture Trustee to open and maintain in the name of the Indenture Trustee, for the benefit of the Noteholders, an Eligible Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders. The Collection Account shall initially be established with the Indenture Trustee.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(ii)On or prior to the Closing Date, the Issuer shall cause the Indenture Trustee to open and maintain in the name of the Indenture Trustee, for the benefit of the Noteholders, an Eligible Account (the "Supplemental Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders. The Supplemental Reserve Account shall initially be established with the Indenture Trustee.
(iii)On or prior to the Closing Date, the Issuer shall cause the Indenture Trustee to open and maintain in the name of the Indenture Trustee, for the benefit of the Noteholders, an Eligible Account (the "Liquidity Reserve Account" and together with the Collection Account and the Supplemental Reserve Account, the "Accounts"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders. The Liquidity Reserve Account shall initially be established with the Indenture Trustee.
(iv)Sunnova Energy has established and maintains an Eligible Account (the "Host Customer Deposit Account").
(b)Funds on deposit in the Collection Account, the Supplemental Reserve Account and the Liquidity Reserve Account shall be invested by the Indenture Trustee (or any custodian with respect to funds on deposit in any such account) in Eligible Investments selected in writing by the Transaction Manager (pursuant to standing instructions or otherwise). All such Eligible Investments shall be held by or on behalf of the Indenture Trustee for the benefit of the Noteholders.
(c)All investment earnings of moneys pursuant to Section 5.01(b) deposited into the Collection Account, the Supplemental Reserve Account and the Liquidity Reserve Account shall be deposited (or caused to be deposited) by the Indenture Trustee into the Collection Account, and any loss resulting from such investments shall be charged to such Account. No investment of any amount held in any of the Collection Account, the Supplemental Reserve Account and the Liquidity Reserve Account shall mature later than the Business Day immediately preceding the Payment Date which is scheduled to occur immediately following the date of investment. The Transaction Manager, on behalf of the Issuer, will not direct the Indenture Trustee to make any investment of any funds held in any of the Accounts unless the security interest Granted and perfected in such account will continue to be perfected in such investment, in either case without any further action by any Person.
(d)The Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Indenture Trustee’s negligence or bad faith, or its failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as Indenture Trustee, in accordance with their terms.
(e)The Indenture Trustee may purchase from or sell to itself or an Affiliate, as principal or agent, the Eligible Investments. With respect to clause (v) of the definition of "Eligible Investments", Wilmington Trust, or an Affiliate thereof may charge and collect such fees from such funds as are collected customarily for services rendered to such funds (but not to exceed investments earnings thereon).

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(f)Funds on deposit in any Account shall remain uninvested if (i) the Transaction Manager shall have failed to give investment directions in writing for any funds on deposit in any Account to the Indenture Trustee by 1:00 p.m. Eastern time (or such other time as may be agreed by the Transaction Manager and the Indenture Trustee) on the Business Day on which such investment is to be made; or (ii) based on the actual knowledge of, or receipt of written notice by, a Responsible Officer of the Indenture Trustee, a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable, or, if such Notes shall have been declared due and payable following an Event of Default, amounts collected or receivable from the Trust Estate are being applied as if there had not been such a declaration.
(g)[Reserved].
(h)(i)     The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Accounts and in all proceeds thereof (including, without limitation, all investment earnings on the Accounts) and all such funds, investments, proceeds and income shall be part of the Trust Estate. Except as otherwise provided herein, the Accounts shall be under the control (as defined in Section 9-104 of the UCC to the extent such account is a deposit account and Section 8-106 of the UCC to the extent such account is a securities account) of the Indenture Trustee for the benefit of the Noteholders. If, at any time, any of the Accounts ceases to be an Eligible Account, the Indenture Trustee (or the Transaction Manager on its behalf) shall within five Business Days (or such longer period as to which the Rating Agency may consent) establish a new Account as an Eligible Account and shall transfer any cash and/or any investments to such new Account. The Transaction Manager agrees that, in the event that any of the Accounts or the Host Customer Deposit Account are not accounts with the Indenture Trustee, the Transaction Manager shall notify the Indenture Trustee in writing promptly upon any of such Accounts or the Host Customer Deposit Account ceasing to be an Eligible Account.
(ii)With respect to the Account Property, the Indenture Trustee agrees that:
(A)any Account Property that is held in deposit accounts shall be held solely in Eligible Accounts; and, except as otherwise provided herein, each such Eligible Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;
(B)any Account Property that constitutes physical property shall be delivered to the Indenture Trustee in accordance with paragraph (i)(A) or (i)(B), as applicable, of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee;
(C)any Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (i)(C) or (i)(E), as applicable, of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Account Property as described in such paragraph;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(D)any Account Property that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause (C) above shall be delivered to the Indenture Trustee in accordance with paragraph (i)(D) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee’s (or its nominee’s) ownership of such security;
(E)the Transaction Manager shall have the power, revocable by the Indenture Trustee upon the occurrence of a Transaction Manager Termination Event, to instruct the Indenture Trustee to make withdrawals and payments from the Accounts for the purpose of permitting the Transaction Manager and the Indenture Trustee to carry out their respective duties hereunder; and
(F)any Account held by it hereunder shall be maintained as a "securities account" as defined in the Uniform Commercial Code as in effect in New York (the "New York UCC"), and that it shall be acting as a "securities intermediary" for the Indenture Trustee itself as the "entitlement holder" (as defined in Section 8-102(a)(7) of the New York UCC) with respect to each such Account. The parties hereto agree that each Account shall be governed by the laws of the State of New York, and regardless of any provision in any other agreement, the "securities intermediary’s jurisdiction" (within the meaning of Section 8-110 of the New York UCC) shall be the State of New York. The Indenture Trustee acknowledges and agrees that (1) each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Accounts shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the New York UCC and (2) notwithstanding anything to the contrary, if at any time the Indenture Trustee (in its capacity as securities intermediary) shall receive any order from the Indenture Trustee (in its capacity as secured party) directing transfer or redemption of any financial asset relating to the Accounts, it shall comply with such entitlement order without further consent by the Issuer, or any other Person. In the event of any conflict of any provision of this Section 5.01(h)(i)(F) with any other provision of this Indenture or any other agreement or document, the provisions of this Section 5.01(h)(i)(F) shall prevail.
Section 5.02    Supplemental Reserve Account.
(a)(i)     On the Closing Date, the Issuer will deliver to the Indenture Trustee an amount equal to $[***] for deposit into the Supplemental Reserve Account. On each Payment Date, to the extent of Available Funds and in accordance with and subject to the Priority of Payments, the Indenture Trustee shall, based on the Quarterly Transaction Report, deposit into the Supplemental Reserve Account an amount equal to the Supplemental Reserve Account Deposit until the amount on deposit equals the Supplemental Reserve Required Amount.
(ii)The Indenture Trustee shall release funds from the Supplemental Reserve Account to pay the following amounts as directed by the Transaction Manager set forth in an Officer’s Certificate in a form reasonably satisfactory to the Indenture Trustee (no more than once per calendar month and, in each case with a reasonable volume of payment instructions delivered to the Indenture Trustee) at least two (2) Business Days in advance:

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(A)to pay the costs (inclusive of labor costs, if applicable) of replacement of (x) any Inverter or Energy Storage System that no longer has the benefit of a Manufacturer Warranty or (y) any communication device for which the Project Company Manager is not obligated under the Project Company Management Agreement to cover the replacement costs of such communication device, Inverter or Energy Storage System (or if so obligated, fails to pay such costs), for the purpose of funding a loan by the Managing Member to the Project Company to pay for the replacement of such communication device, Inverter or Energy Storage System (or, if such a loan would not be permitted under the Project Company LLCA, the Managing Member shall provide such amount in the form of an additional capital contribution to the Project Company); and
(B)if the Project Company Purchase Option is exercised on or after the Call Date, for the payment of all or a portion of the Purchase Option Price when due and payable under the terms of the Project Company LLCA.
(iii)On each Payment Date, if the amount of Available Funds (after giving effect to all amounts deposited into the Collection Account from the Liquidity Reserve Account) is less than the amount necessary to make the distributions described in clauses (i) through (vi) of the Priority of Payments, an amount equal to the lesser of (i) the amount on deposit in the Supplemental Reserve Account and (ii) the amount of such insufficiency, will be withdrawn from the Supplemental Reserve Account and deposited into the Collection Account to be used as Available Funds.
(iv)If, the amount on deposit in the Supplemental Reserve Account exceeds the Supplemental Reserve Required Amount, the amount of such excess shall be transferred to the Collection Account for distribution as part of Available Funds pursuant to the Priority of Payments.
(v)All amounts on deposit in the Supplemental Reserve Account will be withdrawn and deposited into the Collection Account on the earlier of (i) the Rated Final Maturity and (ii) a Voluntary Prepayment Date in connection with a Voluntary Prepayment of each Class of Notes in whole.
(b)Notwithstanding Section 5.02(a)(i), in lieu of or in substitution for moneys otherwise required to be deposited to the Supplemental Reserve Account, the Issuer (or the Transaction Manager on behalf of the Issuer) may deliver or cause to be delivered to the Indenture Trustee a Letter of Credit issued by an Eligible Letter of Credit Bank in an amount equal to the Supplemental Reserve Required Amount; provided that any Supplemental Reserve Account Deposit required to be made after the replacement of amounts on deposit in the Supplemental Reserve Account with the Letter of Credit shall be made in deposits to the Supplemental Reserve Account as provided in the Priority of Payments or pursuant to an increase in the Letter of Credit, or addition of another Letter of Credit. The Letter of Credit shall be held as an asset of the Supplemental Reserve Account and valued for purposes of determining the amount on deposit in the Supplemental Reserve Account as the amount then available to be drawn on such Letter of Credit. Any references in the Transaction Documents to amounts on deposit in the Supplemental Reserve Account shall include the value of the Letter of Credit unless specifically excluded. If the amounts on deposit in the Supplemental Reserve Account are represented by a Letter of Credit, the Indenture Trustee shall be required to submit the drawing

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

documents to the Eligible Letter of Credit Bank to draw the full stated amount of the Letter of Credit and deposit the proceeds therefrom in the Supplemental Reserve Account in the following circumstances: (i) if the Indenture Trustee is directed by the Transaction Manager on behalf of the Issuer, pursuant to an Officer’s Certificate, to withdraw funds from the Supplemental Reserve Account for any reason; (ii) if the Letter of Credit is scheduled to expire in accordance with its terms and has not been extended or replaced with a Letter of Credit issued by an Eligible Letter of Credit Bank by the date that is ten days prior to the expiration date; or (iii) if the Indenture Trustee is directed by the Issuer, the Transaction Manager or the Majority Noteholders of the Controlling Class, pursuant to an Officer’s Certificate stating that the financial institution issuing the Letter of Credit ceases to be an Eligible Letter of Credit Bank. Any drawing on the Letter of Credit may be reimbursed by the Issuer only from amounts remitted to the Issuer pursuant to clause (xviii) of the Priority of Payments. The delivery of any original Letter of Credit or documents related thereto shall be made to the Indenture Trustee at its address set forth in Section 12.04.
Section 5.03    Liquidity Reserve Account.
(a)On the Closing Date, the Issuer shall deposit or cause to be deposited an amount equal to the Liquidity Reserve Account Floor Amount into the Liquidity Reserve Account.
(b)As described in the Priority of Payments, to the extent of Available Funds, the Indenture Trustee shall, on each Payment Date, deposit Available Funds into the Liquidity Reserve Account until the amount on deposit therein shall equal the Liquidity Reserve Account Floor Amount.
(c)On the Business Date prior to each Payment Date, the Indenture Trustee shall, based on the Quarterly Transaction Report, transfer funds on deposit in the Liquidity Reserve Account into the Collection Account to the extent the amount on deposit in the Collection Account as of such Payment Date is less than the amount necessary to make the distributions described in clauses (i) through (vi) of the Priority of Payments. Based on the Quarterly Transaction Report, if the amount on deposit in the Liquidity Reserve Account exceeds the Liquidity Reserve Account Floor Amount on any Payment Date during a Regular Amortization Period, the amount of such excess will be transferred into the Supplemental Reserve Account. Based on the Quarterly Transaction Report, if the amount on deposit in the Liquidity Reserve Account exceeds the Liquidity Reserve Account Floor Amount on any Payment Date during an Early Amortization Period or Sequential Interest Amortization Period, the amount of such excess will be transferred to the Collection Account and will be part of the Available Funds distributed pursuant to the Priority of Payments.
(d)All amounts on deposit in the Liquidity Reserve Account will be withdrawn and deposited into the Collection Account on the earliest of (i) the Rated Final Maturity, (ii) the acceleration of the Notes following an Event of Default, (iii) a Voluntary Prepayment Date in connection with a Voluntary Prepayment of each Class of Notes in whole and (iv) the Payment Date on which the sum of Available Funds and the amount on deposit in the Liquidity Reserve Account is greater than or equal to the sum of (a) the payments and distributions required under clauses (i) through (vi) in the Priority of Payments, (b) all accrued and unpaid interest on the Notes (including any Class B Deferred Interest, Post-ARD Additional Note Interest or Deferred Post-ARD Additional Note Interest) and (c) the Aggregate Outstanding Note Balance as of such

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Payment Date prior to any distributions made on such Payment Date and in any event not later than the Business Day prior to such Payment Date.
(e)Notwithstanding Section 5.03(a), in lieu of or in substitution for moneys otherwise required to be deposited to the Liquidity Reserve Account, the Issuer (or the Transaction Manager on behalf of the Issuer) may deliver or cause to be delivered to the Indenture Trustee a Letter of Credit issued by an Eligible Letter of Credit Bank in an amount equal to the Liquidity Reserve Account Floor Amount; provided that any deposit into the Liquidity Reserve Account required to be made after the replacement of amounts on deposit in the Liquidity Reserve Account with the Letter of Credit shall be made in deposits to the Liquidity Reserve Account as provided in the Priority of Payments or pursuant to an increase in the Letter of Credit, or addition of another Letter of Credit. The Letter of Credit shall be held as an asset of the Liquidity Reserve Account and valued for purposes of determining the amount on deposit in the Liquidity Reserve Account as the amount then available to be drawn on such Letter of Credit. Any references in the Transaction Documents to amounts on deposit in the Liquidity Reserve Account shall include the value of the Letter of Credit unless specifically excluded. If the amounts on deposit in the Liquidity Reserve Account are represented by a Letter of Credit, the Indenture Trustee shall be required to submit the drawing documents to the Eligible Letter of Credit Bank to draw the full stated amount of the Letter of Credit and deposit the proceeds therefrom in the Liquidity Reserve Account in the following circumstances: (i) if the Indenture Trustee is directed by the Transaction Manager on behalf of the Issuer, pursuant to an Officer’s Certificate, to withdraw funds from the Liquidity Reserve Account for any reason; (ii) if the Letter of Credit is scheduled to expire in accordance with its terms and has not been extended or replaced with a Letter of Credit issued by an Eligible Letter of Credit Bank by the date that is ten days prior to the expiration date; or (iii) if the Indenture Trustee is directed by the Issuer, the Transaction Manager or the Majority Noteholders of the Controlling Class, pursuant to an Officer’s Certificate stating that the financial institution issuing the Letter of Credit ceases to be an Eligible Letter of Credit Bank. Any drawing on the Letter of Credit may be reimbursed by the Issuer only from amounts remitted to the Issuer pursuant to clause (xviii) of the Priority of Payments. The delivery of any original Letter of Credit or documents related thereto shall be made to the Indenture Trustee at its address set forth in Section 12.04.
Section 5.04    [Reserved].
Section 5.05    Collection Account.
(a)On the Closing Date, the Transaction Manager, on behalf of the Issuer as owner of the Managing Member, shall have instructed the Managing Member to direct the Project Company to pay all Managing Member Distributions to the Collection Account. The Issuer shall cause all other amounts required to be deposited therein pursuant to the Transaction Documents, to be deposited within one Business Day of receipt thereof. The Indenture Trustee shall provide or make available electronically (or upon written request, by first class mail or facsimile) monthly statements on all amounts received in the Collection Account to the Issuer and the Transaction Manager.
(b)The Transaction Manager will be entitled to be reimbursed from amounts on deposit in the Collection Account with respect to a Collection Period for amounts previously deposited in the Collection Account but later determined by the Transaction Manager to have resulted from mistaken deposits or postings or checks returned for insufficient funds. The

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

amount to be reimbursed hereunder shall be paid to the Transaction Manager on the related Payment Date upon certification by the Transaction Manager of such amounts; provided, however, that the Transaction Manager must provide such certification prior to the Determination Date immediately following such mistaken deposit, posting or returned check or costs and expenses, as applicable.
(c)The Indenture Trustee shall make distributions from the Collection Account as directed by the Transaction Manager in accordance with the Transaction Management Agreement.
(d)In accordance with Section 6.01(b) hereof, upon written direction from the Transaction Manager, the Indenture Trustee shall withdraw the partial Voluntary Prepayment from the Collection Account on the related Voluntary Prepayment Date and distribute the same in accordance with such written direction.
(e)The Issuer may direct the Indenture Trustee to withdraw proceeds from Grid Services Net Revenue, Rebates and SREC Proceeds from the Collection Account for distribution to the Depositor and the Indenture Trustee shall distribute such amounts to the Depositor on or prior to the next Determination Date (without requiring an Opinion of Counsel). To the extent proceeds from Grid Services Net Revenue, Rebates or SREC Proceeds on deposit in the Collection Account are not withdrawn by the next Determination Date succeeding their deposit therein, such amounts shall constitute Available Funds on the related Payment Date.
(f)[Reserved]
Section 5.06    Distribution of Funds in the Collection Account.
(a)On each Payment Date or Voluntary Prepayment Date with respect to payment of the Notes in full, Available Funds on deposit in the Collection Account shall be distributed by the Indenture Trustee, based solely on the information set forth in the related Quarterly Transaction Report or Voluntary Prepayment Transaction Manager Report, as applicable, in the following order and priority of payments (the "Priority of Payments"):
(i)(A) to the Indenture Trustee, (1) the Indenture Trustee Fee for such Payment Date and (2)(x) any accrued and unpaid Indenture Trustee Fees with respect to prior Payment Dates plus (y) out-of-pocket expenses and indemnities of the Indenture Trustee incurred and not reimbursed in connection with its obligations and duties under this Indenture and (B) to the Transaction Transition Manager (1) the Transaction Transition Manager Fee and any accrued and unpaid Transaction Transition Manager Fees with respect to prior Payment Dates, (2) Transaction Transition Manager Expenses and (3) any accrued and unpaid transition costs payable to the Transaction Transition Manager; provided that unless an Event of Default of the type described in clauses (a), (b), (c) or (k) of the definition thereof has occurred and is continuing, payments to the Indenture Trustee as reimbursement for clause (A)(2)(y) and to the Transaction Transition Manager as reimbursement for clause (B)(2) will be limited to $[***] in the aggregate per calendar year; provided, further, that the payments to the Transaction Transition Manager as reimbursement for clause (B)(3) will be limited to $[***] per transition occurrence and $[***] in the aggregate;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(ii)to the Transaction Manager, the Transaction Manager Fee, plus any accrued and unpaid Transaction Manager Fees with respect to prior Payment Dates;
(iii)to the Special O&M Manager, the Special O&M Manager Standby Fee (if applicable) plus any accrued and unpaid Special O&M Manager Standby Fees with respect to prior Payment Dates, which shall be limited to $[***] per Payment Date (or, for the Payment Date occurring in January 2025, $[***]) plus certain extraordinary out-of-pocket expenses and indemnities of the Special O&M Manager incurred and not reimbursed in connection with its obligations and duties under the Transaction Documents, provided, that payments to the Special O&M Manager as reimbursement for such extraordinary out-of-pocket expenses and indemnities will be limited to $[***] per calendar year;
(iv)to the Custodian, the Custodian Fee, plus any accrued and unpaid Custodian Fees with respect to prior Payment Dates plus certain extraordinary out-of-pocket expenses and indemnities of the Custodian incurred and not reimbursed in connection with its obligations and duties under the Custodial Agreement, provided, that payments to the Custodian as reimbursement for any such expenses and indemnities will be limited to $[***] per calendar year as long as no Event of Default has occurred, and the Notes have not been accelerated, or the Trust Estate sold, pursuant to this Indenture;
(v)to the Class A Noteholders, the Note Interest with respect to the Class A Notes for such Payment Date;
(vi)to the Class B Noteholders, the Note Interest with respect to the Class B Notes for such Payment Date;
(vii)to the Liquidity Reserve Account, any amount greater than zero equal (A) the Liquidity Reserve Account Floor Amount minus (B) the amount on deposit in the Liquidity Reserve Account on such Payment Date;
(viii)to the Supplemental Reserve Account, the Supplemental Reserve Account Deposit;
(ix)to the Noteholders:
(A)during a Regular Amortization Period, in the following order: (1) to the Class A Noteholders, the related Scheduled Note Principal Payment for such Payment Date, (2) to the Class B Noteholders, the related Scheduled Note Principal Payment for such Payment Date, (3) to the Class A Noteholders, the Unscheduled Note Principal Payment for such Payment Date until the Outstanding Note Balance of the Class A Notes has been reduced to zero, (4) to the Class B Noteholders, any Unscheduled Note Principal Payment for such Payment Date remaining after payment to the Class A Noteholders until the Outstanding Note Balance of the Class B Notes has been reduced to zero and (5) to the Class B Noteholders, any unpaid Class B Deferred Interest.
(B)during an Early Amortization Period or Sequential Interest Amortization Period, all remaining Available Funds will be distributed in the

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

following order: (1) to the Class A Noteholders until the Outstanding Note Balance of the Class A Notes has been reduced to zero and (2) to the Class B Noteholders in the following order: (A) to reduce the Outstanding Note Balance of the Class B Notes to zero and (B) to pay any unpaid Class B Deferred Interest;
(x)(a) 95.81% of the Additional Principal Amount for such Payment Date (1) to the Class A Noteholders until the Outstanding Note Balance of the Class A Notes has been reduced to zero and (2) then to the Class B Noteholders until the Outstanding Note Balance of the Class B Notes has been reduced to zero; (b) 4.19% of the Additional Principal Amount for such Payment Date (1) to the Class B Noteholders until the Outstanding Note Balance of the Class B Notes has been reduced to zero and (2) then to the Class A Noteholders until the Outstanding Note Balance of the Class A Notes has been reduced to zero;
(xi)to the Indenture Trustee, the Transaction Transition Manager and the Special O&M Manager, pro rata, any incurred and not reimbursed out-of-pocket expenses and indemnities of the Indenture Trustee, the Transaction Transition Manager Expenses and transition costs and the Special O&M Manager Standby Fees, in each case to the extent not paid in accordance with clause (i) to clause (iii) above;
(xii)to the Custodian, any extraordinary out-of-pocket expenses and indemnities of the Custodian incurred and not reimbursed in connection with the obligations and duties under the Custodial Agreement, to the extent not paid in accordance with clause (iv) above;
(xiii)first, to the Class A Noteholders and second, to the Class B Noteholders, their respective Make Whole Amount, if any;
(xiv)first, to the Class A Noteholders and second, to the Class B Noteholders, their respective Post-ARD Additional Note Interest and Deferred Post-ARD Additional Note Interest due on such Payment Date, if any;
(xv)to the Noteholders, any Voluntary Prepayment:
(A)if no Sequential Interest Amortization Period is then in effect, to the Class A Noteholders and the Class B Noteholders on a pro rata basis; and
(B)if a Sequential Interest Amortization Period is then in effect, first to the Class A Noteholders until the Outstanding Note Balance of the Class A Notes has been reduced to zero and second to the Class B Noteholders until the Outstanding Note Balance of the Class B Notes has been reduced to zero;
(xvi)to the Eligible Letter of Credit Bank or other party as directed by the Transaction Manager (A) any fees and expenses related to the Letter of Credit and (B) any amounts which have been drawn under the Letter of Credit and any interest due thereon; and
(xvii)to or at the direction of the Issuer, any remaining Available Funds on deposit in the Collection Account.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 5.07    Equity Cure.
(a)In the event that the sum of the amounts received in clause (i)(A) of the definition of DSCR results in the DSCR for any Collection Period to be less than 1.25 (any such event, a "Potential Equity Cure Event"), then on or prior to the date that is one Business Day prior to the related Determination Date, Sunnova Energy may, in its sole and absolute discretion, make a payment to the Issuer (as an indirect cash equity capital contribution through the Depositor, to be immediately deposited into the Collection Account and be part of Available Funds) in an amount equal to the amount in cash that, if deemed added to the sum specified in clause (i)(A) of the definition of DSCR, would cause the DSCR to be greater than 1.25 (each such payment by Sunnova Energy, an "Equity Cure Payment").
(b)In the event that Sunnova Energy elects to make an Equity Cure Payment, Sunnova Energy shall notify the Issuer, the Indenture Trustee and the Transaction Manager of such election on or prior to the date that is not later than three Business Days prior to the related Determination Date. Upon timely payment and deposit of the Equity Cure Payment into the Collection Account, the Equity Cure Payment shall be added to the sum specified in clause (i)(A) of the definition of DSCR for purposes of calculating the DSCR as of the applicable Determination Date.
(c)Sunnova Energy shall not be permitted to make an Equity Cure Payment more frequently than one (1) time with respect to any three consecutive Collection Periods and more than three times prior to the Rated Final Maturity. For avoidance of doubt, Sunnova Energy shall not be permitted to make an Equity Cure Payment during an Early Amortization Period or a Sequential Interest Amortization Period.
Section 5.08    Early Amortization Period Payments and Sequential Interest Amortization Period Payments. Any distributions of principal made during an Early Amortization Period or a Sequential Interest Amortization Period will be allocated in the following manner to determine any unpaid amounts on future Payment Dates: first, to the Scheduled Note Principal Payment amount calculated for such Class of Notes for such Payment Date; and second, to the Unscheduled Note Principal Payment amount calculated for such Class of Notes for such Payment Date. Any principal payments made in excess of the amounts allocated to the Scheduled Note Principal Payment and Unscheduled Note Principal Payment for such Payment Date will be considered an additional paydown of principal.
Section 5.09    Note Payments.
(a)The Indenture Trustee shall pay from amounts on deposit in the Collection Account in accordance with the Quarterly Transaction Report and the Priority of Payments to each Noteholder of record as of the related Record Date either (i) by wire transfer, in immediately available funds to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Indenture Trustee appropriate written instructions at least five Business Days prior to the related Payment Date (which instructions may remain in effect for subsequent Payment Dates unless revoked by such Noteholder), or (ii) if not, by check mailed to such Noteholder at the address of such Noteholder appearing in the Note Register, the amounts to be paid to such Noteholder pursuant to such Noteholder’s Notes.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(b)In the event that any withholding Tax is imposed on the Issuer's payment (or allocations of income) to a Noteholder, such withholding Tax shall reduce the amount otherwise distributable to the Noteholder in accordance with this Indenture. The Indenture Trustee is hereby authorized and directed to retain from amounts otherwise distributable to the Noteholders sufficient funds for the payment of any withholding Tax that is legally owed by the Issuer as instructed by the Transaction Manager, in writing in a Quarterly Transaction Report (but such authorization shall not prevent the Indenture Trustee from contesting at the expense of the applicable Noteholder any such withholding Tax in appropriate Proceedings, and withholding payment of such withholding Tax, if permitted by law, pending the outcome of such Proceedings). The amount of any withholding Tax imposed with respect to a Noteholder shall be treated as cash distributed to such Noteholder at the time it is withheld by the Issuer or the Indenture Trustee (at the direction of the Transaction Manager or the Issuer) and remitted to the appropriate taxing authority. If there is a possibility that withholding Tax is payable with respect to a distribution (such as a distribution to a non-U.S. Noteholder), the Indenture Trustee may in its sole discretion withhold such amounts in accordance with this clause (b). In the event that a Noteholder wishes to apply for a refund of any such withholding Tax, the Indenture Trustee shall reasonably cooperate with such Noteholder in making such claim so long as such Noteholder agrees to reimburse the Indenture Trustee for any out-of-pocket expenses incurred.
(c)Each Noteholder, by its acceptance of its Note, will be deemed to have consented to the provisions of the Priority of Payments.
(d)For all Tax purposes, each Noteholder, by its acceptance of a Note, will be deemed to have agreed to, and hereby instructs the Indenture Trustee to, (i) treat the Notes as indebtedness for all tax purposes and (ii) take no action or fail to take any action, which could reasonably be expected to prevent the Notes from being treated as indebtedness for any applicable tax purposes, unless otherwise required by applicable law.
(e)Each Noteholder by its acceptance of a Note or an interest in a Note, will be deemed to have agreed to provide the Indenture Trustee or the Issuer, upon request, with the Noteholder Tax Identification Information and, to the extent FATCA Withholding Tax is applicable, the Noteholder FATCA Information. Each Noteholder shall update or replace its previously provided Noteholder Tax Identification Information and Noteholder FATCA Information promptly if requested by the Indenture Trustee; provided that nothing herein shall require the Indenture Trustee to make such request. In addition, each Noteholder will be deemed to agree that the Indenture Trustee has the right to withhold from any amount of interest or other amounts (without any corresponding gross-up) payable to a Noteholder that fails to comply with the foregoing requirements. The Issuer hereby covenants with the Indenture Trustee that the Issuer will cooperate with the Indenture Trustee in obtaining sufficient information so as to enable the Indenture Trustee to (i) determine whether or not the Indenture Trustee is obliged to make any withholding, including FATCA Withholding Tax, in respect of any payments with respect to a Note and (ii) to effectuate any such withholding. The parties agree that the Indenture Trustee shall be released of any liability arising from properly complying with this Section 5.09 and FATCA. The Issuer agrees to provide to the Indenture Trustee copies of any Noteholder Tax Identification Information and any Noteholder FATCA Information received by the Issuer from any Noteholder. Upon reasonable request from the Indenture Trustee, the Issuer will provide such additional information that it may have to assist the Indenture Trustee in making any withholdings or informational reports.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 5.10    Statements to Noteholders; Tax Returns. Within the time period required by Applicable Law after the end of each calendar year, the Issuer shall cause the Indenture Trustee to furnish to each Person who at any time during such calendar year was a Noteholder of record and received any payment thereon any information required by the Code to enable such Noteholders to prepare their U.S. federal and state income Tax Returns. The obligation of the Indenture Trustee set forth in this paragraph shall be deemed to have been satisfied to the extent that information shall be provided by the Indenture Trustee, in the form of Form 1099 or other comparable form, pursuant to any requirements of the Code.
The Issuer shall cause the Transaction Manager, at the Transaction Manager’s expense, to cause a firm of Independent Accountants to prepare any Tax Returns required to be filed by the Issuer. The Indenture Trustee, upon reasonable written request, shall furnish the Issuer with all such information in the possession of the Indenture Trustee as may be reasonably required in connection with the preparation of any Tax Return of the Issuer.
Section 5.11    Reports by Indenture Trustee. Within five Business Days after the end of each Collection Period, the Indenture Trustee shall provide or make available electronically (or upon written request, by first class mail or facsimile) to the Transaction Manager a written report (electronic means shall be sufficient) setting forth the amounts in the Collection Account, the Liquidity Reserve Account and the Supplemental Reserve Account, and the identity of the investments included therein, as applicable. Without limiting the generality of the foregoing, the Indenture Trustee shall, upon the written request of the Transaction Manager, promptly transmit or make available electronically to the Transaction Manager, copies of all accountings of, and information with respect to, the Collection Account, the Liquidity Reserve Account and the Supplemental Reserve Account, investments thereof, as applicable, and payments thereto and therefrom.
Section 5.12    Final Balances. On the Termination Date, all moneys remaining in all Accounts, shall be, subject to applicable escheatment laws, remitted to, or at the direction of, the Issuer and after the return of such funds (or disposition thereof pursuant to applicable escheatment laws), the Indenture Trustee will have no liability with respect to such funds, and Holders shall look solely only to the Issuer for such amounts.
Article VI

Voluntary Prepayment of Notes and Release of Collateral
Section 6.01    Voluntary Prepayment.
(a)Prior to the Rated Final Maturity, the Issuer may, in its sole discretion, prepay one or more Class(es) of Notes, including by portion of a Class (such prepayment, a "Voluntary Prepayment"), in whole or in part on any Business Day (such date, the "Voluntary Prepayment Date"). Any Voluntary Prepayment is required to be made on no less than fifteen (15) days' prior notice (or such shorter period, but not less than two Business Days, as is necessary to cure an Event of Default) by the Issuer sending the Notice of Prepayment to the Indenture Trustee, the Transaction Manager and the Rating Agency describing the Issuer's election to prepay the Notes or portion thereof in the form attached hereto as Exhibit C.
(b)With respect to any Voluntary Prepayment in part or Voluntary Prepayment of one Class of Notes in full, on or prior to the related Voluntary Prepayment Date, the Issuer shall

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

be required to deposit into the Collection Account an amount equal to the sum of (i) the amount of outstanding principal of the Notes being prepaid, (ii) all accrued and unpaid interest thereon (including any Class B Deferred Interest, Post-ARD Additional Note Interest or Deferred Post-ARD Additional Note Interest), (iii) the related Make Whole Amount, if applicable and (iv) any other amounts owed under the Transaction Documents (the "Prepayment Amount"). Such partial Voluntary Prepayment will be distributed by the Indenture Trustee on the related Voluntary Prepayment Date in accordance with the written direction of the Transaction Manager (at the direction of the Issuer) to the holders of the Class(es) of Notes identified by the Issuer in the Notice of Prepayment.
(c)With respect to a Voluntary Prepayment of all outstanding Notes in full, on or prior to the related Voluntary Prepayment Date, the Issuer shall be required to deposit into the Collection Account an amount equal to (i) the sum of (A) the Aggregate Outstanding Note Balance, (B) all accrued and unpaid interest thereon (including any Class B Deferred Interest, Post-ARD Additional Note Interest or Deferred Post-ARD Additional Note Interest), (C) the related Make Whole Amounts, if any, and (D) all amounts owed to the Indenture Trustee, the Transaction Manager, the Transaction Transition Manager and any other parties to the Transaction Documents, minus (ii) the sum of the amounts then on deposit in the Liquidity Reserve Account and the Supplemental Reserve Account. In accordance with this Indenture, the Indenture Trustee will make distributions on the related Voluntary Prepayment Date in accordance with the Priority of Payments (without giving effect to clauses (vii) through (x) thereof) and solely as specified in the related Voluntary Prepayment Transaction Manager Report and to the extent the Aggregate Outstanding Note Balance is prepaid and all other obligations of the Issuer under the Transaction Documents have been paid, release any remaining assets in the Trust Estate to, or at the direction of, the Issuer.
(d)If a Voluntary Prepayment Date occurs prior to the Make Whole Determination Date for a Class of Notes, the Issuer will be required to pay the Noteholders the applicable Make Whole Amount. No Make Whole Amount will be due to the Noteholders if a Voluntary Prepayment is made on or after the Make Whole Determination Date for the related Class of Notes.
(e)If the Issuer elects to rescind the Voluntary Prepayment, it must give written notice to the Indenture Trustee of such determination at least two Business Days prior to the Voluntary Prepayment Date. If a Voluntary Prepayment of the Notes has been rescinded pursuant to this Section 6.01(e), the Indenture Trustee shall provide notice of such rescission to the registered owner of each Note which had been subject to the rescinded redemption at the address shown on the Note Register maintained by the Note Registrar with copies to the Issuer, Sunnova Energy, the Depositor and the Rating Agency.
Section 6.02    Notice of Voluntary Prepayment.
(a)Any Notice of Voluntary Prepayment received by the Indenture Trustee from the Issuer shall be made available by the Indenture Trustee not less than fifteen (15) days (or such shorter period, but not less than two Business Days, as is necessary to cure an Event of Default) and not more than thirty (30) days prior to the date fixed for prepayment to the registered owner of each Note to be prepaid with copies to the Issuer, Sunnova Energy, the Transaction Manager and the Rating Agency. Failure to make such Notice of Prepayment available to any Noteholder, or any defect therein, shall not affect the validity of any Proceedings for the prepayment of other

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Notes. If a Voluntary Prepayment has been rescinded pursuant to Section 6.01(e), and to the extent the Indenture Trustee had made notice of the Voluntary Prepayment available, the Indenture Trustee shall make available notice of such rescission to the registered owner of each Note which had been subject to the rescinded Voluntary Prepayment with copies to the Issuer, Sunnova Energy, the Transaction Manager and the Rating Agency.
(b)Any notice made available as provided in this Section 6.02 shall be conclusively presumed to have been duly given, whether or not the registered owner of such Notes receives the notice.
Section 6.03    Cancellation of Notes. All Notes which have been paid in full or retired or received by the Indenture Trustee for exchange shall not be reissued but shall be canceled and destroyed in accordance with its customary procedures.
Section 6.04    Release of Collateral.
(a)The Indenture Trustee shall, on or promptly after the Termination Date, release any remaining portion of the Trust Estate and the pledged assets of the Managing Member and any Non-Tax Equity Project Company from the Lien created by this Indenture and the other Transaction Documents and shall deposit into the Collection Account any funds then on deposit in any other Account. The Indenture Trustee shall release property from the Lien created by this Indenture and the other Transaction Documents pursuant to this Section 6.04(a) only upon receipt by the Indenture Trustee of an Issuer Order accompanied by an Officer’s Certificate and an Opinion of Counsel described in Section 314(c)(2) of the Trust Indenture Act of 1939, as amended, and meeting the applicable requirements of Section 12.02.
(b)With respect to any Non-Tax Equity Project Company, upon (i) the deposit into the Collection Account of Insurance Proceeds or the payment in full of the Unscheduled Note Principal Payment related to a Terminated Host Customer Solar Asset, (ii) the deposit into the Collection Account of the Repurchase Price for a Defective Solar Asset, Defaulted Solar Asset or a Terminated Host Customer Solar Asset, (iii) the substitution of a Qualified Substitute Solar Asset and the deposit into the Collection Account of the Substitution Shortfall Amount, if any, for a Defective Solar Asset, a Defaulted Solar Asset or a Terminated Host Customer Solar Asset or (iv) the deposit into the Collection Account of the purchase price paid by a Host Customer with respect to a Host Customer Purchased Solar Asset and upon written direction and receipt of an Issuer order, an Opinion of Counsel and an Officer’s Certificate, as applicable, the Indenture Trustee shall release such Terminated Host Customer Solar Asset, Defaulted Solar Asset, Defective Solar Asset or Host Customer Purchased Solar Asset from the lien of this Indenture or any other Transaction Document, the Project Company Manager may release or may cause to be released any UCC Fixture Filing (or, in Guam, its jurisdictional equivalent) made against the PV System and, if applicable, Energy Storage System related to a Host Customer Purchased Solar Asset and the Issuer will cause the Managing Member to direct such Non-Tax Equity Project Company to cause a distribution in-kind of such Terminated Host Customer Solar Asset, Defaulted Solar Asset or Defective Solar Asset to its Managing Member and from the Managing Member to the Issuer, who will then cause a distribution in-kind of such Terminated Host Customer Solar Asset, Defaulted Solar Asset or Defective Solar Asset to be made to the Depositor who will cause a distribution in-kind of such Terminated Host Customer Solar Asset, Defaulted Solar Asset or Defective Solar Asset to be made to Sunnova SOL VIII Investor, who

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

will in turn cause a distribution in-kind of such Terminated Host Customer Solar Asset, Defaulted Solar Asset or Defective Solar Asset to be made to Sunnova SOL VIII Holdings.
(c)If any proceeds from Grid Services Net Revenue, Rebates or SREC Proceeds are distributed by the Issuer to the Depositor in a distribution permitted by the Transaction Documents, the Indenture Trustee’s Lien on such proceeds from Grid Services Net Revenue, Rebates or SREC Proceeds shall be released upon such distribution. In connection therewith, upon receipt of an Officer’s Certificate, the Indenture Trustee, at the request of the Issuer and at the sole expense of the Issuer, shall execute and deliver to the Issuer such documents as the Issuer shall reasonably request to evidence such release.
Article VII

The Indenture Trustee
Section 7.01    Duties of Indenture Trustee.
(a)If a Responsible Officer of the Indenture Trustee has received notice pursuant to Section 7.02(a), or a Responsible Officer of the Indenture Trustee shall otherwise have actual knowledge that an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.
(b)Except during the occurrence and continuance of such an Event of Default:
(i)The Indenture Trustee need perform only those duties that are specifically set forth in this Indenture and any other Transaction Document to which it is a party and no others and no implied covenants or obligations of the Indenture Trustee shall be read into this Indenture or any other Transaction Document.
(ii)In the absence of negligence or bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture or any other Transaction Document. The Indenture Trustee shall, however, examine such certificates and opinions to determine whether they conform on their face to the requirements of this Indenture or any other Transaction Document but the Indenture Trustee shall not be required to determine, confirm or recalculate information contained in such certificates or opinions.
(c)No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:
(i)This paragraph does not limit the effect of subsection (b) of this Section 7.01.
(ii)The Indenture Trustee shall not be liable in its individual capacity for any action taken or error of judgment made in good faith by a Responsible Officer or other

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

officers of the Indenture Trustee, unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts.
(iii)The Indenture Trustee shall not be personally liable with respect to any action it takes, suffers or omits to take in good faith in accordance with a direction received by it from the Noteholders in accordance with this Indenture or any other Transaction Document or for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture or any other Transaction Document, in each case unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts.
(iv)The Indenture Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or otherwise to perfect or to maintain the perfection of any Lien on the Trust Estate or in any item comprising the Conveyed Property.
(d)No provision of this Indenture or any other Transaction Document shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial or other liability in the performance of any of its duties hereunder or thereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it.
(e)The provisions of subsections (a), (b), (c) and (d) of this Section 7.01 shall apply to any co-trustee or separate trustee appointed by the Issuer and the Indenture Trustee pursuant to Section 7.13.
(f)The Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Indenture Trustee resulting from any loss experienced on any item comprising the Conveyed Property except as a result of the Indenture Trustee's gross negligence or willful misconduct.
(g)In no event shall the Indenture Trustee be required to take any action that conflicts with Applicable Law, any of the provisions of this Indenture or any other Transaction Document or with the Indenture Trustee’s duties hereunder or that adversely affect its rights and immunities hereunder.
(h)In no event shall the Indenture Trustee have any obligations or duties under or have any liabilities whatsoever to Noteholders under ERISA.
(i)The Indenture Trustee shall not make any direct or indirect transfer of the Managing Member Membership Interest except in compliance with the Designated Transfer Restrictions and the Acknowledgement (as determined by the Majority Noteholders of the Controlling Class).
(j)In no event shall the Indenture Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God,

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

and interruptions, loss or malfunctions of utilities; it being understood that the Indenture Trustee shall resume performance as soon as practicable under the circumstances.
(k)With respect to any part of the Trust Estate released from the Lien of this Indenture or other Transaction Document, the Indenture Trustee shall assign, without recourse, representation or warranty, to the appropriate Person as directed by the Issuer in writing, prior to the Termination Date, all the Indenture Trustee's right, title and interest in and to such assets, such assignment being in the form as prepared by the Servicer or the Issuer and acceptable to the Indenture Trustee. Such Person will thereupon own such portion of the Trust Estate and related rights appurtenant thereto free of any further obligation to the Indenture Trustee or the Noteholders with respect thereto. The Transaction Manager or the Issuer will also prepare and the Indenture Trustee shall, upon written direction of the Issuer, also execute and deliver all such other instruments or documents as shall be reasonably requested by any such Person to be required or appropriate to effect a valid transfer of title to such portion of the Trust Estate and the related assets.
Section 7.02    Notice of Default, Transaction Manager Termination Event or Event of Default; Delivery of Manager Reports.
(a)The Indenture Trustee shall not be required to take notice of or be deemed to have notice or knowledge of any default, Default, Transaction Manager Termination Event, Event of Default event or information, or be required to act upon any default, Default, Transaction Manager Termination Event, Event of Default, event or information (including the sending of any notice) unless a Responsible Officer of the Indenture Trustee is specifically notified in writing at the address set forth in Section 12.04 or until a Responsible Officer of the Indenture Trustee shall have acquired actual knowledge of a default, a Default, a Transaction Manager Termination Event, an Event of Default, an event or information and shall have no duty to take any action to determine whether any such default, Default, Transaction Manager Termination Event, Event of Default, or event has occurred. In the absence of receipt of such notice or actual knowledge, the Indenture Trustee may conclusively assume that there is no such default, Default, Event of Default, Transaction Manager Termination Event or event. If written notice of the existence of a default, a Default, an Event of Default, a Transaction Manager Termination Event, an event or information has been delivered to a Responsible Officer of the Indenture Trustee or a Responsible Officer of the Indenture Trustee has actual knowledge thereof, the Indenture Trustee shall promptly provide paper or electronic notice thereof to the Issuer, the Transaction Transition Manager, the Rating Agency, each Tax Equity Investor Member, as applicable, pursuant to the terms of the related Acknowledgment and each Noteholder, but in any event, no later than five days after such knowledge or notice occurs.
(b)In the event the Transaction Manager does not make available to the Rating Agency all reports of the Transaction Manager and all reports to the Noteholders, upon request of the Rating Agency, the Indenture Trustee shall make available promptly after such request, copies of such Transaction Manager reports as are in the Indenture Trustee’s possession to the Rating Agency and the Noteholders.
Section 7.03    Rights of Indenture Trustee.
(a)The Indenture Trustee may rely and shall be protected in acting or refraining from acting upon any document believed by it to be genuine and to have been signed or presented by

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

the proper Person. The Indenture Trustee need not investigate any fact or matter stated in any document. The Indenture Trustee need not investigate or re-calculate, evaluate, certify, verify or independently determine the accuracy of any numerical information, report, certificate, information, statement, representation or warranty or any fact or matter stated in any such document and may conclusively rely as to the truth of the statements and the accuracy of the information therein.
(b)Before the Indenture Trustee takes any action or refrains from taking any action under this Indenture or any other Transaction Document, it may require an Officer’s Certificate or an Opinion of Counsel, the costs of which (including the Indenture Trustee’s reasonable and documented attorney’s fees and expenses) shall be paid by the party requesting that the Indenture Trustee act or refrain from acting. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer’s Certificate or Opinion of Counsel.
(c)The Indenture Trustee shall not be personally liable for any action it takes or omits to take or any action or inaction it believes in good faith to be authorized or within its rights or powers other than as a result of gross negligence or willful misconduct.
(d)The Indenture Trustee shall not be bound to make any investigation into the facts of matters stated in any reports, certificates, payment instructions, opinion, notice, order or other paper or document unless requested in writing by 25% or more of the Noteholders, and such Noteholders have provided to the Indenture Trustee indemnity satisfactory to it.
(e)The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee or affiliates, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney, custodian, nominee or affiliate appointed by it hereunder with due care. The Indenture Trustee may consult with counsel, accountants and other experts and the advice or opinion of counsel, accountants and other experts with respect to legal and other matters relating to any Transaction Document shall be full and complete authorization and protection from liability with respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with such advice or opinion of counsel.
(f)The Indenture Trustee shall not be required to give any bond or surety with respect to the execution of this Indenture or the powers granted hereunder.
(g)The Indenture Trustee shall not be liable for any action or inaction of the Issuer, the Transaction Manager, the Transaction Transition Manager, the Custodian or any other party (or agent thereof) to this Indenture or any Transaction Document and may assume compliance by such parties with their obligations under this Indenture or any other Transaction Document, unless a Responsible Officer of the Indenture Trustee shall have received written notice to the contrary at the Corporate Trust Office of the Indenture Trustee.
(h)The Indenture Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Noteholders, pursuant to the provisions of this Indenture, unless such Noteholders shall have offered to the Indenture Trustee security or indemnity satisfactory to the Indenture Trustee against the costs, expenses and

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

liabilities (including the reasonable and documented fees and expenses of the Indenture Trustee’s counsel and agents) which may be incurred therein or thereby.
(i)The Indenture Trustee shall have no duty (i) to maintain or monitor any insurance or (ii) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Estate.
(j)Delivery of any reports, information and documents to the Indenture Trustee provided for herein or any other Transaction Document is for informational purposes only (unless otherwise expressly stated), and the Indenture Trustee’s receipt of such or otherwise publicly available information shall not constitute actual or constructive knowledge or notice of any information contained therein or determinable from information contained therein, including the Transaction Manager’s or the Issuer’s compliance with any of its representations, warranties or covenants hereunder (as to which the Indenture Trustee is entitled to rely exclusively on Officer’s Certificates). The Indenture Trustee shall not have actual notice of any default or any other matter unless a Responsible Officer of the Indenture Trustee receives actual written notice of such default or other matter.
(k)The Indenture Trustee does not have any obligation to investigate any matter or exercise any powers vested under this Indenture unless requested in writing by 25% or more of the Noteholders, and such Noteholders have provided to the Indenture Trustee indemnity satisfactory to it.
(l)Knowledge of the Indenture Trustee shall not be attributed or imputed to Wilmington Trust's other roles in the transaction, and knowledge of the Transaction Transition Manager shall not be attributed or imputed to each other or to the Indenture Trustee (other than those where the roles are performed by the same group or division within Wilmington Trust or otherwise share the same Responsible Officers), or any affiliate, line of business, or other division of Wilmington Trust (and vice versa).
(m)The right of the Indenture Trustee to perform any permissive or discretionary act enumerated in this Indenture or any related document shall not be construed as a duty.
(n)None of the Indenture Trustee or the Transaction Transition Manager shall have a duty to conduct any investigation as to an actual or alleged breach of any representation or warranty, the occurrence of any condition requiring the repurchase of any Solar Asset by any Person pursuant to the Transaction Documents, or the eligibility of any Solar Asset for purposes of the Transaction Documents. For the avoidance of doubt, none of the Indenture Trustee or the Transaction Transition Manager shall be responsible for determining whether a breach of the representations or warranties made by Sunnova Intermediate Holdings, Sunnova SOL VIII Holdings, Sunnova SOL VIII Investor or the Depositor relating to the eligibility criteria of the Solar Assets has occurred or whether any such breach materially and adversely affects the value of such Solar Assets or the interests therein of the Noteholders; provided, however, that upon actual knowledge or receiving notice of a breach of any of the representations and warranties relating to the eligibility criteria of the Solar Assets by a Responsible Officer of the Indenture Trustee or the Transaction Transition Manager, the Indenture Trustee or the Transaction Transition Manager, as applicable, shall give prompt written notice thereof to Sunnova

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Intermediate Holdings, Sunnova SOL VIII Holdings, Sunnova SOL VIII Investor or the Depositor.
(o)The rights, benefits, protections, immunities and indemnities afforded to the Indenture Trustee hereunder shall extend to the Indenture Trustee (in any of its capacities) under any other Transaction Document or related agreement as though set forth therein in their entirety mutatis mutandis.
(p)In no event shall the Indenture Trustee or the Transaction Transition Manager have any obligation to oversee or any liability or responsibility to monitor compliance with or enforce compliance with U.S. risk retention rules or other rules or regulations relating to risk retention. In no event shall that Indenture Trustee or the Transaction Transition Manager be charged with knowledge of such rules or regulations, nor shall it be liable to any investor or other party for violation of such rules or regulations now or hereafter in effect.
Section 7.04    Not Responsible for Recitals, Issuance of Notes or Application of Moneys as Directed. The recitals contained herein and in the Notes, except the certificates of authentication on the Notes, shall be taken as the statements of the Issuer, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee makes no representations with respect to the Trust Estate or as to the validity or sufficiency of the Trust Estate or this Indenture or any other Transaction Document or of the Notes. The Indenture Trustee shall not be accountable for the use or application by the Issuer of the proceeds of the Notes. Subject to Section 7.01(b), the Indenture Trustee shall not be liable to any Person for any money paid to the Issuer upon an Issuer Order, Transaction Manager instruction or order or direction provided in a Quarterly Transaction Report contemplated by this Indenture or any other Transaction Document.
Section 7.05    May Hold Notes. The Indenture Trustee or any agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer or Sunnova Energy or any Affiliate of the Issuer or Sunnova Energy with the same rights it would have if it were not the Indenture Trustee or other agent.
Section 7.06    Money Held in Trust. The Indenture Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer and except to the extent of income or other gain on investments which are obligations of the Indenture Trustee hereunder.
Section 7.07    Compensation and Reimbursement.
(a)The Issuer agrees:
(i)to pay the Indenture Trustee, in accordance with and subject to the Priority of Payments, the Indenture Trustee Fee. The Indenture Trustee’s compensation shall not be limited by any law with respect to compensation of a trustee of an express trust and the payments to the Indenture Trustee provided by Article V hereto shall constitute payments due with respect to the applicable fee agreement or letter;
(ii)in accordance with and subject to the Priority of Payments, to reimburse the Indenture Trustee upon request for all reasonable and documented expenses, disbursements and advances incurred or made by the Indenture Trustee and the

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Transaction Transition Manager in accordance with any provision of this Indenture (including, but not limited to, the reasonable compensation, expenses and disbursements of its agents and counsel and allocable costs of in house counsel); provided, however, in no event shall the Issuer pay or reimburse the Indenture Trustee or the agents or counsel, including in house counsel of either, for any expenses, disbursements and advances incurred or made by the Indenture Trustee in connection with any negligent action or negligent inaction on the part of the Indenture Trustee; provided, further, that payments to the Indenture Trustee for reimbursement for any such expenses will be as set forth in Section 5.06(a)(i) hereof;
(iii)to indemnify the Indenture Trustee and its officers, directors, employees and agents for, and to hold them harmless against, any fee, loss, liability, damage, cost or expense (including reasonable and documented attorneys' fees, costs and expenses and court costs) incurred without negligence or bad faith on the part of the Indenture Trustee, to the extent such matters have been determined by a court of competent jurisdiction, arising out of, or in connection with, the acceptance or administration of this trust and its obligations under the Transaction Documents including, without limitation, the costs and expenses of defending itself against any claim, action or suit in connection with the exercise or performance of any of its powers or duties hereunder and defending itself against any claim, action or suit (including a successful defense, in whole or in part, of a breach of its standard of care) or bringing any claim, action or suit to enforce the indemnification or other obligations of the relevant transaction parties; provided, however, that:
(A)with respect to any such claim the Indenture Trustee shall have given the Issuer, Sunnova Intermediate Holdings, Sunnova SOL VIII Holdings, the Depositor and the Transaction Manager written notice thereof promptly after the Indenture Trustee shall have actual knowledge thereof, provided, that failure to notify shall not relieve the parties of their obligations hereunder;
(B)notwithstanding anything to the contrary in this Section 7.07(a)(iii), none of the Issuer, Sunnova Intermediate Holdings, Sunnova SOL VIII Holdings, Sunnova SOL VIII Investor, the Depositor or the Transaction Manager shall be liable for settlement of any such claim by the Indenture Trustee entered into without the prior consent of the Issuer, Sunnova Intermediate Holdings, Sunnova SOL VIII Holdings, Sunnova SOL VIII Investor, the Depositor or the Transaction Manager, as the case may be, which consent shall not be unreasonably withheld or delayed; and
(C)the Indenture Trustee, its officers, directors, employees and agents, as a group, shall be entitled to counsel separate from the Issuer, Sunnova Intermediate Holdings, Sunnova SOL VIII Holdings, Sunnova SOL VIII Investor, the Depositor and the Transaction Manager; to the extent the Issuer’s, Sunnova Intermediate Holdings’, Sunnova SOL VIII Holdings', Sunnova SOL VIII Investor’s, the Depositor’s and the Transaction Manager’s interests are not adverse to the interests of the Indenture Trustee, its officers, directors, employees or agents, the Indenture Trustee may agree to be represented by the same counsel as the Issuer, Sunnova Intermediate Holdings, Sunnova SOL VIII Holdings Sunnova SOL VIII Investor, the Depositor and the Transaction Manager.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Such payment obligations and indemnification shall survive the resignation or removal of the Indenture Trustee as well as the discharge, termination or assignment hereof. The Indenture Trustee’s expenses are intended as expenses of administration.
Anything in this Indenture to the contrary notwithstanding, in no event shall the Indenture Trustee be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.
(b)The Indenture Trustee shall, on each Payment Date, in accordance with the Priority of Payments, deduct payment of its fees, expenses and indemnities hereunder from moneys in the Collection Account.
(c)The Issuer agrees to assume and to pay, and to indemnify, defend and hold harmless the Indenture Trustee and the Noteholders from any Taxes which may at any time be asserted with respect to, and as of the date of, the Grant of the Trust Estate to the Indenture Trustee, including, without limitation, any sales, gross receipts, general corporation, personal property, privilege or license taxes (but with respect to the Noteholders only, not including any Taxes arising out of the creation or the issuance of the Notes or payments with respect thereto) and costs (including court costs), expenses and reasonable counsel fees and expenses in defending against the same.
Section 7.08    Eligibility; Disqualification. The Indenture Trustee shall always have a combined capital and surplus as stated in Section 7.09, and shall always be a bank or trust company with corporate trust powers organized under the laws of the United States or any State thereof which is a member of the Federal Reserve System and shall be rated at least investment grade by S&P.
Section 7.09    Indenture Trustee’s Capital and Surplus. The Indenture Trustee and/or its parent shall at all times have a combined capital and surplus of at least $[***]. If the Indenture Trustee publishes annual reports of condition of the type described in Section 310(a)(2) of the Trust Indenture Act of 1939, as amended, its combined capital and surplus for purposes of this Section 7.09 shall be as set forth in the latest such report.
Section 7.10    Resignation and Removal; Appointment of Successor.
(a)No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Section 7.10 shall become effective until the acceptance of appointment by the successor Indenture Trustee under Section 7.11.
(b)The Indenture Trustee may resign at any time by giving 30 days' prior written notice thereof to the Issuer and the Transaction Manager. If an instrument of acceptance by a successor Indenture Trustee shall not have been delivered to the Indenture Trustee within 30 days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.
(c)The Indenture Trustee may be removed at any time by the Super-Majority Noteholders of the Controlling Class upon 30 days’ prior written notice, delivered to the Indenture Trustee, with copies to the Transaction Manager and the Issuer.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(d)(i)    If at any time the Indenture Trustee shall cease to be eligible under Section 7.08 or 7.09 , the Indenture Trustee shall be automatically removed. If at any time the Indenture Trustee shall become incapable of acting or shall be adjudged bankrupt or insolvent, or a receiver of the Indenture Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, with 30 days’ prior written notice, the Issuer with the prior written consent of the Super-Majority Noteholders of the Controlling Class, by an Issuer Order, may remove the Indenture Trustee.
(ii)If the Indenture Trustee shall be removed pursuant to Sections 7.10(c) or (d) and no successor Indenture Trustee shall have been appointed pursuant to Section 7.10(e) and accepted such appointment within 30 days of the date of removal, the removed Indenture Trustee may petition any court of competent jurisdiction for appointment of a successor Indenture Trustee acceptable to the Issuer.
(e)If the Indenture Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Indenture Trustee for any cause, the Issuer, with the prior written consent of the Majority Noteholders of the Controlling Class, by an Issuer Order shall promptly appoint a successor Indenture Trustee.
(f)The Issuer shall give to the Rating Agency and the Noteholders notice of each resignation and each removal of the Indenture Trustee and each appointment of a successor Indenture Trustee. Each notice shall include the name of the successor Indenture Trustee and the address of its Corporate Trust Office.
(g)The provisions of this Section 7.10 shall apply to any co-trustee or separate trustee appointed by the Issuer and the Indenture Trustee pursuant to Section 7.13.
Section 7.11    Acceptance of Appointment by Successor.
(a)Every successor Indenture Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and the retiring Indenture Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Indenture Trustee shall become effective and such successor Indenture Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Indenture Trustee. Notwithstanding the foregoing, on request of the Issuer or the successor Indenture Trustee, such retiring Indenture Trustee shall, upon payment of its fees, expenses and other charges, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the retiring Indenture Trustee and shall duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such retiring Indenture Trustee hereunder. Upon request of any such successor Indenture Trustee, the Issuer shall execute and deliver any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts.
(b)No successor Indenture Trustee shall accept its appointment unless at the time of such acceptance such successor Indenture Trustee shall be qualified and eligible under Sections 7.08 and 7.09.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(c)Notwithstanding the replacement of the Indenture Trustee, the obligations of the Issuer pursuant to Section 7.07(a)(iii) and (c) and the Indenture Trustee’s protections under this Article VII shall continue for the benefit of the retiring Indenture Trustee.
Section 7.12    Merger, Conversion, Consolidation or Succession to Business of Indenture Trustee. Any corporation or national banking association into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation, bank, trust company or national banking association resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation, bank, trust company or national banking association succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder if such corporation, bank, trust company or national banking association shall be otherwise qualified and eligible under Section 7.08 and 7.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto. The Indenture Trustee shall provide the Rating Agency written notice of any such transaction. In case any Notes have been authenticated, but not delivered, by the Indenture Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Indenture Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Indenture Trustee had authenticated such Notes.
Section 7.13    Co-trustees and Separate Indenture Trustees.
(a)At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any part of the Trust Estate may at the time be located, for enforcement actions, and where a conflict of interest exists, the Indenture Trustee shall have power to appoint and, upon the written request of the Indenture Trustee, the Issuer shall for such purpose join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons that are approved by the Indenture Trustee either to act as co-trustee, jointly with the Indenture Trustee, of such part of the Trust Estate, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power of the Indenture Trustee deemed necessary or desirable, in all respects subject to the other provisions of this Section 7.13. If the Issuer does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Indenture Trustee alone shall have power to make such appointment. No notice to the Noteholders of the appointment of any co-trustee or separate trustee shall be required under this Indenture. Notice of any such appointments shall be promptly given to the Rating Agency by the Indenture Trustee.
(b)Should any written instrument from the Issuer be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer.
(c)Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:
(i)The Notes shall be authenticated and delivered and all rights, powers, duties and obligations hereunder with respect to the custody of securities, cash and other

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

personal property held by, or required to be deposited or pledged with, the Indenture Trustee hereunder, shall be exercised solely by the Indenture Trustee.
(ii)The rights, powers, duties and obligations hereby conferred or imposed upon the Indenture Trustee with respect to any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such co-trustee or separate trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed solely by such co-trustee or separate trustee.
(iii)The Indenture Trustee at any time, by an instrument in writing executed by it, may accept the resignation of, or remove, any co-trustee or separate trustee appointed under this Section 7.13. Upon the written request of the Indenture Trustee, the Issuer shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section 7.13.
(iv)No co-trustee or separate trustee appointed in accordance with this Section 7.13 hereunder shall be financially or otherwise liable by reason of any act or omission of the Indenture Trustee, or any other such trustee hereunder, and the Indenture Trustee shall not be financially or otherwise liable by reason of any act or omission of any co-trustee or other such separate trustee hereunder.
(v)Any notice, request or other writing delivered to the Indenture Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.
(vi)Any separate trustee or co-trustee may, at any time, constitute the Indenture Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or with respect to this Indenture on its behalf and in its name. The Indenture Trustee shall not be responsible for any action or inaction of any such separate trustee or co-trustee appointed in accordance with this Section 7.13. The Indenture Trustee shall not have any responsibility or liability relating to the appointment of any separate or co-trustee. Any such separate or co-trustee shall not be deemed to be an agent of the Indenture Trustee. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estate, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.
Section 7.14    Books and Records. The Indenture Trustee agrees to provide to the Noteholders the right during normal business hours upon two days’ prior notice in writing to inspect its books and records insofar as the books and records relate to the functions and duties of the Indenture Trustee pursuant to this Indenture.
Section 7.15    Control. Upon the Indenture Trustee being adequately indemnified in writing to its satisfaction, the Majority Noteholders of the Controlling Class shall have the right to direct the

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Indenture Trustee with respect to any action or inaction by the Indenture Trustee hereunder, the exercise of any trust or power conferred on the Indenture Trustee, or the conduct of any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or the Trust Estate provided that:
(a)such direction shall not be in conflict with any rule of law or with this Indenture or expose the Indenture Trustee to financial or other liability (for which it has not been adequately indemnified) or be unduly prejudicial to the Noteholders not approving such direction including, but not limited to and without intending to narrow the scope of this limitation, direction to the Indenture Trustee to act or omit to act, directly or indirectly, to amend, hypothecate, subordinate, terminate or discharge any Lien benefiting the Noteholders in the Trust Estate;
(b)the Indenture Trustee may take any other action deemed proper by the Indenture Trustee which is not inconsistent with such direction; and
(c)except as expressly provided otherwise herein (but only with the prior written consent of or at the direction of the Majority Noteholders of the Controlling Class), the Indenture Trustee shall have the authority to take any enforcement action which it reasonably deems to be necessary to enforce the provisions of this Indenture.
Section 7.16    Suits for Enforcement. If an Event of Default of which a Responsible Officer of the Indenture Trustee shall have actual knowledge, shall occur and be continuing, the Indenture Trustee may, in its discretion and shall, at the direction of the Majority Noteholders of the Controlling Class (provided that the Indenture Trustee is adequately indemnified in writing to its satisfaction), proceed to protect and enforce its rights and the rights of any Noteholders under this Indenture by a Proceeding, whether for the specific performance of any covenant or agreement contained in this Indenture or in aid of the execution of any power granted in this Indenture or for the enforcement of any other legal, equitable or other remedy as the Indenture Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Indenture Trustee or any Noteholders, but in no event shall the Indenture Trustee be liable for any failure to act in the absence of direction the Majority Noteholders of the Controlling Class.
Section 7.17    Compliance with Applicable Anti-Terrorism and Anti-Money Laundering Regulations. In order to comply with Applicable Laws, including those relating to the funding of terrorist activities and money laundering, the Indenture Trustee is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with Indenture Trustee. Accordingly, each of the parties agrees to provide to Indenture Trustee upon its request from time to time such identifying information and documentation as may be available to such party in order to enable Indenture Trustee to comply with Applicable Law.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Article VIII

[Reserved]
Article IX

Event of Default
Section 9.01    Events of Default. The occurrence of any of the following events shall constitute an "Event of Default" hereunder:
(a)a default in the payment of any Note Interest (which, for the avoidance of doubt, does not include any Class B Deferred Interest, Post-ARD Additional Note Interest or Deferred Post-ARD Additional Note Interest) on a Payment Date, which default shall not have been cured after three Business Days;
(b)the failure to reduce the Aggregate Outstanding Note Balance to zero or pay in full the Class B Deferred Interest, Post-ARD Additional Note Interest and Deferred Post-ARD Additional Note Interest, in each case, at the Rated Final Maturity;
(c)an Insolvency Event shall have occurred with respect to the Issuer, the Project Company or the Managing Member;
(d)the failure of the Issuer to observe or perform in any material respect any covenant or obligation of the Issuer set forth in this Indenture (other than the failure to make any required payment with respect to the Notes), which has not been cured within 30 days from the date of receipt by the Issuer of written notice from the Indenture Trustee (to the extent a Responsible Officer of the Indenture Trustee has received written notice or has actual knowledge thereof) of such breach or default, or the failure of the Issuer to deposit into the Collection Account all amounts required to be deposited therein by the required deposit date;
(e)any representation, warranty or statement of the Issuer (other than representations and warranties as to whether a Designated Solar Asset is an Eligible Solar Asset) contained in the Transaction Documents or any report, document or certificate delivered by the Issuer pursuant to the foregoing agreements shall prove to have been incorrect in any material respect as of the time when the same shall have been made and, within 30 days after written notice thereof shall have been given to the Indenture Trustee and the Issuer by the Transaction Manager, the Indenture Trustee (to the extent a Responsible Officer of the Indenture Trustee has received written notice or has actual knowledge thereof) or by the Majority Noteholders of the Controlling Class, the circumstances or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured (which cure may be effected by payment of an indemnity claim) or waived by the Indenture Trustee, acting at the direction of the Majority Noteholders of the Controlling Class;
(f)the failure for any reason of the Indenture Trustee, on behalf of the Noteholders, to have a first priority perfected security interest in the Trust Estate in favor of the Indenture Trustee (subject to Permitted Liens) which is not stayed, released or otherwise cured within ten days of receipt of notice or the Transaction Manager's or the Issuer's knowledge thereof;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(g)the Issuer, the Project Company or the Managing Member becomes subject to registration as an "investment company" under the 1940 Act;
(h)the Issuer, the Project Company or the Managing Member becomes classified as an association or a publicly traded partnership, in each case taxable as a corporation for U.S. federal income tax purposes;
(i)a failure by the Depositor to pay the Liquidated Damages Amount or Substitution Shortfall Amount for a Defective Solar Asset in accordance with the Managing Member Contribution Agreement (except to the extent cured by the Performance Guarantor in accordance with the Performance Guaranty);
(j)any default in the payment of any Liquidated Damages Amount or Substitution Shortfall Amount for a Defective Solar Asset in accordance with the Managing Member Contribution Agreement or due by the Performance Guarantor under the Performance Guaranty; or
(k)there shall remain in force, undischarged, unsatisfied, and unstayed for more than 30 consecutive days, any final non-appealable judgment in the amount of $100,000 or more against the Issuer not covered by insurance or bond.
Section 9.02    Actions of Indenture Trustee. If an Event of Default shall have occurred and be continuing hereunder, the Indenture Trustee shall, at the direction of the Super-Majority Noteholders of the Controlling Class, do one of the following:
(a)declare the entire unpaid principal amount of the Notes, all interest accrued and unpaid thereon and all other amounts payable under this Indenture and the other Transaction Documents to become immediately due and payable;
(b)either on its own or through an agent, take possession of and sell the Trust Estate pursuant to Section 9.15, provided, however, that neither the Indenture Trustee nor any collateral agent may sell or otherwise liquidate the Trust Estate unless either (i) the proceeds of such sale or liquidation are sufficient to discharge in full the amounts then due and unpaid upon the Notes for principal and accrued interest and the fees and all other amounts required to be paid pursuant to the Priority of Payments or (ii) other than as a result of an Event of Default of the type described in clauses (i) or (j) of the definition thereof, the Noteholders representing 100% of the Aggregate Outstanding Note Balance consent thereto;
(c)institute Proceedings for collection of amounts due on the Notes or under this Indenture by automatic acceleration or otherwise, or if no such acceleration or collection efforts have been made, or if such acceleration or collection efforts have been made, but have been annulled or rescinded, the Indenture Trustee may elect to take possession of the Trust Estate and collect or cause the collection of the proceeds thereof and apply such proceeds in accordance with the applicable provisions of this Indenture;
(d)enforce any judgment obtained and collect any amounts adjudged from the Issuer;
(e)institute any Proceedings for the complete or partial foreclosure of the Lien created by the Indenture with respect to the Trust Estate; and

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(f)protect the rights of the Indenture Trustee and the Noteholders by taking any appropriate action including exercising any remedy of a secured party under the UCC or any other Applicable Law.
Notwithstanding the foregoing, upon the occurrence of an Event of Default of the type described in clause (c) of the definition thereof, the Aggregate Outstanding Note Balance, all interest accrued and unpaid thereon and all other amounts payable under this Indenture and the other Transaction Documents shall automatically become immediately due and payable.
Section 9.03    Indenture Trustee May File Proofs of Claim. In case of the pendency of any Insolvency Proceeding relative to the Issuer or any other obligor upon the Notes or the property of the Issuer or of such other obligor or their creditors, the Indenture Trustee (irrespective of whether the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand on the Issuer for the payment of overdue principal or any interest or other amounts) shall, at the written direction of the Majority Noteholders of the Controlling Class, by intervention in such Insolvency Proceeding or otherwise:
(a)file and prove a claim for the whole amount owing and unpaid with respect to the Notes issued hereunder and file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel) and of the Noteholders allowed in such Insolvency Proceeding; and
(b)collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such Insolvency Proceeding is hereby authorized by each Noteholder to make such payments to the Indenture Trustee and, in the event that the Indenture Trustee shall, upon written direction from the Noteholders, consent to the making of such payments directly to the Noteholders, to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, and any other amounts due the Indenture Trustee under Section 7.07.
Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize and consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment, or composition affecting any of the Notes or the rights of any Noteholder thereof, or to authorize the Indenture Trustee to vote with respect to the claim of any Noteholder in any such Insolvency Proceeding.
Section 9.04    Indenture Trustee May Enforce Claim Without Possession of Notes. All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any Proceeding relating thereto, and any such Proceeding instituted by the Indenture Trustee shall be brought in its own name as trustee for the benefit of the Noteholders, and any recovery of judgment shall be applied first, to the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel and any other amounts due the Indenture Trustee under Section 7.07 (provided that, any indemnification by the Issuer under Section 7.07 shall be paid only in the priority set forth in the Priority of Payments) and second, for the ratable benefit of the Noteholders for all amounts due to such Noteholders.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 9.05    Knowledge of Indenture Trustee. Any references herein to the knowledge of the Indenture Trustee shall mean and refer to actual knowledge of a Responsible Officer of the Indenture Trustee.
Section 9.06    Limitation on Suits. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder unless:
(a)such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;
(b)the Majority Noteholders of the Controlling Class shall have made written request to the Indenture Trustee to institute Proceedings with respect to such Event of Default in its own name as Indenture Trustee hereunder;
(c)such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;
(d)the Indenture Trustee for 30 days after its receipt of such notice, request and offer of security or indemnity has failed to institute any such Proceedings; and
(e)no direction inconsistent with such written request has been given to the Indenture Trustee during such 30-day period by the Majority Noteholders of the Controlling Class;
it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.
Section 9.07    Unconditional Right of Noteholders to Receive Principal and Interest. The Holders of the Notes shall have the right, which is absolute and unconditional, subject to the express terms of this Indenture, to receive payment of principal and interest on such Notes, subject to the respective relative priorities provided for in this Indenture, as such principal and interest becomes due and payable from the Trust Estate and, subject to Section 9.06 to institute Proceedings for the enforcement of any such payment, and such right shall not be impaired except as expressly permitted herein without the consent of such Holders.
Section 9.08    Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Indenture Trustee or to such Noteholder, then, and in every case, the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.
Section 9.09    Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in Section 2.09, no right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
Section 9.10    Delay or Omission; Not Waiver. No delay or omission of the Indenture Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article IX or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.
Section 9.11    Control by Noteholders. Other than as set forth herein, the Majority Noteholders of the Controlling Class shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee; provided that:
(a)such direction shall not be in conflict with any rule of law or with this Indenture including, without limitation, any provision hereof which expressly provides for approval by a greater percentage of the aggregate principal amount of all Outstanding Notes;
(b)the Indenture Trustee may take any other action deemed proper by the Indenture Trustee which is not inconsistent with such direction; provided, however, that, subject to Section 7.01, the Indenture Trustee need not take any action which a Responsible Officer or Officers of the Indenture Trustee in good faith determines might involve it in liability (unless the Indenture Trustee is furnished with the reasonable indemnity referred to in Section 9.11(c)); and
(c)the Indenture Trustee has been furnished reasonable indemnity against costs, expenses and liabilities which it might incur in connection therewith.
Section 9.12    Waiver of Certain Events by Less Than All Noteholders. The Super-Majority Noteholders of the Controlling Class may, on behalf of the Holders of all the Notes, waive any past Default, Event of Default or Transaction Manager Termination Event, and its consequences, except:
(a)a Default in the payment of the principal of or interest on any Note, or a Default caused by the Issuer becoming subject to registration as an "investment company" under the 1940 Act, or
(b)with respect to a covenant or provision hereof which under Article X cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.
Upon any such waiver, such Default, Event of Default or Transaction Manager Termination Event shall cease to exist, and any Default, Event of Default or Transaction Manager Termination Event or other consequence arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default, Event of Default or Transaction Manager Termination Event or impair any right consequent thereon.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 9.13    Undertaking for Costs. All parties to this Indenture agree, and each Noteholder by its acceptance of a Note, shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 9.13 shall not apply to any suit instituted by the Indenture Trustee or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or interest on any Note on or after the Rated Final Maturity expressed in such Note.
Section 9.14    Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not, at any time, insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.
Section 9.15    Sale of Trust Estate.
(a)The power to effect any sale of any portion of the Trust Estate pursuant to this Article IX shall not be exhausted by any one or more sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate securing the Notes shall have been sold or all amounts payable on the Notes and under this Indenture with respect thereto shall have been paid. The Indenture Trustee, acting on its own or through an agent, may from time to time postpone any sale by public announcement made at the time and place of such sale.
(b)The Indenture Trustee shall not, in any private sale, sell to a third party the Trust Estate, or any portion thereof unless (1) the Super-Majority Noteholders of the Controlling Class direct the Indenture Trustee, in writing, to make such sale and (2) either (i) the proceeds of such sale or liquidation are sufficient to discharge in full the amounts then due and unpaid upon the Notes for principal and accrued interest and the fees and all other amounts required to be paid pursuant the Priority of Payments or (ii) the Holders of 100% of the principal amount of each Class of Notes then Outstanding consent thereto. Notwithstanding the foregoing, prior to the consummation of any sale of the Trust Estate (either private or public), the Indenture Trustee shall first offer the Originator the opportunity to purchase the Trust Estate for a purchase price equal to the greater of (x) the fair market value of the Trust Estate and (y) the aggregate outstanding note balance of the Notes, plus accrued interest thereon and fees owed thereto (such right, the "Right of First Refusal"). If the Originator does not exercise its Right of First Refusal within two Business Days of receipt thereof, then the Indenture Trustee shall sell the Trust Estate as otherwise set forth in this Section 9.15; provided, further, that if the Originator does not exercise its Right of First Refusal and the Indenture Trustee elects to sell the Trust Estate in a private sale to a third party, then prior to the sale thereof, the Indenture Trustee shall offer the Originator the opportunity to purchase the Trust Estate for the purchase price being offered by such third party, and the Originator shall have two Business Days to accept such offer.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(c)The Indenture Trustee or any Noteholder may bid for and acquire any portion of the Trust Estate in connection with a public or private sale thereof, and in lieu of paying cash therefor, any Noteholder may make settlement for the purchase price by crediting against amounts owing on the Notes of such Holder or other amounts owing to such Holder secured by this Indenture, that portion of the net proceeds of such sale to which such Holder would be entitled, after deducting the reasonable costs, charges and expenses incurred by the Indenture Trustee or the Noteholders in connection with such sale. The Notes need not be produced in order to complete any such sale, or in order for the net proceeds of such sale to be credited against the Notes. The Indenture Trustee or the Noteholders may hold, lease, operate, manage or otherwise deal with any property so acquired in any manner permitted by law.
(d)The Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a sale thereof. In addition, the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a sale thereof, pursuant to this Section 9.15, and to take all action necessary to effect such sale. No purchaser or transferee at such a sale shall be bound to ascertain the Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.
(e)The method, manner, time, place and terms of any sale of all or any portion of the Trust Estate shall be commercially reasonable.
(f)This Section 9.15 is subject to Section 7.01(i).
Section 9.16    Action on Notes. The Indenture Trustee’s right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the Lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer.
Article X

Supplemental Indentures
Section 10.01    Supplemental Indentures Without Noteholder Approval.
(a)Without the consent of the Noteholders, provided that (w) the Issuer shall have provided ten (10) Business Days prior written notice to the Rating Agency of such modification (or such shorter period as the Issuer may reasonably request from the Rating Agency), (x) the Indenture Trustee shall have received an Opinion of Counsel that such modification is permitted under the terms of this Indenture and that all conditions precedent to the execution of such modification have been satisfied and (y) the Indenture Trustee shall have received a Tax Opinion, the Issuer and the Indenture Trustee, when authorized and directed by an Issuer Order, at any time and from time to time, may enter into one or more amendments or indentures supplemental hereto, in form satisfactory to the Indenture Trustee, for any of the following purposes:

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(i)to correct, amplify or add to the description of any property at any time subject to the Lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the Lien of this Indenture, or to subject to the Lien of this Indenture additional property; provided that such action pursuant to this clause (i) shall not adversely affect the interests of the Noteholders in any respect;
(ii)to evidence the succession of another Person to either the Issuer or the Indenture Trustee in accordance with the terms of this Indenture, and the assumption by any such successor of the covenants of the Issuer or the Indenture Trustee contained herein and in the Notes;
(iii)to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or to conform the provisions herein to the descriptions set forth in the other Transaction Documents;
(iv)to add to the covenants of the Issuer or the Indenture Trustee, for the benefit of the Noteholders or to surrender any right or power herein conferred upon the Issuer; or
(v)to effect any matter specified in Section 10.06.
(b)Promptly after the execution by the Issuer and the Indenture Trustee of any amendment or supplemental indenture pursuant to this Section 10.01, the Indenture Trustee shall make available to the Noteholders and the Rating Agency a copy of such supplemental indenture. Any failure of the Indenture Trustee to make available such copy shall not, however, in any way impair or affect the validity of any such amendment or supplemental indenture.
Section 10.02    Supplemental Indentures with Consent of Noteholders.
(a)With the prior written consent of each Noteholder affected thereby, at least ten (10) Business Days’ (or a shorter period, if agreed to or waived by the Rating Agency) prior written notice to the Rating Agency and receipt by the Indenture Trustee of a Tax Opinion, the Issuer and the Indenture Trustee, when authorized and directed by an Issuer Order, at any time and from time to time, may enter into an amendment or a supplemental indenture for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture for the following purposes:
(i)to change the Rated Final Maturity of any Note, or the due date of any payment of interest on any Note, or reduce the principal amount thereof, or the interest rate thereon, change the place of payment where, or the coin or currency in which any Note or any interest thereon is payable, or impair the right to institute suit for the enforcement of the payment of interest due on any Note on or after the due date thereof or for the enforcement of the payment of the entire remaining unpaid principal amount of any Note on or after the Rated Final Maturity thereof or change any provision of Article VI regarding the amounts payable upon any Voluntary Prepayment of the Notes;

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(ii)to reduce the percentage of the Outstanding Note Balance of any Class of Notes, the consent of the Noteholders of which is required to approve any such supplemental indenture; or the consent of the Noteholders of which is required for any waiver of compliance with provisions of this Indenture, Events of Default or Transaction Manager Termination Events under this Indenture or under the Transaction Management Agreement and their consequences provided for in this Indenture or for any other purpose hereunder;
(iii)to modify any of the provisions of this Section 10.02;
(iv)to modify or alter the provisions of the proviso to the definition of the term "Outstanding"; or
(v)to permit the creation of any other Lien with respect to any part of the Trust Estate or terminate the Lien of this Indenture on any property at any time subject hereto or, except with respect to any action which would not have a material adverse effect on any Noteholder (as certified by the Issuer), deprive the Noteholder of the security afforded by the Lien of this Indenture.
(b)With the prior written consent of the Majority Noteholders of the Controlling Class, and receipt by the Indenture Trustee of a Tax Opinion, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more amendments or indentures supplemental hereto, in form and substance satisfactory to the Indenture Trustee (acting at the direction of the Majority Noteholders of the Controlling Class) for the purpose of modifying, eliminating or adding to the provisions of this Indenture; provided, that such supplemental indentures shall not have any of the effects described in paragraphs (i) through (v) of Section 10.02(a).
(c)Promptly after the execution by the Issuer and the Indenture Trustee of any amendment or supplemental indenture pursuant to this Section 10.02, the Indenture Trustee shall make available to the Noteholders and the Rating Agency a copy of such supplemental indenture. Any failure of the Indenture Trustee to make available such copy shall not, however, in any way impair or affect the validity of any such supplemental indenture.
(d)Whenever the Issuer or the Indenture Trustee solicits a consent to any amendment or supplement to this Indenture, the Issuer shall fix a record date in advance of the solicitation of such consent for the purpose of determining the Noteholders entitled to consent to such amendment or supplement. Only those Noteholders at such record date shall be entitled to consent to such amendment or supplement whether or not such Noteholders continue to be Holders after such record date.
Section 10.03    Execution of Amendments and Supplemental Indentures. In executing, or accepting the additional trusts created by, any amendment or supplemental indenture permitted by this Article X or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Opinion of Counsel (i) describing that the execution of such supplemental indenture is authorized or permitted by this Indenture and (ii) in accordance with Section 3.06(a) hereof. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Indenture Trustee’s own rights, duties or immunities under this Indenture or otherwise.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 10.04    Effect of Amendments and Supplemental Indentures. Upon the execution of any amendment or supplemental indenture under this Article X, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes which have theretofore been or thereafter are authenticated and delivered hereunder shall be bound thereby.
Section 10.05    Reference in Notes to Amendments and Supplemental Indentures. Notes authenticated and delivered after the execution of any amendment or supplemental indenture pursuant to this Article X may, and if required by the Issuer shall, bear a notation as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.
Section 10.06    Indenture Trustee to Act on Instructions. Notwithstanding any provision herein to the contrary (other than Section 10.02), in the event the Indenture Trustee is uncertain as to the intention or application of any provision of this Indenture or any other agreement to which it is a party, or such intention or application is ambiguous as to its purpose or application, or is, or appears to be, in conflict with any other applicable provision thereof, or if this Indenture or any other agreement to which it is a party permits or does not prohibit any determination by the Indenture Trustee, or is silent or incomplete as to the course of action which the Indenture Trustee is required or is permitted or may be permitted to take with respect to a particular set of facts or circumstances, the Indenture Trustee shall, at the expense of the Issuer, be entitled to request and rely upon the following: (a) written instructions of the Issuer directing the Indenture Trustee to take certain actions or refrain from taking certain actions, which written instructions shall contain a certification that the taking of such actions or refraining from taking certain actions is in the best interest of the Noteholders and (b) prior written consent of the Majority Noteholders of the Controlling Class. In such case, the Indenture Trustee shall have no liability to the Issuer or the Noteholders for, and the Issuer shall hold harmless the Indenture Trustee from, any liability, costs or expenses arising from or relating to any action taken by the Indenture Trustee acting upon such instructions, and the Indenture Trustee shall have no responsibility to the Noteholders with respect to any such liability, costs or expenses. The Issuer shall provide a copy of such written instructions to the Rating Agency.
Article XI

[Reserved]
Article XII

Miscellaneous
Section 12.01    Compliance Certificates and Opinions; Furnishing of Information. Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture (except with respect to ordinary course actions under this Indenture and except as otherwise specifically provided in this Indenture), the Issuer, at the request of the Indenture Trustee, shall furnish to the Indenture Trustee a certificate describing that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel describing that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of certificates and Opinions of Counsel are specifically required by any provision of this Indenture relating

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

to such particular application or request, no additional certificate or Opinion of Counsel need be furnished.
Section 12.02    Form of Documents Delivered to Indenture Trustee.
(a)If several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.
(b)Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by outside counsel, unless such Authorized Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion or any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer of any relevant Person, describing that the information with respect to such factual matters is in the possession of such Person, unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel’s opinion and shall include a statement to the effect that such counsel believes that such counsel and the Indenture Trustee may reasonably rely upon the opinion of such other counsel.
(c)Where any Person is required to make, give or execute two or more applications, requests, consents, notices, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.
(d)Wherever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer or the Transaction Manager shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer’s or the Transaction Manager’s compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such notice or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such notice or report. The foregoing shall not, however, be construed to affect the Indenture Trustee’s right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 7.01(b)(ii).
(e)Wherever in this Indenture it is provided that the absence of the occurrence and continuation of a Default, an Event of Default or a Transaction Manager Termination Event is a condition precedent to the taking of any action by the Indenture Trustee at the request or direction of the Issuer, then notwithstanding that the satisfaction of such condition is a condition precedent to the Issuer’s or the Indenture Trustee’s right to make such request or direction, the Indenture Trustee shall be protected in acting in accordance with such request or direction if a

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Responsible Officer of the Indenture Trustee does not have actual knowledge of the occurrence and continuation of such Default, Event of Default or Transaction Manager Termination Event.
Section 12.03    Acts of Noteholders.
(a)Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 12.03.
(b)The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a limited liability company or a partnership on behalf of such corporation, limited liability company or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.
(c)The ownership of Notes shall be proved by the Note Register.
(d)Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration or transfer thereof or in exchange therefor or in lieu thereof, with respect to anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Notes.
Section 12.04    Notices, Etc. Any request, demand, authorization, direction, notice, consent, waiver or act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:
(a)the Indenture Trustee by any Noteholder or by the Issuer, shall be in writing and shall be delivered personally, mailed by first-class registered or certified mail, postage prepaid, by facsimile transmission or electronic transmission in PDF format or overnight delivery service, postage prepaid, and received by, a Responsible Officer of the Indenture Trustee at its Corporate Trust Office listed below; or
(b)any other Person shall be in writing and shall be delivered personally or by facsimile transmission, electronic transmission in PDF format or prepaid overnight delivery service at the address listed below or at any other address subsequently furnished in writing to the Indenture Trustee by the applicable Person.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

To the Indenture Trustee:	Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, Delaware 19890 Attention: Corporate Trust Administration Phone: [***] Fax: [***]

To the Issuer:	Sunnova SOL VIII Issuer, LLC 20 East Greenway Plaza, Suite 540 Houston, Texas 77046 Attention: Chief Financial Officer Email: [***] and [***]; Phone: [***] Fax: [***]

with a copy to:	Sunnova Energy Corporation 20 East Greenway Plaza, Suite 540 Houston, Texas 77046 Attention: Chief Financial Officer and Treasurer Email: [***] and [***] Phone: [***] Fax: [***]

To KBRA:	Kroll Bond Rating Agency, LLC 805 Third Avenue, 29th Floor New York, NY 10022 Attention: ABS Surveillance Email: [***]

Notices delivered to the Rating Agency shall be by electronic delivery to the email address set forth above where information is available in electronic format. In addition, upon the written request of any beneficial owner of a Note, the Indenture Trustee shall provide to such beneficial owner copies of such notices, reports or other information delivered, in one or more of the means requested, by the Indenture Trustee hereunder to other Persons as such beneficial owner may reasonably request.
Section 12.05    Notices and Reports to Noteholders; Waiver of Notices.
(a)Where this Indenture provides for notice to Noteholders of any event or the mailing of any report to the Noteholders, such notice or report shall be written and shall be sufficiently given (unless otherwise herein expressly provided) if mailed, first-class, postage-prepaid, to each Noteholder affected by such event or to whom such report is required to be mailed or sent via electronic mail, at the address or electronic mail address of such Noteholder as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

or report to Noteholders is mailed in the manner provided above, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed, to any particular Noteholder shall affect the sufficiency of such notice or report with respect to other Noteholders, and any notice or report which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.
(b)Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.
(c)If, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to the Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.
(d)The Indenture Trustee shall, on or before each Payment Date, make available to each Noteholder each Quarterly Transaction Report and, unless directed to do so under any other provision of this Indenture or any other Transaction Document (in which case no request shall be necessary), a copy of all reports, financial statements and notices received by the Indenture Trustee pursuant to this Indenture and the other Transaction Documents, but only with the use of a password provided by the Indenture Trustee; provided, however, the Indenture Trustee shall have no obligation to provide such information described in this Section 12.05 until it has received the requisite information from the Issuer or the Transaction Manager. The Indenture Trustee will make no representation or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor. The Indenture Trustee’s internet website will initially be located at www.wilmingtontrustconnect.com or at such other address as the Indenture Trustee shall notify the parties to the Indenture from time to time. In connection with providing access to the Indenture Trustee’s website, the Indenture Trustee may require registration and the acceptance of a disclaimer. The Indenture Trustee shall not be liable for the dissemination of information in accordance with this Indenture.
Section 12.06    Rules by Indenture Trustee. The Indenture Trustee may make reasonable rules for any meeting of Noteholders.
Section 12.07    Issuer Obligation. Each of the Indenture Trustee and each Noteholder accepts that the enforcement against the Issuer under this Indenture and under the Notes shall be limited to the assets of the Issuer, whether tangible or intangible, real or person (including the Trust Estate) and the proceeds thereof. No recourse may be taken, directly or indirectly, against (a) any member, manager, officer, employee, trustee, agent or director of the Issuer or of any predecessor of the Issuer, (b) any member, manager, beneficiary, officer, employee, trustee, agent, director or successor or assign of a holder of a member or limited liability company interest in the Issuer, or (c) any incorporator, subscriber to capital stock, stockholder, officer, director, employee or agent of the Indenture Trustee or any predecessor or successor thereof, with respect to the Issuer’s obligations with respect to the Notes or any of the statements, representations, covenants, warranties or obligations of the Issuer under this Indenture or any Note or other writing delivered in connection herewith or therewith.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 12.08    Enforcement of Benefits. The Indenture Trustee for the benefit of the Noteholders shall be entitled to enforce and, at the written direction (electronic means shall be sufficient) of and with indemnity by the requisite Noteholders pursuant to the applicable Transaction Document, the Indenture Trustee shall enforce the covenants and agreements of the Transaction Manager contained in the Transaction Management Agreement, the Transaction Transition Manager contained in the Manager Transition Agreement, the Custodian contained in the Custodial Agreement, the Depositor and Sunnova SOL VIII Holdings contained in the Managing Member Contribution Agreement, the Performance Guarantor contained in the Performance Guaranty and each other Sunnova Entity contained in the Transaction Documents.
Section 12.09    Effect of Headings and Table of Contents. The Section and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.
Section 12.10    Successors and Assigns. All covenants and agreements in this Indenture by the Issuer and the Indenture Trustee shall bind their respective successors and assigns, whether so expressed or not.
Section 12.11    Separability; Entire Agreement. If any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Indenture, a provision as similar in its terms and purpose to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable. This Indenture reflects the entire agreement with respect to the matters covered by this Indenture and supersedes any prior agreements, commitments, drafts, communication, discussions and understandings, oral or written, with respect thereto.
Section 12.12    Benefits of Indenture. Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any separate trustee or co-trustee appointed under Section 7.13 and the Noteholders, any benefit or any legal or equitable right, remedy or claim under this Indenture.
Section 12.13    Legal Holidays. If the date of any Payment Date or any other date on which principal of or interest on any Note is proposed to be paid or any date on which mailing of notices by the Indenture Trustee to any Person is required pursuant to any provision of this Indenture, shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment or mailing of such notice need not be made on such date, but may be made or mailed on the next succeeding Business Day with the same force and effect as if made or mailed on the nominal date of any such Payment Date or other date for the payment of principal of or interest on any Note, or as if mailed on the nominal date of such mailing, as the case may be, and in the case of payments, no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day.
Section 12.14    Governing Law; Jurisdiction; Waiver of Jury Trial. (a) This Indenture and each Note shall be construed in accordance with and governed by the substantive laws of the State of New York (including New York General Obligations Laws §§ 5-1401 and 5-1402, but otherwise without regard to conflicts of law provisions thereof, except with regard to the UCC) applicable to agreements made and to be performed therein.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(b)The parties hereto agree to the non-exclusive jurisdiction of the Commercial Division, New York State Supreme Court, and federal courts in the borough of Manhattan in the City of New York in the State of New York.
(c)TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO AND EACH NOTEHOLDER BY ACCEPTANCE OF A NOTE IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION PROCEEDING OR COUNTERCLAIM BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS INDENTURE, ANY OTHER DOCUMENT IN CONNECTION HEREWITH OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.
Section 12.15    Electronic Signatures and Counterparts. This Indenture shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC, in each case to the extent applicable. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any electronic signature or faxed, scanned, or photocopied manual signature of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. Notwithstanding the foregoing, with respect to any notice provided for in this Indenture or any instrument required or permitted to be delivered hereunder, any party hereto receiving or relying upon such notice or instrument shall be entitled to request execution thereof by original manual signature as a condition to the effectiveness thereof.
Section 12.16    Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, the Issuer shall effect such recording at its expense in compliance with an Opinion of Counsel to the effect that such recording is necessary either for the protection of the Noteholders or any other person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture or any other Transaction Document.
Section 12.17    Further Assurances. The Issuer agrees to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Indenture Trustee to effect more fully the purposes of this Indenture, including, without limitation, the execution of any financing statements or continuation statements relating to the Trust Estate for filing under the provisions of the UCC of any applicable jurisdiction.
Section 12.18    No Bankruptcy Petition Against the Issuer. The Indenture Trustee agrees (and each Noteholder by its acceptance of a Note shall be deemed to agree) that, prior to the date that is one year and one day after the payment in full of all amounts payable with respect to the Notes, it will not institute against the Issuer, or join any other Person in instituting against the Issuer, any Insolvency Proceeding or other Proceedings under the laws of the United States or any State of the United States. This Section 12.18 shall survive the termination of this Indenture.
Section 12.19    Rule 15Ga-1 Compliance.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(a)To the extent a Responsible Officer of the Indenture Trustee receives a demand for the repurchase of a Solar Asset owned by a Non-Tax Equity Project Company based on a breach of a representation or warranty made by the Depositor of such Solar Asset (each, a "Demand"), the Indenture Trustee agrees (i) if such Demand is in writing, promptly to forward such Demand to the Depositor, the Transaction Manager and the Issuer, and (ii) if such Demand is oral, to instruct the requesting party to submit such Demand in writing to the Indenture Trustee and the Issuer.
(b)In connection with the repurchase of a Solar Asset owned by a Non-Tax Equity Project Company pursuant to a Demand, any dispute with respect to a Demand, or the withdrawal or final rejection of a Demand by the Depositor of such Solar Asset, the Indenture Trustee agrees, to the extent a Responsible Officer of the Indenture Trustee has actual knowledge thereof, promptly to notify the Issuer, the Manager and the Depositor, in writing.
(c)The Indenture Trustee will (i) notify the Issuer, the Transaction Manager and the Depositor as soon as practicable and in any event within three Business Days of the receipt thereof and in the manner set forth in Exhibit D hereof, of all Demands and provide to the Issuer any other information reasonably requested to facilitate compliance by it with Rule 15Ga-1 under the Exchange Act ("Rule 15Ga-1 Information"), and (ii) if requested in writing by the Issuer or the Depositor, provide a written certification no later than ten days following any calendar quarter or calendar year that the Indenture Trustee has not received any Demands for such period, or if Demands have been received during such period, that the Indenture Trustee has provided all the information reasonably requested under clause (i) above with respect to such Demands. For purposes of this Indenture, references to any calendar quarter shall mean the related preceding calendar quarter ending in January, April, July and October, as applicable. The Indenture Trustee has no duty or obligation to undertake any investigation or inquiry related to any repurchases of Solar Assets, or otherwise assume any additional duties or responsibilities, other than those express duties or responsibilities of the Indenture Trustee hereunder or under the Transaction Documents, and no such additional obligations or duties are otherwise implied by the terms of this Indenture. The Issuer has full responsibility for compliance with all related reporting requirements associated with the transaction completed by the Transaction Documents and for all interpretive issues regarding this information.
Section 12.20    Multiple Roles. The parties expressly acknowledge and consent to Wilmington Trust, National Association, acting in the multiple roles of Indenture Trustee and Transaction Transition Manager. Wilmington Trust, National Association may, in such capacities, discharge its separate functions fully, without hindrance or regard to conflict of interest principles or other breach of duties to the extent that any such conflict or breach arises from the performance by Wilmington Trust, National Association of express duties set forth in this Indenture in any of such capacities, all of which defenses, claims or assertions are hereby expressly waived by the other parties hereto except in the case of negligence (other than errors in judgment), bad faith or willful misconduct by Wilmington Trust, National Association.
Section 12.21    PATRIOT Act. The parties hereto acknowledge that in accordance with the Customer Identification Program (CIP) requirements established under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Title III of Pub. L. 107 56 (signed into law October 26, 2001) and its implementing regulations (collectively, the "USA PATRIOT Act"), the Indenture Trustee in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

person or legal entity that establishes a relationship or opens an account with the Indenture Trustee. Each party hereby agrees that it shall provide the Indenture Trustee with such information as the Indenture Trustee may request from time to time in order to comply with any applicable requirements of the Patriot Act.
Article XIII

Termination
Section 13.01    Termination of Indenture.
(a)This Indenture shall terminate on the Termination Date. The Servicer shall promptly notify the Indenture Trustee in writing of any prospective termination pursuant to this Article XIII.
(b)Notice of any prospective termination (other than pursuant to Section 6.01(a) with respect to Voluntary Prepayments in full), specifying the Payment Date for payment of the final payment and requesting the surrender of the Notes for cancellation, shall be given promptly by the Indenture Trustee by letter to the Noteholders as of the applicable Record Date and the Rating Agency upon the Indenture Trustee receiving written notice of such event from the Issuer or the Transaction Manager. The Issuer or the Transaction Manager shall give such notice to the Indenture Trustee not later than the 5th day of the month of the final Payment Date describing (i) the Payment Date upon which final payment of the Notes shall be made, (ii) the amount of any such final payment, and (iii) the location for presentation and surrender of the Notes. Surrender of the Notes shall be a condition of payment of such final payment.
[Signature Page Follows]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

In Witness Whereof, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed as of the day and year first above written.

Sunnova SOL VIII Issuer, LLC, as Issuer

By s/Eric Williams .
Name: Eric Williams Title: Executive Vice President, Chief Financial Officer

Wilmington Trust, National Association, as Indenture Trustee

By s/Clarice Wright .
Name: Clarice Wright
Title: Vice President

Agreed and Acknowledged:

Sunnova TE Management, LLC
as Transaction Manager
By s/Eric Williams .
Name:    Eric Williams
Title:     Executive Vice President, Chief Financial Officer
Sunnova Energy Corporation
with respect to Section 5.09
By s/Eric Williams .
Name:    Eric Williams
Title:     Executive Vice President, Chief Financial Officer
Signature Page to Sunnova 2024-3 Indenture
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Annex A

Standard Definitions

[see attached]

A-1
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Annex A
Standard Definitions
Rules of Construction. In these Standard Definitions and with respect to the Transaction Documents (as defined below), (a) the meanings of defined terms are equally applicable to the singular and plural forms of the defined terms, (b) in any Transaction Document, the words "hereof," "herein," "hereunder" and similar words refer to such Transaction Document as a whole and not to any particular provisions of such Transaction Document, (c) any subsection, Section, Article, Annex, Schedule and Exhibit references in any Transaction Document are to such Transaction Document unless otherwise specified, (d) the term "documents" includes any and all documents, instruments, agreements, certificates, indentures, notices and other writings, however evidenced (including electronically), (e) the term "including" is not limiting and (except to the extent specifically provided otherwise) shall mean "including (without limitation)", (f) unless otherwise specified, in the computation of periods of time from a specified date to a later specified date, the word "from" shall mean "from and including," the words "to" and "until" each shall mean "to but excluding," and the word "through" shall mean "to and including", (g) the words "may" and "might" and similar terms used with respect to the taking of an action by any Person shall reflect that such action is optional and not required to be taken by such Person, and (h) references to an agreement or other document include references to such agreement or document as amended, restated, reformed, supplemented and/or otherwise modified in accordance with the terms thereof.
"17g-5 Website" means a website required to be maintained under Rule 17g-5.
"1940 Act" means the Investment Company Act of 1940, as amended, including the rules and regulations thereunder.
"Account Property" means the Accounts and all proceeds of the Accounts, including, without limitation, all amounts and investments held from time to time in any Account (whether in the form of deposit accounts, book-entry securities, uncertificated securities, security entitlements (as defined in Section 8-102(a)(17) of the UCC as enacted in the State of New York), financial assets (as defined in Section 8-102(a)(9) of the UCC), or any other investment property (as defined in Section 9-102(a)(49) of the UCC)).
"Accountant's Report" has the meaning set forth in Section 4.3(a) of the Transaction Management Agreement.
"Accounts" means collectively, the Collection Account, the Liquidity Reserve Account and the Supplemental Reserve Account.
"Acknowledgment" means, with respect to the Project Company, an agreement entered into among the Tax Equity Investor Member, the Managing Member and the Indenture Trustee whereby the Tax Equity Investor Member consents to (i) the transfers from the Original
A-2
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Managing Member Owner of the membership interests of the Managing Member through various intermediary entities to the Issuer, (ii) the pledge by (a) the Issuer of the Managing Member Membership Interest and all proceeds thereof and (b) the Managing Member of the Class B membership interests and any proceeds thereof, in each case, to the Indenture Trustee for the benefit of the Noteholders, (iii) the right, but not the obligation, of the Indenture Trustee, upon the direction of the requisite Noteholders pursuant to the Indenture, to exercise its rights and remedies in respect of its security interest in all or any portion of such membership interests, (iv) any direct or indirect transfer of such membership interests by the Indenture Trustee to a subsequent owner resulting from the exercise of remedies by the Indenture Trustee, and (v) any subsequent assignment of all or any portion of such membership interests by such subsequent owner upon and after the exercise of remedies by the Indenture Trustee, in each case, without any further approval of, consent by, or other action by or of the Tax Equity Investor Member; provided that the Designated Transfer Restrictions are satisfied in respect of any transfer described in clauses (iv) and (v) above.
"Acquisition Price" has the meaning set forth in the Managing Member Contribution Agreement.
"Act" has the meaning set forth in Section 12.03 of the Indenture.
"Additional Principal Amount" means:
(i)with respect to any Payment Date (other than any dates falling within the conditions of clauses (ii) or (iii) below), an amount equal to 65% of all Available Funds remaining after payment of clauses (i) through (ix) of the Priority of Payments; and
(ii)with respect to the first Payment Date occurring after a Special O&M Manager Event has commenced, an amount equal to 75% of all Available Funds remaining after payment of clauses (i) through (ix) of the Priority of Payments; and
(iii)with respect to any subsequent Payment Date until the Payment Date immediately following the Collection Period in which the Special O&M Manager Event no longer exists, an amount equal to 100% of all Available Funds remaining after payment of clauses (i) through (ix) of the Priority of Payments.
"Administrative Services" means the specified administrative services required to be performed by the Project Company Servicer pursuant to the terms of the Project Company Servicing Agreement.
"Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, a Person shall be deemed to "control" another Person if the controlling Person owns 5% or more of any class of voting securities of the controlled Person or possesses, directly or
A-3
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. For the avoidance of doubt, the Tax Equity Investor Member is deemed not to be an Affiliate of the Project Company solely as a result of owning a membership interest in the Project Company.
"Aggregate Discounted Solar Asset Balance" means, as of any date of determination, the sum of the Discounted Solar Asset Balances of all Solar Assets as of such date of determination.
"Aggregate Outstanding Note Balance" means, as of any date of determination, the sum of the Outstanding Note Balances of all Classes of Notes.
"Allocated Services Provider Fee" means for a Solar Asset, the product of (1) 1/12, (2) the DC kW of installed nameplate capacity of the related PV System and (3) the Allocated Services Provider Fee Base Rate.
"Allocated Services Provider Fee Base Rate" means, with respect to a Solar Asset, an amount equal to (i) $[***] plus (ii)(x) if the Solar Asset has Energy Storage Systems and is not subject to a New Home Solar Service Agreement, the quotient of (a) $[***] divided by (b) the DC kW of installed nameplate capacity of the related PV System or (y) if the Solar Asset has Energy Storage Systems and the Solar Asset is subject to a New Home Solar Service Agreement, the quotient of (a) $[***] divided by (b) the DC kW of installed nameplate capacity of the related PV System, and on July 31 of each year (or if any such day is not a Business Day, the next succeeding Business Day) commencing in July 2025 the fees described in clause (i) and (ii) shall each be increased by [***]%.
"Ancillary Solar Service Agreement" means, in respect of each Host Customer Solar Asset, all agreements and documents ancillary to the Solar Service Agreement associated with such Host Customer Solar Asset, which are entered into with a Host Customer in connection therewith.
"Anticipated Repayment Date" means the Payment Date occurring in July 2033.
"Applicable Law" means all applicable laws of any Governmental Authority, including, without limitation, laws relating to consumer leasing and protection and any ordinances, judgments, decrees, injunctions, writs and orders or like actions of any Governmental Authority and rules and regulations of any federal, regional, state, county, municipal or other Governmental Authority.
"Attached Home" means a duplex or triplex, townhome, condo or manufactured or modular home that is an improvement to real property.
“Approving Noteholders” means, (i) at any time until the date (on and including) 180 days from the Closing Date, the Purchasers party to the Note Purchase Agreement who are Noteholders as of such time and (ii) after the date 180 days after the Closing Date, the Majority Noteholders of the Controlling Class.
A-4
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

"Authorized Officer" means, with respect to any Person, the Chairman, Co-Chairman or Vice Chairman of the Board of Directors, the President, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer or any other authorized officer of the Person who is authorized to act for the Person and whose name appears on a list of such authorized officers furnished by the Person to the Indenture Trustee (containing the specimen signature of such officers), as such list may be amended or supplemented from time to time.
"Available Funds" means, with respect to any Payment Date, the aggregate Managing Member Distributions, together with (i) earnings on Eligible Investments, (ii) amounts deposited by the Depositor pursuant to the Managing Member Contribution Agreement, or the Performance Guarantor pursuant to the Performance Guaranty, (iii) amounts transferred from the Supplemental Reserve Account or the Liquidity Reserve Account (including in each case, proceeds of a draw on a Letter of Credit that have been deposited into either such account), (iv) all distributions made by the Project Company to the Issuer upon the Managing Members' acquisition of the Tax Equity Investor Member's membership interest in the Project Company, (v) if a Voluntary Prepayment Date is the same date as a Payment Date, amounts received in connection with a Voluntary Prepayment, in each case on deposit in the Collection Account, (vi) any Equity Cure Payment made by Sunnova Energy during a Potential Equity Cure Event on deposit in the Collection Account, (vii) any SREC Proceeds (to the extent the Transaction Manager has not withdrawn such SREC Proceeds from the Collection Account prior to the related Determination Date), PBI Payments and TREC Payments on deposit in the Collection Account and (viii) deposits made to the Collection Account by the Transaction Manager pursuant to the Transaction Management Agreement; provided, however, that any amounts due during a Collection Period but deposited into the Collection Account within ten (10) Business Days after the end of such Collection Period may, at the Transaction Manager's option upon notice to the Indenture Trustee, be treated as if such amounts were on deposit in the Collection Account as of the end of such prior Collection Period and if so treated, such amounts shall not be considered Available Funds for any other Payment Date. Additionally, Managing Member Distributions in respect of any Collection Period that are collected or distributed after a Collection Period but prior to the Determination Date related to the Payment Date for such Collection Period shall be deemed to be received or distributed during such Collection Period and shall constitute Available Funds for such Collection Period. For the avoidance of doubt, Host Customer Security Deposits on deposit in the Host Customer Deposit Account and Grid Services Net Revenue are not Available Funds.
"Bankruptcy Code" means the United States Bankruptcy Code, 11 U.S.C. Section 101, et seq., as amended.
"Benefit Plan Investor" has the meaning set forth in Section 2.07(b)(vi) of the Indenture.
"Bill Credit" means a service credit received by a Host Customer as a result of a failure of such Host Customer's PV System to generate the guaranteed or estimated energy for the applicable period in accordance with the related Production Guaranty or True-Up Obligation.
A-5
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

"Business Day" means any day other than (i) a Saturday or Sunday or any day which is a federal holiday, or (ii) a day on which banking institutions in New York City, the city in which the Transaction Manager is located, the city in which the Custodian administers the Custodial Agreement or the city in which the Corporate Trust Office of the Indenture Trustee is located are authorized or obligated by law or executive order to be closed.
"Buyout Right" means the right of a member of the Project Company to purchase the membership interests of the other member of the Project Company upon the occurrence of certain specified events under the Project Company LLCA.
"Calculation Date" means, with respect to any Payment Date, unless the context requires otherwise, the close of business on the last day of the related Collection Period.
"Call Date" means the earliest date on which the Purchase Option may be exercised.
"Certifications" has the meaning set forth in Section 4(d) of the Custodial Agreement.
"Class" means all of the Notes of a series having the same Rated Final Maturity, interest rate, priority of payments and designation.
"Class A Notes" means the 6.45% Class A Solar Asset Backed Notes, Series 2024-3 issued pursuant to the Indenture.
"Class B Deferred Interest" means, with respect to the Class B Notes and any Payment Date that occurs during a Sequential Interest Amortization Period when the Class A Notes are Outstanding, an amount equal to the sum of (i) interest accrued during the related Interest Accrual Period at the related Note Rate on the Outstanding Note Balance of the Class B Notes immediately prior to such Payment Date and (ii) the amount of unpaid Class B Deferred Interest from prior Payment Dates plus, to the extent permitted by law, interest thereon at the related Note Rate.
"Class B Notes" means the 8.78% Class B Solar Asset Backed Notes, Series 2024-3 issued pursuant to the Indenture.
"Closing Date" means October 18, 2024.
"Closing Date Certification" has the meaning set forth in Section 4(a) of the Custodial Agreement.
"Closing Date Delinquent Solar Asset" means a Host Customer Solar Asset for which the related Host Customer is more than 60 days past due on any portion of a contractual payment due under the related Solar Service Agreement on the Closing Date.
"Code" means the Internal Revenue Code of 1986, as amended, including any successor or amendatory statutes.
A-6
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

"Collection Account" has the meaning set forth in Section 5.01(a) of the Indenture.
"Collection Period" means, with respect to a January Payment Date, the immediately preceding three-month period beginning on and including October 1 and ending on and including December 31; with respect to an April Payment Date, the immediately preceding three-month period beginning on and including January 1 and ending on and including March 31; with respect to a July Payment date, the immediately preceding three-month period beginning on and including April 1 and ending on and including June 30 and with respect to an October Payment Date, the immediately preceding three-month period beginning on and including July 1 and ending on and including September 30. Notwithstanding the foregoing, the initial Collection Period will be the period from, but not including, the Initial Cut-Off Date through, and including, December 31, 2024.
"Consumer Protection Law" means all Applicable Laws and implementing regulations protecting the rights of consumers, including but not limited to those Applicable Laws enforced or administered by the Consumer Financial Protection Bureau, the Federal Trade Commission, and any other federal or state Governmental Authority (such as, by way of example, the California Department of Consumer Affairs) empowered with similar responsibilities.
"Controlling Class" means the Class A Notes until the Outstanding Note Balance thereof has been reduced to zero, then the Class B Notes.
"Conveyed Property" has the meaning set forth in the Managing Member Contribution Agreement.
"Corporate Trust Office" means the office of the Indenture Trustee at which its corporate trust business is administered, which office on the Closing Date will be for note transfer purposes and for purposes of presentment and surrender of the Notes for the final distributions thereon, as well as for all other purposes, Wilmington Trust, National Association, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration, or such other address as shall be designated by the Indenture Trustee in a written notice to the Issuer and the Transaction Manager.
"Credit and Underwriting Policy" means Sunnova Energy's standardized protocol and set policies to qualify potential customers.
"Cumulative Default Percentage" means, for any Determination Date, the quotient (expressed as a percentage) of (i) the sum of the applicable Discounted Solar Asset Balance of each Host Customer Solar Asset (other than any Non-Advanced Solar Asset or Closing Date Delinquent Solar Assets) and TREC that became a Defaulted Solar Asset since the Closing Date other than any Defaulted Solar Assets that are replaced with Qualified Substitute Solar Assets at least three (3) Business Days prior to the related Determination Date (such Discounted Solar Asset Balance) measured immediately prior to the Host Customer Solar Asset becoming a Defaulted Solar Asset; divided by (ii) the Aggregate Discounted Solar Asset Balance as of the Closing Date.
A-7
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

"Custodial Agreement" means that certain custodial agreement, dated as of the Closing Date, among the Custodian, the Transaction Manager, the Indenture Trustee and the Issuer.
"Custodian" means U.S. Bank as custodian of the Custodian Files pursuant to the terms of the Custodial Agreement, and its permitted successors and assigns.
"Custodian Fee" means, for each Payment Date, other than the First Payment date, (in accordance with and subject to the Priority of Payments) an amount equal to $[***]. With respect to the First Payment Date, an amount equal to $[***].
"Custodian File" means (i) a PDF copy of the related Solar Service Agreement executed by a Host Customer, including any amendments thereto, provided that if an amendment to a Solar Service Agreement is not fully executed, the Custodian File shall only be deemed to contain such Solar Service Agreement without giving effect to such amendment, (ii) to the extent not incorporated within the related Solar Service Agreement, a fully executed copy of the related Production Guaranty and/or Customer Warranty Agreement, if any, (iii) an executed electronic copy of the related Interconnection Agreement to which Sunnova Energy is a party, if any, (iv) an executed copy of the related Net Metering Agreement, if any, to which Sunnova Energy is a party, if separate from the Interconnection Agreement, (v) documents evidencing Permits to operate the related PV System and, if applicable, Energy Storage System, if any, (vi) an executed copy of the related Payment Facilitation Agreement, if any, (vii) all customer information with respect to ACH payments, if any, and (viii) any other documents the Project Company Manager routinely keeps on file, in accordance with its customary procedures, relating to such Solar Asset or the related Host Customer, which may include PTO Documentation, as applicable, or Rebates, if any. For purposes of clause (i) of this definition, "executed by a Host Customer" does not require the signature of any co-owner.
"Customer Warranty Agreement" means (a) with respect to a PV System and, if applicable, an Energy Storage System, any separate warranty agreement provided by Sunnova Energy to a Host Customer (which may be an exhibit to a Solar Service Agreement) in connection with the performance and installation of the related PV System and, if applicable, Energy Storage System (which, in the case of a PV System, may include a Production Guaranty); and (b) with respect to an Energy Storage System, any separate warranty agreement provided by Sunnova Energy to a Host Customer pursuant to which Sunnova Energy or its agents have agreed to repair or replace an Energy Storage System in accordance with the terms of the Manufacturer's Warranty attached to such agreement.
"Cut-Off Date" means the Initial Cut-Off Date or a Subsequent Cut-Off Date, as applicable.
"Dealer" means a third party with whom the Originator or any of its affiliates contracts to source potential customers and to design, install and service PV Systems and/or Energy Storage Systems.
"Dealer Warranty" means a Dealer's workmanship warranty under which the Dealer is obligated, at its sole cost and expense, to correct defects in its installation work for a period of at
A-8
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

least ten years and provide a roof warranty of at least five years, in each case, from the date of installation.
"Default" means any event which results, or which with the giving of notice or the lapse of time or both would result, in an Event of Default or a Transaction Manager Termination Event.
"Defaulted Solar Asset" means (i) in the case of a Host Customer Solar Asset, (A) the related Host Customer is more than 120 days past due on any portion of a contractual payment due under the related Solar Service Agreement and (B) the related Solar Service Agreement has not been brought current or the related PV System and, if applicable, Energy Storage System has not been removed and/or the related Solar Service Agreement re-assigned (or a replacement Solar Service Agreement executed) within 240 days after the end of such 120 day period; provided that, for the avoidance of doubt, any past due amounts owed by an original Host Customer after reassignment to or execution of a replacement Solar Service Agreement with a new Host Customer will not cause the Host Customer Solar Asset to be deemed to be a Defaulted Solar Asset and (ii) in the case of a TREC, (A) the TREC Obligor is more than 60 days past due on any portion of amounts due under such TREC or (B) the related TREC is terminated without payment for any reason.
"Defective Solar Asset" means a Designated Solar Asset with respect to which it is determined by the Indenture Trustee (acting at the written direction of the Majority Noteholders of the Controlling Class) or the Transaction Manager, at any time, that the Depositor or the Issuer breached one or more of the applicable representations or warranties regarding eligibility of such Solar Asset contained in Exhibit A to the Managing Member Contribution Agreement as of the related Cut-Off Date (or as of the Closing Date or related Transfer Date, as so provided in Exhibit A to the Managing Member Contribution Agreement), which breach has a material adverse effect on the Noteholders and has not been cured within the applicable grace period or waived by the Majority Noteholders of the Controlling Class.
"Deferred Post-ARD Additional Note Interest" has the meaning set forth in Section 2.03(c) of the Indenture.
"Delivery" when used with respect to Account Property means:
    (i)(A)    with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-102(a)(47) of the UCC, transfer thereof:
    (1)    by physical delivery to the Indenture Trustee, indorsed to, or registered in the name of, the Indenture Trustee or its nominee or indorsed in blank;
    (2)    by the Indenture Trustee continuously maintaining possession of such instrument; and
    (3)    by the Indenture Trustee continuously indicating by book-entry that such instrument is credited to the related Account;
A-9
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

    (B)    with respect to a "certificated security" (as defined in Section 8-102(a)(4) of the UCC), transfer thereof:
    (1)    by physical delivery of such certificated security to the Indenture Trustee, provided that if the certificated security is in registered form, it shall be indorsed to, or registered in the name of, the Indenture Trustee or indorsed in blank;
    (2)    by the Indenture Trustee continuously maintaining possession of such certificated security; and
    (3)    by the Indenture Trustee continuously indicating by book-entry that such certificated security is credited to the related Account;
    (C)    with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book entry regulations, the following procedures, all in accordance with Applicable Law, including applicable federal regulations and Articles 8 and 9 of the UCC, transfer thereof:
    (1)    by (x) book-entry registration of such property to an appropriate book-entry account maintained with a Federal Reserve Bank by a securities intermediary which is also a "depositary" pursuant to applicable federal regulations and issuance by such securities intermediary of a deposit advice or other written confirmation of such book-entry registration to the Indenture Trustee of the purchase by the securities intermediary on behalf of the Indenture Trustee of such book-entry security; the making by such securities intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Indenture Trustee and continuously indicating that such securities intermediary holds such book-entry security solely as agent for the Indenture Trustee or (y) continuous book-entry registration of such property to a book-entry account maintained by the Indenture Trustee with a Federal Reserve Bank; and
    (2)    by the Indenture Trustee continuously indicating by book-entry that property is credited to the related Account;
    (D)    with respect to any asset in the Accounts that is an "uncertificated security" (as defined in Section 8-102(a)(18) of the UCC) and that is not governed by clause (C) above or clause (E) below:
    (1)    transfer thereof:
    (a)    by registration to the Indenture Trustee as the registered owner thereof, on the books and records of the issuer thereof; or
    (b)    by registration to another Person (not a securities intermediary) who either becomes the registered owner of the uncertificated security on behalf of the Indenture Trustee, or having become the registered owner, acknowledges that it holds for the Indenture Trustee; or
A-10
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

    (2)    the issuer thereof has agreed that it will comply with instructions originated by the Indenture Trustee with respect to such uncertificated security without further consent of the registered owner thereof; or
    (E)    in the case of each security in the custody of or maintained on the books of a clearing corporation (as defined in Section 8-102(a)(5) of the UCC) or its nominee, by causing:
    (1)    the relevant clearing corporation to credit such security to a securities account of the Indenture Trustee at such clearing corporation; and
    (2)    the Indenture Trustee to continuously indicate by book-entry that such security is credited to the related Account;
    (F)    with respect to a "security entitlement" (as defined in Section 8-102(a)(17) of the UCC) to be transferred to or for the benefit of a collateral agent and not governed by clauses (C) or (E) above: if a securities intermediary (1) indicates by book entry that the underlying "financial asset" (as defined in Section 8-102(a)(9) of the UCC) has been credited to be the Indenture Trustee's "securities account" (as defined in Section 8-501(a) of the UCC), (2) receives a financial asset from the Indenture Trustee or acquires the underlying financial asset for the Indenture Trustee, and in either case, accepts it for credit to the Indenture Trustee's securities account or (3) becomes obligated under other law, regulation or rule to credit the underlying financial asset to the Indenture Trustee's securities account, the making by the securities intermediary of entries on its books and records continuously identifying such security entitlement as belonging to the Indenture Trustee; and continuously indicating by book-entry that such securities entitlement is credited to the Indenture Trustee's securities account; and by the Indenture Trustee continuously indicating by book-entry that such security entitlement (or all rights and property of the Indenture Trustee representing such securities entitlement) is credited to the related Account; and/or
    (ii)    In the case of any such asset, such additional or alternative procedures as are now or may hereafter become appropriate to effect the complete transfer of ownership of, or control over, any such assets in the Accounts to the Indenture Trustee free and clear of any adverse claims, consistent with changes in Applicable Law or the interpretation thereof.
In each case of Delivery contemplated by the Indenture, the Indenture Trustee shall make appropriate notations on its records, and shall cause the same to be made on the records of its nominees, indicating that securities are held in trust pursuant to and as provided in the Indenture.
"Depositor" means Sunnova SOL VIII Depositor, LLC, a Delaware limited liability company.
"Depositor Financing Statement" means a UCC-1 financing statement naming the Issuer as the secured party and the Depositor as debtor.
A-11
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

"Designated Solar Asset" means, as of the Closing Date (with respect to the Initial Solar Assets) and as of the Transfer Date (with respect to any Qualified Substitute Solar Assets), the Solar Assets (other than those Solar Assets identified on the Schedule of Solar Assets as Non-Advanced Solar Assets or Closing Date Delinquent Solar Assets) listed on the Schedule of Solar Assets.
"Designated Transfer Restrictions" means, for the Project Company, the restrictions on the transfer of the Managing Member Membership Interest and the related membership interests in the Project Company, as set forth in the Project Company LLCA.
"Determination Date" means, with respect to any Payment Date, the close of business on the third Business Day prior to such Payment Date, beginning in January 2025.
"Discount Rate" means 6.00%.
"Discounted Solar Asset Balance" means, as of any date of determination, (i) with respect to a Host Customer Solar Asset, an amount equal to the present value of the remaining and unpaid stream of Net Scheduled Payments for such Host Customer Solar Asset on or after such date of determination, based upon discounting such Net Scheduled Payments to such date of determination at an annual rate equal to the Discount Rate and (ii) with respect to a TREC, an amount equal to the present value of the remaining and unpaid stream of Projected TREC Payments for such TREC on or after such date of determination, based upon discounting such Projected TREC Payments to such date of determination at an annual rate equal to the Discount Rate; provided, however, that in the case of the foregoing, any Non-Advanced Solar Asset, Defective Solar Asset, Defaulted Solar Asset or Terminated Host Customer Solar Asset, as applicable, will be deemed to have a Discounted Solar Asset Balance equal to zero ($0); provided, further, that in the case of a Qualified Substitute Solar Asset, the Discounted Solar Asset Balance for such Qualified Substitute Solar Asset will be equal to the present value of the remaining and unpaid stream of Net Scheduled Payments for such Host Customer Solar Asset for the period beginning on such date of determination and ending on the earlier of (A) the Rated Final Maturity and (B) the date of the last Net Scheduled Payment for such Host Customer Solar Asset based upon discounting such Net Scheduled Payments to such date of determination at an annual rate equal to the Discount Rate. Prepaid Solar Service Agreements and Closing Date Delinquent Solar Assets may have a negative Discounted Solar Asset Balance because of allocation of a pro rata share of certain costs to such Solar Service Agreements.
"Disposition" means any direct or indirect sale, transfer, assignment or other disposition.
"Distributable Cash" means, with respect to the Project Company, "Distributable Cash" as set forth in the Project Company LLCA.
"Distribution Date" means the fifteenth (15th) day after the last day of any calendar quarter.
"Dollars", "$", "U.S. Dollars" or "U.S. $" shall mean (a) United States dollars or (b) denominated in United States dollars.
A-12
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

"DSCR" means for any Determination Date an amount equal to:
(i)    (a) the sum of (1) the aggregate Host Customer Payments received during the related Collection Period (excluding (x) any amounts paid by the related Host Customer associated with the prepayment or buyout of expected future cash flows for future Collection Periods and (y) the sum of (I) any amounts paid by the related Host Customer in respect of sales, use or property taxes and (II) any amounts received by the Project Company in respect of SREC Proceeds, tax refunds, rebates or credit received in the related Collection Period), (2) the aggregate PBI Payments and TREC Payments received during the related Collection Period, and (3) the portion of Insurance Proceeds received during the related Collection Period in respect of lost Host Customer Payments, PBI Payments, TREC Payments or business interruption insurance; provided, however, that any amounts due during a Collection Period but deposited into the Collection Account within ten (10) Business Days after the end of such Collection Period may, at the Transaction Manager's option upon notice to the Indenture Trustee, be treated as if such amounts were on deposit in the Collection Account as of the end of such prior Collection Period and if so treated, such amounts shall not be considered received during any other Collection Period; minus (b) the sum of (1) the aggregate Project Company Expenses paid or reserved for during the related Collection Period with respect to the Project Company, (2) the Tax Equity Investor Distributions in respect of the related Collection Period, (3) the aggregate indemnity payments, if any, paid or reserved for by the Managing Member to the Tax Equity Investor Member (without duplication of any amounts distributed to the Tax Equity Investor Member as a result of the occurrence of a Limited Step-up Event), in respect of the related Collection Period (other than to the extent paid from proceeds of the Tax Loss Insurance Policy), and (4) the sum of the Transaction Manager Fee, the Transaction Transition Manager Fee, the Custodian Fee and the Indenture Trustee Fee, in each case payable on the related Payment Date, divided by
(ii)     the Total Debt Service for the related Payment Date.
Upon timely payment and deposit of the Equity Cure Payment into the Collection Account, the Equity Cure Payment shall be added to the sum specified in clause (i)(A) of the definition of "DSCR" for purposes of calculating the DSCR as of the applicable Determination Date.
"Early Amortization Period" means the period commencing on any Determination Date if (in each case, except during the continuance of a Sequential Interest Amortization Period):
(i)    the DSCR is less than or equal to 1.15 for such Determination Date and the immediately preceding Determination Date;
(ii)    the insurance required to be maintained by the Project Company under the Project Company LLCA is not in effect; or
(iii)    on any date after the Anticipated Repayment Date, the Aggregate Outstanding Note Balance is greater than zero.
A-13
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

An Early Amortization Period of the type described in clause (i) shall continue until the DSCR is greater than 1.15 for two (2) consecutive Determination Dates. An Early Amortization Period of the type described in clause (ii) shall continue until all insurance required to be maintained by the Project Company under the Project Company LLCA is in effect. An Early Amortization Period of the type described in clause (iii) will continue until the Aggregate Outstanding Note Balance has been reduced to zero.
"Electronic Copy" means the electronic form into which Sunnova Energy, in the ordinary course of its business and in compliance with its document storage policy, originates in an electronic form or converts into an electronic form all Solar Service Agreements, PBI Documents and Lease Agreements.
"Eligible Account" means either (i) a segregated trust account or accounts maintained with an institution whose deposits are insured by the Federal Deposit Insurance Corporation, the unsecured and uncollateralized long-term debt obligations of which institution shall be rated investment grade or higher by S&P and the short-term debt obligations of which are at least investment grade by S&P, and which is (A) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (B) an institution duly organized, validly existing and in good standing under the applicable banking laws of any State, (C) a national banking association duly organized, validly existing and in good standing under the federal banking laws or (D) a subsidiary of a bank holding company, and as to which the Rating Agency has indicated that the use of such account shall not cause the withdrawal of its rating on any Notes, (ii) a segregated trust account or accounts maintained with the trust department of a federal or State chartered depository institution, having capital and surplus of not less than $[***], acting in its fiduciary capacity, and acceptable to the Rating Agency or (iii) with respect to the Host Customer Deposit Account, JPMorgan Chase Bank, N.A.
"Eligible Investments" means any one or more of the following obligations or securities:
    (i)    (A) direct interest-bearing obligations of, and interest-bearing obligations guaranteed as to payment of principal and interest by, the United States or any agency or instrumentality of the United States the obligations of which are backed by the full faith and credit of the United States; (B) direct interest-bearing obligations of, and interest-bearing obligations guaranteed as to payment of principal and interest by, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, but only if, at the time of investment, such obligations are assigned the highest credit rating by S&P; and (C) evidence of ownership of a proportionate interest in specified obligations described in (A) and/or (B) above;
    (ii)    demand, time deposits, money market deposit accounts, certificates of deposit of, and federal funds sold by, depository institutions or trust companies (including the Indenture Trustee acting in its commercial capacity) incorporated under the laws of the United States of America or any State thereof (or domestic branches of foreign banks), subject to supervision and examination by federal or state banking or depository institution authorities, and having, at the time of the Issuer's investment or contractual commitment to invest therein, a short term unsecured debt rating of "[***]" by S&P, or
A-14
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

such lower rating as will not result in the downgrading, qualification or withdrawal of the rating on any Note by the Rating Agency;
    (iii)    securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any State thereof which have a rating of no less than "[***]" by S&P and a maturity of no more than 365 days;
    (iv)    commercial paper (including both non-interest bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the closing date thereof) of any corporation (other than the Issuer, but including the Indenture Trustee, acting in its commercial capacity), incorporated under the laws of the United States of America or any State thereof, that, at the time of the investment or contractual commitment to invest therein, a rating of "[***]" by the S&P, or such lower rating as will not result in the downgrading, qualification or withdrawal of the rating on any Note by the Rating Agency;
    (v)    money market mutual funds, including, without limitation, those of the Indenture Trustee or any Affiliate thereof, or any other mutual funds registered under the 1940 Act which invest only in other Eligible Investments, having a rating, at the time of such investment, in the highest rating category by S&P, including any fund for which the Indenture Trustee, or an Affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (A) the Indenture Trustee or an affiliate thereof, charges and collects fees and expenses from such funds for services rendered, (B) the Indenture Trustee or an affiliate thereof, charges and collects fees and expenses for services rendered under the Transaction Documents and (C) services performed for such funds and pursuant to the Transaction Documents may converge at any time;
    (vi)    money market deposit accounts, demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall be rated "[***]" by S&P;
    (vii)    any investment approved in writing by the Issuer, and with respect to which the Issuer provides written evidence that such investment will not result in a downgrading, qualification or withdrawal of the rating on any Note by the Rating Agency;
    (viii)    repurchase agreements with respect to obligations of, or guaranteed as to principal and interest by, the United States of America or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States of America; provided, however, that the unsecured obligations of the party agreeing to
A-15
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

repurchase such obligations at the time have a credit rating of no less than the [***] by S&P; and
    (ix)    any investment agreement (including guaranteed investment certificates, forward delivery agreements, repurchase agreements or similar obligations) with an entity which on the date of acquisition has a credit rating of no less than the [***] by S&P.
The Indenture Trustee, or an Affiliate thereof may charge and collect such fees from such funds as are collected customarily for services rendered to such funds (but not to exceed investments earnings thereon).
The Indenture Trustee may purchase from or sell to itself or an Affiliate, as principal or agent, the Eligible Investments listed above. All Eligible Investments in an Account shall be made in the name of the Indenture Trustee for the benefit of the Noteholders.
"Eligible Letter of Credit Bank" means a financial institution having total assets in excess of $[***] and with a long term rating of at least "[***]" by S&P and a short term rating of at least "[***]" by S&P.
"Eligible Solar Asset" means a Designated Solar Asset meeting, as of the related Cut-Off Date (or as of the Closing Date or related Transfer Date where so provided), all of the requirements set forth in Exhibit A of the Managing Member Contribution Agreement.
"Energy Storage System" means an energy storage system capable of delivering electricity to the location where installed without regard to connection to or operability of the electric grid in such location and to be used in connection with a PV System, including all equipment related thereto (including any battery management system, wiring, conduits and any replacement or additional parts included from time to time).
"Equity Cure Payment" has the meaning set forth in Section 5.07(a) of the Indenture.
"ERISA" has the meaning set forth in Section 2.07(b)(vi) of the Indenture.
"Event of Default" has the meaning set forth in Section 9.01 of the Indenture.
"Event of Loss" means, with respect to a PV System or Energy Storage System, a loss that is deemed to have occurred with respect to a PV System or Energy Storage System if such PV System or Energy Storage System, as applicable, is damaged or destroyed by fire, theft or other casualty and such PV System or Energy Storage System, as applicable, has become inoperable because of such event.
"Exchange Act" means the Securities Exchange Act of 1934, as amended.
"Existing Home Lease Agreement" means a Lease Agreement that is not a New Home Solar Service Agreement.
A-16
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

"FATCA" means Sections 1471 through 1474 of the Code, official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreements entered into in connection with any of the foregoing and any fiscal or regulatory legislation, rules or practices adopted pursuant to any such intergovernmental agreement, and any amendments made to any of the foregoing after the Closing Date.
"FATCA Withholding Tax" means any withholding or deduction made pursuant to FATCA in respect of any payment.
"Financing Statements" means, collectively, the Sunnova Intermediate Holdings Financing Statement, the Sunnova SOL VIII Holdings Financing Statement, the Sunnova SOL VIII Investor Financing Statement, the Depositor Financing Statement, the Issuer Financing Statement, and the Managing Member Financing Statement.
"First Payment Date" means the Payment Date occurring in January 2025.
"Flip Date" means the date after which the proportion of Distributable Cash distributable to the Tax Equity Investor Member in the Project Company is reduced pursuant to the Project Company LLCA.
"Force Majeure Event" means any event or circumstances beyond the reasonable control of and without the fault or negligence of the Person claiming Force Majeure. It shall include, without limitation, failure or interruption of the production, delivery or acceptance of electricity due to: an act of god; war (declared or undeclared); sabotage; riot; insurrection; civil unrest or disturbance; military or guerilla action; terrorism; economic sanction or embargo; civil strike, work stoppage, slow-down, or lock-out; explosion; fire; epidemic; pandemic; earthquake; abnormal weather condition or actions of the elements; hurricane; flood; lightning; wind; drought; the binding order of any Governmental Authority (provided that such order has been resisted in good faith by all reasonable legal means); the failure to act on the part of any Governmental Authority (provided that such action has been timely requested and diligently pursued); unavailability of electricity from the utility grid, equipment, supplies or products (but not to the extent that any such availability of any of the foregoing results from the failure of the Person claiming Force Majeure to have exercised reasonable diligence); and failure of equipment not utilized by or under the control of the Person claiming Force Majeure.
"GAAP" means (i) generally accepted accounting principles in the United States of America as in effect from time to time, consistently applied and (ii) upon mutual agreement of the parties, internationally recognized generally accepted accounting principles, consistently applied.
"Governmental Authority" means any national, State or local government (whether domestic or foreign), any political subdivision thereof or any other governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, body, agency, bureau or entity, (including any zoning authority, the Federal Energy Regulatory Commission, the relevant State commissions, the Federal Deposit Insurance Corporation, the Comptroller of the Currency
A-17
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

or the Federal Reserve Board, any central bank or any comparable authority) or any arbitrator with authority to bind a party at law.
"Grant" means to pledge, create and grant a security interest in and with regard to property. A Grant shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including without limitation the immediate and continuing right to claim for, collect, receive and give receipts for principal and interest payments in respect of such collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything which the granting party is or may be entitled to do or receive thereunder or with respect thereto.
"Grid Services" means any grid services (including but not limited to resource adequacy, operating reserves and load relief), energy services (including but not limited to demand reduction, energy injection and energy consumption) and ancillary services (including but not limited to primary and secondary frequency response, frequency regulation and voltage support); provided however, Grid Services shall not include the sale of SRECs or the sale of energy to a Host Customer pursuant to the related Solar Service Agreement.
"Grid Services Agreement" has the meaning set forth in the definition of Payment Facilitation Agreement.
"Grid Services Customer Credit Amount" means an amount from the proceeds of Grid Services Revenue that is equal to any reduction, credit or discount provided in a Host Customer's invoiced bill in consideration of such Host Customer's participation or enrollment in a Grid Services program to the extent such reduction, credit or discount is not already accounted for in the base case model, as updated from time to time.
"Grid Services Net Revenue" means an amount equal to Grid Services Revenue, less any Grid Services Customer Credit Amounts.
"Grid Services Revenue" means payments or revenue received by the Project Company from the sale or provision of Grid Services from a PV System and/or Energy Storage System to public utilities, independent power producers, retail energy providers, regional transmission organizations, energy trading companies, or other entities from time to time.
"Highest Lawful Rate" has the meaning set forth in the Managing Member Contribution Agreement.
"Holder" means a Noteholder.
"Host Customer" means a customer under a Solar Service Agreement.
"Host Customer Deposit Account" means the segregated trust account to hold all Host Customer Security Deposits with that name established with JPMorgan Chase Bank, N.A. (or
A-18
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

such successor bank, if applicable) in the name of the Originator and maintained pursuant to Section 5.01 of the Indenture.
"Host Customer Payments" means, with respect to a PV System, an Energy Storage System and a Solar Service Agreement, all payments due under or in respect of such Solar Service Agreement, including any amounts attributable to sales, use or property tax. Grid Services Revenue retained by the Project Company in connection with any reduction, credit or discount provided with respect to a Host Customer's participation in a Grid Services program shall constitute Host Customer Payments. For the avoidance of doubt, Host Customer Security Deposits will not constitute Host Customer Payments.
"Host Customer Purchased Solar Asset" means a Host Customer Solar Asset for which the related Host Customer has exercised its option, if any, to purchase the related PV System or Energy Storage System prior to the expiration of the term of the related Solar Service Agreement.
"Host Customer Security Deposit" means any security deposit that a Host Customer must provide in accordance with such Host Customer's Solar Service Agreement or Sunnova Energy's Credit and Underwriting Policy.
"Host Customer Solar Asset" means (i) a PV System and, if applicable, an Energy Storage System installed on a residential property, (ii) all related real property rights, Permits and Manufacturer Warranties (in each case, to the extent transferable), (iii) all rights and remedies of the lessor/seller under the related Solar Service Agreement, including all Host Customer Payments on and after the related Cut-Off Date and any related security therefor (other than Host Customer Security Deposits), (iv) all rights and remedies of the payee under any PBI Documents related to such PV System, including all PBI Payments on and after the related Cut-Off Date and (v) all documentation in the Custodian File and other documents maintained by the Custodian related to such PV System and, if applicable, Energy Storage System, the PBI Documents and the Solar Service Agreement, if any.
"Indenture" means the indenture between the Issuer and the Indenture Trustee, dated as of the Closing Date, as supplemented or amended by one or more indentures supplemental thereto entered into pursuant to the applicable provisions thereof.
"Indenture Trustee" means Wilmington Trust, until a successor Person shall have become the Indenture Trustee pursuant to the applicable provisions of the Indenture, and thereafter "Indenture Trustee" means such successor Person in its capacity as indenture trustee.
"Indenture Trustee Fee" means, for each Payment Date other than the First Payment Date (in accordance with and subject to the Priority of Payments) an amount equal to $[***]. With respect to the First Payment Date, (in accordance with and subject to the Priority of Payments) an amount equal to $[***].
A-19
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

"Independent Accountant" means a nationally recognized firm of public accountants selected by the Transaction Manager; provided, that such firm is independent with respect to the Transaction Manager within the meaning of the Securities Act.
"Initial Cut-Off Date" means June 30, 2024.
"Initial Outstanding Note Balance" means for the Class A Notes and the Class B Notes, $295,200,000 and $12,900,000, respectively.
"Initial Solar Assets" means a portfolio of Host Customer Solar Assets and TRECs owned by the Issuer or the Project Company and identified on the Schedule of Solar Assets on the Closing Date.
"Insolvency Event" means, with respect to any Person:
(i)    the commencement of: (a) a voluntary case by such Person under the Bankruptcy Code or (b) the seeking of relief by such Person under other debtor relief laws in any jurisdiction outside of the United States;
(ii)     the commencement of an involuntary case against such Person under the Bankruptcy Code (or other debtor relief laws) and the petition is not controverted or dismissed within 60 days after commencement of the case;
(iii)     a custodian (as defined in the Bankruptcy Code) (or equal term under any other debtor relief law) is appointed for, or takes charge of, all or substantially all of the property of such Person;
(iv)     such Person commences (including by way of applying for or consenting to the appointment of, or the taking of possession by, a rehabilitator, receiver, custodian, trustee, conservator or liquidator (or any equal term under any other debtor relief laws) (collectively, a "conservator") of such Person or all or any substantial portion of its property) any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency, liquidation, rehabilitation, conservatorship or similar law of any jurisdiction whether now or hereafter in effect relating to such Person;
(v)    such Person is adjudicated by a court of competent jurisdiction to be insolvent or bankrupt;
(vi)     any order of relief or other order approving any such case or proceeding referred to in clauses (i) or (ii) above is entered;
(vii)     such Person suffers any appointment of any conservator or the like for it or any substantial part of its property that continues undischarged or unstayed for a period of sixty (60) days; or
A-20
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(viii)     such Person makes a compromise, arrangement or assignment for the benefit of creditors or generally does not pay its debts as such debts become due.
"Insolvency Proceeding" means any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, composition or other judicial proceedings.
"Institutional Accredited Investor" means an institutional “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D of the Securities Act.
"Insurance Proceeds" means any funds, moneys or other net proceeds received by or on behalf of the Project Company as the payee in connection with the physical loss or damage to a PV System and/or Energy Storage System, a loss of revenue associated with a PV System and/or Energy Storage System or any other insurable event, including any incident that will be covered by the insurance coverage paid for and maintained by the Project Company Manager on the Project Company's behalf.
"Interconnection Agreement" means, with respect to a PV System and, if applicable, an Energy Storage System, a contractual obligation between a utility and a Host Customer (and, in some cases, the owner of the related PV System and, if applicable, Energy Storage System) that allows the Host Customer to interconnect such PV System and, if applicable, any related Energy Storage System to the utility electrical grid.
"Interest Accrual Period" means for each Payment Date, the period from and including the immediately preceding Payment Date to but excluding such Payment Date and in each case will be deemed to be a period of 90 days, except that the Interest Accrual Period for the initial Payment Date shall be the number of days (assuming twelve 30-day calendar months) from and including the Closing Date to, but excluding, the initial Payment Date. For purposes of this calculation, all Payment Dates will be deemed to occur on the 30th calendar day of January, April, July and October, as applicable.
"Inverter" means, with respect to a PV System, the necessary device(s) required to convert the variable direct electrical current (DC) output from a Solar Photovoltaic Panel into a utility frequency alternating electrical current (AC) that can be used by a Host Customer's home or property, or that can be fed back into a utility electrical grid pursuant to an Interconnection Agreement.
"Issuer" means Sunnova SOL VIII Issuer, LLC, a Delaware limited liability company.
"Issuer Financing Statement" means a UCC-1 financing statement naming the Indenture Trustee as the secured party and the Issuer as the debtor.
"Issuer Operating Agreement" means that certain Amended and Restated Limited Liability Company Agreement of the Issuer dated the Closing Date.
"Issuer Order" means a written order or request signed in the name of the Issuer by an Authorized Officer and delivered to the Indenture Trustee.
A-21
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

"Issuer Secured Obligations" means all amounts and obligations which the Issuer may at any time owe to or on behalf of the Indenture Trustee for the benefit of the Noteholders under the Indenture or the Notes.
"ITC" has the meaning ascribed to the term "ITC" in the applicable Project Company Documents.
"ITC Loss Indemnity" means, agreements by the Sponsor and/or the Managing Member to indemnify the Tax Equity Investor Member for the loss of ITCs to the extent such loss results from certain events specified in the Project Company Documents.
"KBRA" means Kroll Bond Rating Agency, LLC, and its successors and assigns.
"Lease Agreement" means an agreement between the owner of the PV System and/or Energy Storage System and a Host Customer whereby the Host Customer leases a PV System and/or Energy Storage System from such owner for fixed or escalating monthly payments.
"LeasePlus Agreement" means a Lease Agreement pursuant to which Sunnova Energy leases a PV System to the related Host Customer at a fixed monthly rate for the entirety of the term of the lease and which contains a performance guaranty pursuant to which Sunnova Energy will credit the related Host Customer if the PV System fails to meet a guaranteed minimal level of power production on an annual basis.
"Letter of Credit" means any letter of credit issued by an Eligible Letter of Credit Bank and provided by the Issuer to the Indenture Trustee in lieu of or in substitution for moneys otherwise required to be deposited in the Liquidity Reserve Account or the Supplemental Reserve Account, as applicable, which Letter of Credit is to be held as an asset of the Liquidity Reserve Account or the Supplemental Reserve Account, as applicable.
"Lien" means, with respect to any asset, any mortgage, deed of trust, lien, pledge, charge, security interest, easement or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected or effective under Applicable Law.
"Limited Step-Up Event" means events set forth in the Project Company LLCA that adjust the amount or ratio the Tax Equity Investor Member will receive of the Distributable Cash that otherwise would be payable to the Managing Member.
"Liquidated Damages Amount" means, as of any date of determination, for a Defective Solar Asset an amount equal to the Securitization Share of DSAB of such Solar Asset immediately prior to becoming a Defective Solar Asset. For the avoidance of doubt the Liquidated Damages Amount will not be less than zero ($0).
"Liquidity Reserve Account" has the meaning set forth in Section 5.01(a) of the Indenture.
"Liquidity Reserve Account Floor Amount" means, with respect to each Payment Date, an amount equal to the sum of (A) the product of (i) [***]% and (ii) the Note Rate with respect to
A-22
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

the Class A Notes multiplied by the Outstanding Note Balance of the Class A Notes (before giving effect to principal payments on such Payment Date) and (B) the product of (i) [***]% and (ii) the Note Rate with respect to the Class B Notes multiplied by the Outstanding Note Balance of the Class B Notes (before giving effect to principal payments on such Payment Date); provided, however, that with respect to the Closing Date, the Liquidity Reserve Account Floor Amount will be calculated using the Initial Outstanding Note Balance of the Class A Notes and the Class B Notes, respectively.
"MA SMART Payments" means with respect to a PV System, all payments due by the related PBI Obligor under the MA SMART Program.
"MA SMART Program" means the "Solar Massachusetts Renewable Target (SMART) Program" developed by the Massachusetts Department of Energy Resources.
"Majority Noteholders" means Noteholders representing not less than 51% of the Outstanding Note Balance of, as the context shall require, a Class of Notes or all Classes of Notes then Outstanding.
"Make Whole Amount" means, with respect to a Voluntary Prepayment of a Class of Notes prior to its Make Whole Determination Date, is an amount (not less than zero) equal to (1) using the Reinvestment Yield, the sum of the discounted present values of the scheduled payments of principal and interest remaining until the Make Whole Determination Date for the portion of such Class of Notes being prepaid (assuming prepayment of the remaining principal balance of such prepaid Notes on the Make Whole Determination Date and calculated prior to the application of the related Voluntary Prepayment and assuming a Regular Amortization Period is in effect), minus (2) the amount of principal that will be repaid by such Voluntary Prepayment made on such Class of Notes.
"Make Whole Determination Date" means the Payment Date occurring in July 2030.
"Management Standard" means the standard by which the Project Company Servicer and Project Company Manager have agreed to provide the Administrative Services or O&M Services, as applicable, under the Project Company Servicing Agreement or Project Company Management Agreement.
"Manager Transition Agreement" means that certain manager transition agreement, dated as of the Closing Date, by and among the Transaction Manager, the Transaction Transition Manager, the Issuer and the Indenture Trustee.
"Managing Member" means Sunnova TEP 7-D Manager, a Delaware limited liability company that is an indirect wholly owned subsidiary of the Sponsor that acts as the manager of the Project Company and, as of the Closing Date, acts as the managing member of the Project Company.
A-23
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

"Managing Member Contribution Agreement" means, the sale and contribution agreement, dated as of the Closing Date, by and among Sunnova Intermediate Holdings, Sunnova SOL VIII Holdings, Sunnova SOL VIII Investor, the Depositor and the Issuer.
"Managing Member Distributions" means all distributions to be made by the Project Company to the Managing Member.
"Managing Member Financing Statement" means a UCC-1 financing statement naming the Indenture Trustee as the secured party and the Managing Member as the debtor.
"Managing Member LLCA" means the limited liability company operating agreement of the Managing Member.
"Managing Member Membership Interest" means all right, title and interest of the member (as defined in the limited liability company agreement of the Managing Member) in the Managing Member, including, without limitation, (i) the right to manage the business and affairs of the Managing Member, to vote on, consent to or approve matters requiring the vote, consent or approval of the members of the Managing Member and the right to dissolve the Managing Member, (ii) the right to distributions from the Managing Member and the right to allocations of profits or losses, the "limited liability company interest" (as defined in Section 18-101(10) of the Delaware Limited Liability Company Act), and (iii) status as a "member" (as defined in Section 18-101(13) of the Delaware Limited Liability Company Act) of the Managing Member.
"Manufacturer Warranty" means any warranty given by a manufacturer of a PV System or Energy Storage System relating to such PV System or Energy Storage System or, in each case, any part or component thereof.
"Master Purchase Agreement" means the master development, purchase and sale agreement by and between the Project Company and the Seller pursuant to which the Seller agreed to arrange for the design, procurement and installation of certain PV Systems and Energy Storage Systems for the Project Company and the Project Company agreed to purchase such PV Systems and/or Energy Storage Systems from the Seller and to take assignment of the associated Solar Service Agreements.
"Material Adverse Effect" means, with respect to any Person, any event or circumstance, individually or in the aggregate, having a material adverse effect on any of the following: (i) the business, property, operations or financial condition of such Person or the Trust Estate, (ii) the ability of such Person to perform its respective obligations under the Transaction Documents (including the obligation to make any payments) or (iii) the priority or enforceability of any Lien in favor of the Indenture Trustee.
"Minimum Denomination" means $100,000.
"Net Metering Agreement" means, with respect to a PV System, as applicable, a contractual obligation between a utility and a Host Customer (and, in some cases, the owner of the related PV System and, if applicable, Energy Storage System) that allows the Host Customer
A-24
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

to offset its regular utility electricity purchases by receiving a bill credit at a specified rate for energy generated by such PV System that is exported to the utility electrical grid and not consumed by the Host Customer on its property. A Net Metering Agreement may be embedded or acknowledged in an Interconnection Agreement.
"Net Scheduled Payment" means, for any calendar month, an amount equal to (i) the sum of (A) the Scheduled Host Customer Payment for such Solar Asset (except for a Closing Date Delinquent Solar Asset, which shall have a Scheduled Host Customer Payment of $0) during such calendar month and (B) the Scheduled PBI Payment for such Solar Asset during such calendar month, minus (ii) the Allocated Services Provider Fee for such Solar Asset during such calendar month. The Scheduled Host Customer Payments exclude any amounts attributable to sales, use or property taxes to be collected from Host Customers.
"New Home Lease Agreement" means a Lease Agreement that is a New Home Solar Service Agreement.
"New Home Solar Service Agreement" means a Solar Service Agreement originated in connection with the construction of a new single-family home, duplex or triplex, townhome, condo or manufactured or modular home that is an improvement to real property.
"New York UCC" shall have the meaning set forth in Section 5.02(g)(ii)(F) of the Indenture.
"Non-Advanced Solar Asset" means a Solar Asset that does not meet one or more of the criteria required to be an Eligible Solar Asset as of the date the Depositor makes the representation with respect thereto as set forth in the Schedule of Solar Assets. For purposes of calculating the Liquidated Damages Amount and Repurchase Price, each Non-Advanced Solar Asset will be deemed to have a Securitization Share of DSAB and Discounted Solar Asset Balance of $0.
"Non-Sequential Interest Amortization Period" means any period in which a Sequential Interest Amortization Period is not in effect.
"Non-Tax Equity Project Company" means the Project Company after the Managing Member has acquired the membership interests of the Tax Equity Investor Member after exercise of the Purchase Option.
"Note" or "Notes" means, collectively, the 6.45% Solar Asset Backed Notes, Series 2024-3 and the 8.78% Solar Asset Backed Notes, Series 2024-3, issued in the definitive form of the Note attached to the Indenture as Exhibit A.
"Note Interest" means (i) with respect to the Class A Notes and any Payment Date, an amount equal to the sum of (a) interest accrued during the related Interest Accrual Period at the related Note Rate on the Outstanding Note Balance of the Class A Notes immediately prior to such Payment Date and (b) the amount of unpaid Note Interest for the Class A Notes from prior Payment Dates plus, to the extent permitted by law, interest thereon at the related Note Rate and
A-25
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(ii) with respect to the Class B Notes and (a) any Payment Date occurring during a Non-Sequential Interest Amortization Period or occurring during a Sequential Interest Amortization Period when the Class A Notes are not Outstanding, an amount equal to the sum of (1) interest accrued during the related Interest Accrual Period at the related Note Rate on the Outstanding Note Balance of the Class B Notes immediately prior to such Payment Date and (2) the amount of unpaid Note Interest for the Class B Notes from prior Payment Dates plus, to the extent permitted by law, interest thereon at the related Note Rate, and (b) any Payment Date occurring during a Sequential Interest Amortization Period when the Class A Notes are Outstanding, an amount equal to zero.
"Note Purchase Agreement" means that certain note purchase agreement dated October 15, 2024 among the Issuer, the Depositor, Sunnova Energy, and the Purchasers.
"Note Rate" means for the Class A Notes and the Class B Notes, an annual rate of 6.45% and 8.78%, respectively.
"Note Register" and "Note Registrar" have the meanings set forth in Section 2.07(a) of the Indenture.
"Noteholder" means the Person in whose name a Note is registered in the Note Register.
"Noteholder FATCA Information" means information sufficient to eliminate the imposition of, or determine the amount of FATCA Withholding Tax.
"Noteholder Tax Identification Information" means properly completed, duly executed and valid tax certifications (generally, in the case of U.S. federal income tax, IRS Form W-9 (or applicable successor form) in the case of a person that is a "United States person" within the meaning of Section 7701(a)(30) of the Code or the appropriate IRS Form W-8 (or applicable successor form) in the case of a person that is not a "United States person" within the meaning of Section 7701(a)(30) of the Code).
"Notice of Prepayment" means the notice in the form of Exhibit C to the Indenture.
"NRSRO" means a nationally recognized statistical rating organization.
"NRSRO Certification" means a certification by a NRSRO that permits it to access a 17g-5 Website.
"O&M Services" means the operations and maintenance services of the PV Systems and/or Energy Storage Systems required to be performed by the Project Company Manager pursuant to the terms of the Project Company Management Agreement.
"OFAC" has the meaning set forth in Section 3.12(u) of the Indenture.
"Officer's Certificate" means a certificate signed by an Authorized Officer or a Responsible Officer, as the case may be.
A-26
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

"Opinion of Counsel" means a written opinion of counsel who may be outside counsel for the Issuer or the Indenture Trustee or other counsel and who shall be reasonably satisfactory to the Indenture Trustee, which shall comply with any applicable requirements of Section 12.02 of the Indenture and which shall be in form and substance satisfactory to the Indenture Trustee.
"Ordinary Course of Business" means the ordinary conduct of business consistent with custom and practice for, as the context may require, the rooftop and ground mounted solar businesses (including with respect to quantity and frequency) of the Issuer and its Affiliates.
"Original Managing Member Owner" means Sunnova TEP Holdings, LLC, a Delaware limited liability company and a wholly owned, indirect subsidiary of Sunnova Energy.
"Originator" means Sunnova Energy.
"Outstanding" means, as of any date of determination, all Notes theretofore authenticated and delivered under the Indenture except:
    (i)    Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;
    (ii)    Notes or portions thereof for whose payment money in the necessary amount in redemption thereof has been theretofore deposited with the Indenture Trustee in trust for the Holders of such Notes;
    (iii)    Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to the Indenture; and
    (iv)    Notes alleged to have been destroyed, lost or stolen for which replacement Notes have been issued as provided for in Section 2.09 of the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;
provided, however, that in determining whether the Noteholders of the requisite percentage of the Outstanding Note Balance have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by Sunnova Energy, the Issuer or any Affiliate thereof shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Notes which the Indenture Trustee actually knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee, in its sole discretion, the pledgee's right so to act with respect to such Notes and that the pledgee is not Sunnova Energy, the Issuer or an Affiliate thereof.
"Outstanding Note Balance" means, with respect to any Class of Notes, as of any date of determination, the Initial Outstanding Note Balance of such Class of Notes, less the sum of all scheduled and unscheduled note principal payments (including any portion of Voluntary Prepayments attributable to principal payments) actually distributed to the Noteholders of such Class of Notes on or prior to such date.
A-27
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

"Ownership Interest" means, with respect to any Note, any ownership interest in such Note, including any interest in such Note as the Noteholder thereof and any other interest therein, whether direct or indirect, legal or beneficial.
"Payment Date" means the 30th day of each January, April, July and October, beginning in January 2025; provided, however, that if any such day is not a Business Day, then the payments due thereon shall be made on the next succeeding Business Day.
"Payment Facilitation Agreement" means each modification, waiver or amendment agreement (including a replacement Solar Service Agreement) entered into by the Project Company Servicer on behalf of the Project Company relating to a Solar Service Agreement.
"Payment Facilitation Agreement Standard" means a Payment Facilitation Agreement which meets the following criteria: (i) such Payment Facilitation Agreement is entered into for a commercially reasonable purpose in an arm's-length transaction on market terms and in accordance with the Management Standard, and (ii) either (a)(I) in the reasonable judgment of the Project Company Servicer, the Payment Facilitation Agreement is in the best interest of the Project Company and does not adversely impact the value of such Host Customer Solar Asset relative to the value of such Host Customer Solar Asset had such Payment Facilitation Agreement not been completed, and (II) there is a default under the related Solar Service Agreement or in the judgment of the Project Company Servicer, the Host Customer related to such Host Customer Solar Asset could reasonably be expected to stop making the Host Customer Payments due under the related Solar Service Agreement but for such Payment Facilitation Agreement or (b) in connection with arrangements that the Project Company Servicer (or its affiliates) may enter into with public utilities, independent power producers, regional transmission organizations, energy trading companies, retail energy providers or other entities from time to time, for which such Host Customer Solar Asset is being made available for Grid Services or similar programs (in each case, a "Grid Services Agreement").
"Payment Facilitation Amount" means, with respect to any Host Customer Solar Asset (other than any Non-Advanced Solar Asset or Closing Date Delinquent Solar Asset) for which a Payment Facilitation Agreement has been completed, an amount equal to the excess, if any, of (i) the Securitization Share of DSAB of such Host Customer Solar Asset immediately prior to such Payment Facilitation Agreement being completed (which includes any past due amounts), over (ii) the Securitization Share of DSAB of such Host Customer Solar Asset immediately after completion of such Payment Facilitation Agreement. For the avoidance of doubt, the Scheduled Host Customer Payments to be used in the calculation of clause (ii) will be determined in accordance with the terms of the Payment Facilitation Agreement.
"PBI Documents" means, with respect to a PV System, (i) all applications, forms and other filings required to be submitted to a PBI Obligor in connection with the performance based incentive program maintained by such PBI Obligor and the procurement of PBI Payments, and (ii) all approvals, agreements and other writings evidencing (a) that all conditions to the payment of PBI Payments by the PBI Obligor have been met, (b) that the PBI Obligor is obligated to pay PBI Payments, and (c) the rate and timing of such PBI Payments.
A-28
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

"PBI Obligor" means a utility or Governmental Authority that maintains or administers a renewable energy program (including the MA SMART Program) designed to incentivize the installation of PV Systems and/or Energy Storage Systems and use of solar generated electricity that has approved and is obligated to make PBI Payments to the owner of the related PV System and/or Energy Storage System.
"PBI Payments" means, with respect to a PV System and the related PBI Documents, all payments due by the related PBI Obligor under or in respect of such PBI Documents (including MA SMART Payments); provided that PBI Payments do not include Rebates or SRECs or amounts received, if any, in respect of SRECs (including SREC Proceeds).
"Perfection UCCs" means, with respect to the Conveyed Property, the Trust Estate and the assets pledged pursuant to the Pledge and Security Agreement, (i) the date-stamped copy of the filed Sunnova Intermediate Holdings Financing Statement, Sunnova SOL VIII Holdings Financing Statement, Sunnova SOL VIII Investor Financing Statement and Depositor Financing Statement covering the Conveyed Property, (ii) the date-stamped copy of the filed Issuer Financing Statement covering the Trust Estate, (iii) the date-stamped copy of the filed Managing Member Financing Statement covering the assets of the Managing Member pledged under the Pledge and Security Agreement, and (iv) the date-stamped copy of the filed Termination Statements releasing the Liens held by creditors of Sunnova Energy, its Affiliates or any other Person (other than as expressly contemplated by the Transaction Documents) covering the Conveyed Property, or, in the case of this clause (iv), a copy of search results performed and certified by a national search company indicating that such Termination Statements have been filed in the UCC filing offices of the States in which the Financing Statements being terminated were originally filed.
"Performance Guarantor" means Sunnova Energy.
"Performance Guaranty" means the performance guaranty, dated as of the Closing Date, made by the Performance Guarantor in favor of the Issuer and the Indenture Trustee.
"Permits" means, with respect to any PV System or Energy Storage System, the applicable permits, franchises, leases, orders, licenses, notices, certifications, approvals, exemptions, qualifications, rights or authorizations from or registration, notice or filing with any Governmental Authority required to operate such PV System or Energy Storage System.
"Permitted Liens" means (i) any lien for taxes, assessments and governmental charges or levies not yet due and payable or which are being contested in good faith by appropriate proceedings, (ii) any other lien or encumbrance arising under or permitted by the Transaction Documents, (iii) to the extent a PV System or Energy Storage System constitutes a fixture, any conflicting interest of an encumbrancer or owner of the real property that has or would have priority over the applicable UCC Fixture Filing (or, in Guam, its jurisdictional equivalent) and (iv) any rights of Host Customers under the Solar Service Agreements.
A-29
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

"Person" means any individual, corporation, partnership, joint venture, association, limited liability company, limited liability partnership, joint stock company, trust (including any beneficiary thereof), unincorporated organization or Governmental Authority.
"Placement Agency Agreement" means that certain placement agency agreement, dated as of October 15, 2024, by and between the Issuer and the Placement Agents.
"Placement Agents" means each of (i) Barclays Capital Inc and (ii) ATLAS SP Securities, a division of Apollo Global Securities, LLC.
"Pledge and Security Agreement" means the pledge and security agreement, dated as of the Closing Date, by the Managing Member and each Non-Tax Equity Project Company that becomes a party thereto in accordance with its terms, in favor of the Indenture Trustee.
"Post-ARD Additional Interest Rate" means, for a Class of Notes, an annual rate determined by the Transaction Manager to be the greater of (i) [***]%; and (ii) the amount, if any, by which the sum of the following exceeds the related Note Rate: (A) the yield to maturity (adjusted to a "mortgage equivalent basis" pursuant to the standards and practices of the Securities Industry and Financial Markets Association) on the Anticipated Repayment Date of the United States Treasury Security having a term closest to ten (10) years, plus (B) [***]%, plus (C) the related Post-ARD Spread.
"Post-ARD Additional Note Interest" has the meaning set forth in Section 2.03(b) of the Indenture.
"Post-ARD Spread" means for the Class A Notes and the Class B Notes, [***]% and [***]%, respectively.
"Post-Closing Date Certification" has the meaning set forth in Section 4(b) of the Custodial Agreement.
"Potential Equity Cure Event" has the meaning set forth in Section 5.07(a) of the Indenture.
"Power Purchase Agreement" means an agreement between the owner of the PV System and a Host Customer whereby the Host Customer agrees to purchase electricity produced by such PV System.
"Predecessor Notes" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.09 of the Indenture in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the lost, destroyed or stolen Note.
"Prepayment Amount" has the meaning set forth in Section 6.01(b) of the Indenture.
A-30
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

"Priority of Payments" has the meaning set forth in Section 5.06(a) of the Indenture.
"Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.
"Production Guaranty" means, with respect to a PV System, an agreement in the form of a production warranty between the Host Customer and Sunnova Energy, that specifies a minimum level of solar energy production, as measured in kWh, for a specified time period. A Production Guaranty stipulates the terms and conditions under which the related Host Customer could be compensated or receive a production credit if the related PV System does not meet the electricity production minimums.
"Project Company" means Sunnova TEP 7-D, LLC, a Delaware limited liability company that owns PV Systems and/or Energy Storage Systems, related Solar Service Agreements and other related Solar Assets.
"Project Company Account Control Agreement" means the account control agreement of the Project Company in which the Tax Equity Investor Member's capital contributions are deposited.
"Project Company Back-Up Servicer" means GreatAmerica Portfolio Services Group LLC, an Iowa limited liability company.
"Project Company Back-Up Servicing Fee" means the fee owed by the Project Company to the Project Company Back-Up Servicer under the Project Company Servicing Agreement.
"Project Company Documents" means, with respect to the Project Company, the (1) Project Company LLCA, (2) Master Purchase Agreement, (3) Project Company Guaranty, (4) Project Company Management Agreement, (5) Project Company Servicing Agreement, (6) Project Company Account Control Agreement, (7) transfer documentation among the Sponsor, one or more affiliates of the Sponsor and the Seller and transfer documentation between the Seller and the Project Company, (8) Solar Service Agreements, and (9) the Tax Loss Insurance Policy.
"Project Company Expenses" means, except to the extent payable by the Project Company Manager or Project Company Servicer and not reimbursable by the Project Company pursuant to the Project Company Management Agreement or Project Company Servicing Agreement, all expenses incurred for the operation of the Project Company or the PV Systems and/or Energy Storage Systems and any reserves that, in the reasonable judgment of the Managing Member, are necessary or appropriate for payment of such expenses, including but not limited to (i) to the extent not reimbursed from the Supplemental Reserve Account, the amount payable in respect of any invoice received under the Project Company Management Agreement or Project Company Servicing Agreement (other than in respect of the fees described in clauses (iii) and (iv) below), (ii) expenses and/or premiums related to insurance required pursuant to the Project Company Documents, (iii) the Project Company Manager Fees and the fees and expenses under the Project Company Management Agreement or those of any replacement manager, (iv)
A-31
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

the Project Company Servicer Fees, Project Company Back-Up Servicing Fees, and the fees and expenses under the Project Company Servicing Agreement or those of any replacement operator, (v) costs due to tax preparation or audit services for the Project Company and any other expense incurred for any taxes or filing fees of the Project Company and (vi) funding of any operation and maintenance reserve accounts in accordance with the related Project Company Documents. In no event shall Tax Equity Investor Distributions be deemed to be Project Company Expenses.
"Project Company Guaranty" means a guaranty issued by the Tax Equity Project Company Guarantor to the Tax Equity Investor Member.
"Project Company LLCA" means the limited liability company operating agreement of the Project Company.
"Project Company Management Agreement" means, with respect to the Project Company, the management agreement that the Project Company has entered into with the Project Company Manager, pursuant to which such affiliate is responsible, primarily at its cost and expense, for performing specified O&M Services (including, if applicable, any Special O&M Manager Agreement).
"Project Company Manager" means Sunnova Management (including, if applicable, any Special O&M Manager).
"Project Company Manager Fee" means, the fee owed by the Project Company to the Project Company Manager for O&M Services, and which is payable in accordance with the Project Company Management Agreement.
"Project Company Members" means, with respect to the Project Company, the Managing Member and the Tax Equity Investor Member.
"Project Company Reduction Amount" means for any Payment Date, if a Project Company Reduction Event has occurred during the related Collection Period, the product of (i) [***]% and (ii) the sum of the Securitization Share of DSAB of all Solar Assets owned by the Project Company (other than the Non-Advanced Solar Assets or Closing Date Delinquent Solar Assets), measured as of the last day of the Collection Period during which such event occurred; provided that if the related Project Company Reduction Event has been cured or waived in accordance with the Indenture, then such Project Company Reduction Amount (or any unpaid portion thereof) shall thereupon be reduced to zero dollars ($0).
"Project Company Reduction Event" means, with respect to the Project Company: (i) if any of several actions relating to the insolvency of the Project Company or the Managing Member shall have occurred, including the appointment of a conservator or receiver or liquidator relating to the Project Company or the Managing Member or all or substantially all of their respective property which is consented to or remains in effect; (ii) if the Tax Equity Investor Member shall have removed the Managing Member as managing member pursuant to the Project Company LLCA, provided that such Project Company Reduction Event shall be deemed cured if a replacement managing member of the Project Company is appointed pursuant to the Project
A-32
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Company LLCA and approved by the Majority Noteholders of the Controlling Class; (iii) if the Project Company or the Managing Member shall become taxable as an association (or a publicly traded partnership taxable as a corporation) for U.S. federal income tax purposes; or (iv) there shall remain in force, undischarged, unsatisfied, and unstayed for more than 30 consecutive days, any final non-appealable judgment in the amount of $100,000 or more not covered by insurance against the Project Company or the Managing Member.
"Project Company Servicer" means Sunnova Management.
"Project Company Servicer Fee" means, the fee owed by the Project Company to the Project Company Servicer for Administrative Services, and which is payable in accordance with the Project Company Servicing Agreement.
"Project Company Servicing Agreement" means the servicing agreement that the Project Company has entered into with the Project Company Servicer and the Project Company Back-Up Servicer, pursuant to which such affiliate is responsible, primarily at its cost and expense, for performing specified Administrative Services.
"Project Company Successor Servicer" means any Person that succeeds the Project Company Servicer in such capacity under and pursuant to the Project Company Servicing Agreement.
"Projected Managing Member Distributions Values" means the amount of Managing Member Distributions projected by the Issuer to be distributed by the Project Company to the Managing Member during each calendar year up to and including 2055, as set forth in Schedule IX of the Indenture.
"Projected Tax Equity Investor Distributions" means, for any calendar quarter, the amounts projected to be distributed to the Tax Equity Investor Member based on Scheduled Host Customer Payments, Scheduled PBI Payments and Projected TREC Payments assuming that the Purchase Option is not exercised and no Limited Step-up Events occur.
"Projected TREC Payments" means, for any calendar month and a TREC, the TREC Payments expected to be received from the TREC Obligor during each calendar month as set forth on Schedule IX to the Indenture.
"PTO" means, with respect to a PV System or Energy Storage System, receipt of a letter or functional equivalent from the connecting utility authorizing such PV System or Energy Storage System, as applicable, to be operated.
"PTO Documentation" means any documents evidencing PTO for the related PV System, if any, from the related utility or Governmental Authority.
"Purchasers" means the purchasers named on Exhibit B to the Note Purchase Agreement.
A-33
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

"Purchase Option" means, with respect to the terms of the Project Company LLCA, the option of the Managing Member to purchase all of the Tax Equity Investor Member's membership interest in the Project Company.
"Purchase Option Period" means the period when the Purchase Option is exercisable pursuant to the Project Company LLCA.
"Purchase Option Price" means the purchase price payable by the Managing Member upon its exercise of the Purchase Option, as calculated in accordance with the Project Company LLCA.
"PV System" means, a photovoltaic system, including Solar Photovoltaic Panels, Inverters, Racking Systems, wiring and other electrical devices, as applicable, conduits, weatherproof housings, hardware, remote monitoring equipment, connectors, meters, disconnects and over current devices (including any replacement or additional parts included from time to time).
"QIB" means a “qualified institutional buyer” as defined in Rule 144A.
"Qualified Purchaser" means a “qualified purchaser” as defined in Section 2(a)(51) of the 1940 Act.
"Qualified Service Provider" means an Independent Accountant or other service provider.
"Qualified Service Provider Report" has the meaning set forth in Section 4.3(b) of the Transaction Management Agreement.
"Qualified Substitute Solar Asset" means a Host Customer Solar Asset that satisfies the Qualified Substitute Solar Asset Criteria as of the related Transfer Date.
"Qualified Substitute Solar Asset Criteria" means each of the following criteria:
(i)qualifies as an Eligible Solar Asset;
(ii)the Host Customers related to the Qualified Substitute Solar Assets transferred to the Project Company on such Transfer Date have a weighted average FICO score as of the date of origination thereof greater than or equal to the weighted average FICO score of the Host Customers related to the subject Replaced Solar Assets as of the date of origination thereof;
(iii)the Qualified Substitute Solar Assets transferred to the Project Company on such Transfer Date shall not cause the percentage concentration of all Solar Assets owned by the Issuer (through its subsidiary Project Company) on such date (including for the avoidance of doubt, the Qualified Substitute Solar Assets transferred to the Project Company on such Transfer Date) in any one state or
A-34
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

territory to exceed the percentage concentration of the Initial Solar Assets on the Closing Date in such state or territory by more than [***]%;
(iv)the Qualified Substitute Solar Assets transferred to the Project Company on such Transfer Date will not cause the weighted average PV System size (kW DC) of all Solar Assets owned by the Issuer (through its subsidiary Project Company) on such date (including, for the avoidance of doubt, the Qualified Substitute Solar Assets transferred to the Project Company on such Transfer Date) to deviate from the weighted average PV System size (kW DC) of the Solar Assets on the Closing Date by more than [***]%; and
(v)the Qualified Substitute Solar Assets transferred to the Project Company on such Transfer Date have semi-annual cash flows measured over the course of a Collection Period that are greater than or equal to such semi-annual cash flows related to the subject Replaced Solar Assets.
"Quarterly Data Tape" means the data tape delivered on or before each Determination Date by the Transaction Manager to the Transaction Transition Manager containing the information set forth on Exhibit A to the Manager Transition Agreement.
"Quarterly Transaction Report" has the meaning set out in Section 4.1 of the Transaction Management Agreement.
"Racking System" means, with respect to a PV System, the hardware required to mount and securely fasten a Solar Photovoltaic Panel onto the Host Customer site where the PV System is located.
"Rated Final Maturity" means the Payment Date occurring in July 2059.
"Rating Agency" means KBRA.
"Rating Agency Confirmation" means, with respect to any event or circumstance that the Rating Agency has been given notice of such event or circumstance at least ten (10) Business Days prior to the occurrence of such event or circumstance.
"Real Property Rights" means all real property rights contained in the Solar Service Agreement.
"Rebate" means any rebate by a PBI Obligor, electric distribution company, or state or local governmental authority or quasi-governmental agency as an inducement to install or use a PV System, paid upon such PV System being placed in service.
"Record Date" means, with respect to any Payment Date or Voluntary Prepayment Date, the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which such Payment Date or Voluntary Prepayment Date occurs.
A-35
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

"Regular Amortization Period" means any period other than an Early Amortization Period or a period in which a Sequential Interest Amortization Period is in effect.
"Regulation S" means Regulation S, as amended, promulgated under the Securities Act.
"Reinvestment Yield" means, with respect to any Class of Notes, the yield on United States Treasury securities having a remaining term to maturity that is closest to the weighted average remaining life of such Class of Notes (calculated to the Make Whole Determination Date) plus 0.50%. Should more than one United States Treasury security have a term to maturity that is closest to the weighted average life of such Class of Notes, then the yield of the United States Treasury security quoted closest to par will be used in the calculation.
"Replaced Solar Asset" means a Defective Solar Asset, a Defaulted Solar Asset or a Terminated Host Customer Solar Asset for which the Depositor has substituted a Qualified Substitute Solar Asset pursuant to the Managing Member Contribution Agreement.
"Replacement Transaction Manager" means any Person appointed to replace the Transaction Manager and to assume the obligations of Transaction Manager under the Transaction Management Agreement (other than such obligations with respect to the Tax Loss Insurance Policy to the extent such Person does not agree to assume such obligations).
"Repurchase Price" means, for a Solar Asset and as of any date of determination, an amount equal to the Securitization Share of DSAB of such Solar Asset immediately prior to its repurchase. The Liquidated Damages Amount, if any, previously paid pursuant to the Managing Member Contribution Agreement with respect to any Defective Solar Asset shall be deemed to satisfy the Repurchase Price with respect to such Solar Asset in full. For the avoidance of doubt the Repurchase Price will not be less than zero ($0).
"Responsible Officer" means when used with respect to the Indenture Trustee and Transaction Transition Manager, any President, Vice President, Assistant Vice President, Assistant Secretary, Assistant Treasurer or Corporate Trust Officer, or any other officer in the Corporate Trust Office customarily performing functions similar to those performed by any of the above designated officers, in each case having direct responsibility for the administration of the Indenture. When used with respect to any Person other than the Indenture Trustee or the Transaction Transition Manager that is not an individual, the President, Chief Executive Officer, Chief Financial Officer, Chief Marketing Officer, Chief Strategy Officer, Treasurer, any Vice-President, Assistant Vice-President or the Controller of such Person, or any other officer or employee having similar functions.
"Rule 17g-5" means Rule 17g-5 under the Exchange Act.
"Rule 144A" means the rule designated as "Rule 144A" promulgated by the Securities and Exchange Commission under the Securities Act.
"S&P" means S&P Global Ratings, a business unit of Standard & Poor's Financial Services, LLC.
A-36
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

"Schedule of Solar Assets" means the schedule of Solar Assets related to PV Systems and, if applicable, Energy Storage Systems owned by the Project Company, as such schedule may be amended from time to time (in accordance with the terms of the Transaction Documents).
"Scheduled Host Customer Payments" means for each Host Customer Solar Asset, the Host Customer Payments expected to be received from the related Host Customer during each calendar month in respect of the initial term of the related Solar Service Agreement, as set forth on Schedule IX to the Indenture, as the same may be adjusted by the Transaction Manager to reflect that such Host Customer Solar Asset has become a Defaulted Solar Asset, a Terminated Host Customer Solar Asset, a Defective Solar Asset, a Replaced Solar Asset or if a Payment Facilitation Agreement has been executed in connection with such Host Customer Solar Asset. The Scheduled Host Customer Payments exclude any amounts attributable to sales, use or property taxes to be collected from Host Customers.
"Scheduled Note Principal Payment" for a Class of Notes and a Payment Date means an amount equal to the sum of: (i) any unpaid portion of the Scheduled Note Principal Payments from prior Payment Dates, and (ii) the product of (A) (1) the Scheduled Outstanding Note Balance of such Class of Notes for the prior Payment Date minus (2) the Scheduled Outstanding Note Balance of such Class of Notes for such Payment Date; and; and (B) a fraction (1) the numerator of which is equal to the Outstanding Note Balance of such Class of Notes (without taking into account any distributions to be made on such Payment Date) minus the unpaid portion of the Scheduled Note Principal Payments of such Class of Notes from prior Payment Dates and (2) the denominator of which is the Scheduled Outstanding Note Balance of such Class of Notes for the prior Payment Date.
"Scheduled Outstanding Note Balance" means for each Payment Date and each Class of Notes, the amount set forth as the Scheduled Outstanding Note Balance on Schedule VI to the Indenture.
"Scheduled PBI Payments" means for each Designated Solar Asset for each calendar month, the payments scheduled to be paid by a PBI Obligor during such calendar month, if any, as set forth on Schedule IX to the Indenture, as the same may be adjusted by the Transaction Manager to reflect that such Designated Solar Asset has become a Defaulted Solar Asset, a Terminated Host Customer Solar Asset, a Defective Solar Asset, a Replaced Solar Asset or if a Payment Facilitation Agreement has been executed in connection with such Host Customer Solar Asset.
"Securities Act" means the Securities Act of 1933, as amended.
"Securitization Share of DSAB" means, with respect to a Solar Asset as of any date of determination, the amount equal to the product of:
(i)    the Discounted Solar Asset Balance of such Solar Asset; and
(ii)    for any Solar Asset:
A-37
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(a)    owned by the Project Company as to which the Flip Date has not occurred, [***]%;
(b)        owned by the Project Company as to which (1) the Flip Date has occurred and (2) the Issuer has not acquired the membership interests of the Tax Equity Investor Member through the exercise of the Purchase Option, [***]%; and
(c)    owned by the Project Company after the Issuer has acquired the membership interests of the Tax Equity Investor Member through the exercise of the Purchase Option, [***]%.
"SEI" means Sunnova Energy International Inc., a Delaware corporation and sole stockholder of Sunnova Energy.
"Seller" means Sunnova TEP Developer, LLC, as seller under the Master Purchase Agreement.
"Sequential Interest Amortization Period" means a period commencing:
(i)    on any Determination Date occurring prior to the Anticipated Repayment Date, if the DSCR for such Determination Date is less than or equal to [***];
(ii)    on any Determination Date occurring after the Payment Date occurring in July 2029, if the Cumulative Default Percentage for the related Payment Date exceeds the specified percentage as set forth in Schedule VIII of the Indenture;
(iii)    if an Event of Default shall have occurred; or
(iv)    on any Determination Date, if as a result of the replacement of the Project Company Manager or Project Company Servicer, the aggregate Project Company Expenses for the Project Company in respect of the related Collection Period are more than [***]% greater than what the Project Company Expenses would have been for such Collection Period had the Project Company Manager or Project Company Servicer not been replaced.
A Sequential Interest Amortization Period of the type described in clause (i) above will continue until the next Determination Date on which the DSCR is greater than [***]. A Sequential Interest Amortization Period of the type described in clause (ii) above will continue until the next Determination Date when the Cumulative Default Percentage for the related Payment Date is less than or equal to the threshold for such Payment Date specified in Schedule VIII of the Indenture. A Sequential Interest Amortization Period of the type described in clause (iii) above will continue until all Events of Default have been cured or waived in accordance with the Indenture. A Sequential Interest Amortization Period of the type described in clause (iv) shall continue until the next Determination Date on which the aggregate Project Company Expenses for the Project Company in respect of the related Collection Period are no longer more than [***]% greater than what the Project Company Expenses would have been for such
A-38
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Collection Period had the Project Company Manager or Project Company Servicer not been replaced. Notwithstanding the foregoing, a Sequential Interest Amortization Period may not be cured after the Anticipated Repayment Date.
"Settlement Statement" has the meaning set forth in the Managing Contribution Agreement and SOL VIII Solar Asset Contribution Agreement, as applicable.
"Similar Law" has the meaning set forth in Section 2.07(b)(vi) of the Indenture.
"Solar Asset" means the Initial Solar Assets and any Qualified Substitute Solar Assets.
"Solar Asset Management Files" means such files, documents, and computer files (including those documents comprising the Custodian File) necessary for the Transaction Manager to perform the Transaction Management Services.
"Solar Benefits Agreement" means a Lease Agreement pursuant to which Sunnova Energy leases a PV System to the related Host Customer at a fixed monthly rate for the entirety of the term of the lease and which contains a savings tracker pursuant to which Sunnova Energy will pay to the related Host Customer on an annual basis any amount by which the total amount paid under the Lease Agreement and to the local utility is greater than the amount the related Host Customer would have paid if such PV System had not been installed.
"Solar Photovoltaic Panel" means, with respect to a PV System, the necessary hardware component that uses wafers made of silicon, cadmium telluride, or any other suitable material, to generate a direct electrical current (DC) output using energy from the sun's light.
"Solar Service Agreement" means, in respect of a PV System and/or an Energy Storage System, a Lease Agreement or a Power Purchase Agreement entered into with a Host Customer and all ancillary agreements and documents related thereto, including any related Payment Facilitation Agreements, but excluding any Production Guaranty or Customer Warranty Agreement.
"Special O&M Manager" means any party listed on Exhibit B of the Manager Transition Agreement (or any other provider of O&M Services that is approved by the Approving Noteholders) that is appointed as Special O&M Manager to be available as a replacement for the Project Company Manager in the event the Project Company Manager is removed or resigns.
"Special O&M Manager Agreement" means either (at the Issuer’s discretion) (1) a management agreement between the Project Company and the Special O&M Manager regarding, inter alia, the appointment of and performance by the Special O&M Manager of O&M Services, that is in form and substance reasonably satisfactory to the Approving Noteholders or (2) the Project Company Management Agreement, as amended to reflect, inter alia, the appointment of and performance by the Special O&M Manager of O&M Services, that, as amended, is in form and substance reasonably satisfactory to the Approving Noteholders.
A-39
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

"Special O&M Manager Standby Fee" means the standby fee, if any, payable (in accordance with and subject to the Priority of Payments) to a Special O&M Manager.
"Special O&M Manager Event” has the meaning set forth in Section 3.06(i)(i) of the Indenture.
"Sponsor" means Sunnova Energy.
"SREC" means a solar renewable energy certificate representing environmental credits, benefits, emissions reductions, offsets and allowances, howsoever entitled, that are created or otherwise arise from a PV System's generation of electricity, including, but not limited to, a solar renewable energy certificate issued to comply with a state's renewable portfolio standard (including, for the avoidance of doubt, a Solar Renewable Energy Certificate-II issued under New Jersey's Successor Solar Incentive Program). For the avoidance of doubt, SRECs do not include any renewable energy certificates that are the basis for PBI Payments or TREC Payments or to which a PBI Obligor or a TREC Obligor is given title to under a performance-based incentive program.
"SREC Proceeds" means all cash proceeds actually received by the Issuer or the Project Company from the sale of SRECs.
"State" means any one or more of the states comprising the United States and the District of Columbia.
"Subcontractor" means any person to whom the Transaction Manager subcontracts any of its obligations under the Transaction Management Agreement, including the vendors and any person to whom such obligations are further subcontracted of any tier.
"Subsequent Cut-Off Date" means, with respect to any Qualified Substitute Solar Asset, (i) the close of business on the last day of the calendar month immediately preceding the related Transfer Date or (ii) such other date designated by the Transaction Manager.
"Substitution Shortfall Amount" means an amount in cash equal to the amount by which (i) the sum of (a) the Securitization Share of DSAB of the Replaced Solar Asset (measured as if such Solar Asset were not a Defective Solar Asset, Defaulted Solar Asset or Terminated Host Customer Solar Asset, as applicable) and (b) if the Replaced Solar Asset is not transferred from the Project Company to the Depositor or its affiliates, an amount equal to the product of the Allocated Service Provider Fee attributable to the Replaced Solar Asset and [***]% exceeds (ii) the Securitization Share of DSAB of the Qualified Substitute Solar Asset as of the related Transfer Date. For the avoidance of doubt the Substitution Shortfall Amount will not be less than zero ($0).
"Sunnova Energy" means Sunnova Energy Corporation, a Delaware corporation.
A-40
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

"Sunnova Entities" means each of Sunnova Energy, Sunnova Management, Sunnova Intermediate Holdings, Sunnova SOL VIII Holdings, Sunnova SOL VIII Investor, the Depositor, the Issuer, the Managing Member and the Project Company.
"Sunnova Intermediate Holdings" means Sunnova Intermediate Holdings, LLC, a Delaware limited liability company.
"Sunnova Intermediate Holdings Financing Statement" means a UCC-1 financing statement naming Sunnova SOL VIII Holdings as the secured party and Sunnova Intermediate Holdings as the debtor.
"Sunnova Management" means Sunnova TE Management, LLC, a Delaware limited liability company.
"Sunnova SOL VIII Holdings" means Sunnova SOL VIII Holdings, LLC, a Delaware limited liability company.
"Sunnova SOL VIII Holdings Financing Statement" means a UCC-1 financing statement naming the SOL VIII Investor as the secured party and Sunnova SOL VIII Holdings as the debtor.
"Sunnova SOL VIII Investor" means Sunnova SOL VIII Investor, LLC, a Delaware limited liability company.
"Sunnova SOL VIII Investor Financing Statement" means a UCC-1 financing statement naming the Depositor as the secured party and Sunnova SOL VIII Investor as the debtor.
"Super-Majority Noteholders" means Noteholders representing not less than 66-2/3% of the Outstanding Note Balance of, as the context shall require, a Class of Notes or all Classes of Notes then Outstanding.
"Supplemental Reserve Account" has the meaning set forth in Section 5.01(a) of the Indenture.
"Supplemental Reserve Account Deposit" means, on each Payment Date after the October 2029 Payment Date, an amount equal to the sum of (i) any Supplemental Reserve Account Deposit amounts from prior periods not deposited into the Supplemental Reserve Account and (ii) the lesser of (a) the sum of (x) the product of (A) one-fourth of $[***] and (B) the aggregate DC nameplate capacity (measured in kW) of all the PV Systems owned by the Project Company (excluding Defaulted Solar Assets that are not operational and not in the process of being removed or redeployed) on the related Determination Date and (y) the product of (A) one-fourth of $[***] and (B) the aggregate storage capacity (measured in kWh) of the batteries included in Energy Storage Systems owned by the Project Company (excluding Defaulted Solar Assets that are not operational and not in the process of being removed or redeployed) on the related Determination Date that have related Solar Service Agreements with remaining terms that exceed the remaining terms of the related manufacturer warranty for such Energy Storage
A-41
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

System and (b) (i) the Supplemental Reserve Required Amount as of the related Determination Date, minus (ii) the sum of the amount on deposit in the Supplemental Reserve Account as of the related Determination Date, and the amount, if any, being deposited into the Supplemental Reserve Account on such Payment Date pursuant to clause (i). Notwithstanding the foregoing, the Supplemental Reserve Account Deposit will be zero for any Payment Date on which the sum of Available Funds is greater than or equal to the sum of (i) the payments and distributions required under clauses (i) through (vi) in the Priority of Payments, (ii) the Aggregate Outstanding Note Balance as of such Payment Date prior to any distributions made on such Payment Date and (iii) all accrued and unpaid interest on the Notes (including any Class B Deferred Interest, Post-ARD Additional Note Interest or Deferred Post-ARD Additional Note Interest).
"Supplemental Reserve Required Amount" means, on each Payment Date, an amount equal to the sum of (i) the product of (a) $[***] and (b) the aggregate DC nameplate capacity (measured in kW) of all PV Systems owned by the Project Company (excluding Defaulted Solar Assets that are not operational and not in the process of being removed or redeployed) on the related Determination Date that have related Solar Service Agreements with remaining terms that exceed the remaining terms of the related Manufacturer Warranty for the Inverter associated with such PV System, (ii) the product of (a) $[***] and (b) the aggregate storage capacity (measured in kWh) of the batteries included in Energy Storage Systems owned by the Project Company (excluding Defaulted Solar Assets that are not operational and not in the process of being removed or redeployed) on the related Determination Date that have related Solar Service Agreements with remaining terms that exceed the remaining terms of the related manufacturer warranty for such Energy Storage System and (iii) the deductibles under the Tax Loss Insurance Policy.
"Tax" (and, with correlative meaning, "Taxes" and "Taxable") means:
(i)    any taxes, customs, duties, charges, fees, levies, penalties or other assessments imposed by any federal, state, local or foreign taxing authority, including, but not limited to, income, gross receipts, windfall profit, severance, property, production, sales, use, license, excise, franchise, net worth, employment, occupation, payroll, withholding, social security, alternative or add-on minimum, ad valorem, transfer, stamp, unclaimed property or environmental tax, or any other tax, custom, duty, fee, levy or other like assessment or charge of any kind whatsoever, together with any interest, penalty, addition to tax, or additional amount attributable thereto; and
(ii)    any liability for the payment of amounts with respect to payment of a type described in clause (i), including as a result of being a member of an affiliated, consolidated, combined or unitary group, as a result of succeeding to such liability as a result of merger, conversion or asset transfer or as a result of any obligation under any tax sharing arrangement or tax indemnity agreement, but excluding any liability arising under any commercial agreement the primary purpose of which does not relate to Taxes.
"Tax Equity Investor Distributions" means the aggregate distributions made by the Project Company to the Tax Equity Investor Member in respect of the related Collection Period, including any distribution of cash to the Tax Equity Investor Member in respect of the related
A-42
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Collection Period as a result of the occurrence of a Limited Step-up Event; provided that distributions that are scheduled to be paid to the Tax Equity Investor Member in respect of any Collection Period shall be treated as having been paid during such Collection Period so long as such distributions are made no later than the related Determination Date.
"Tax Equity Investor Member" means, with respect to the Project Company, the member to whom substantially all of the tax benefits of ownership of the related PV Systems and Energy Storage Systems and a portion of cash are allocated.
"Tax Equity Project Company Guarantor" means Sunnova Energy, under the Project Company Guaranty.
"Tax Loss Insurance Policy" means a tax loss insurance policy issued by the Tax Loss Insurer(s), with respect to the Project Company.
"Tax Loss Insurer" means, with respect to the Project Company, a certain syndicate of Lloyd's of London and Palms Insurance Company, Limited.
"Tax Opinion" means an Opinion of Counsel to the effect that an amendment or modification of the Indenture will not materially adversely affect the federal income tax characterization of any Note, or adversely affect the federal tax classification status of the Issuer.
"Tax Return" means any return, report or similar statement required to be filed with respect to any Taxes (including attached schedules), including any information return, claim for refund, amended return or declaration of estimated Tax.
"Terminated Host Customer Solar Asset" means a Host Customer Solar Asset for which the related PV System and, if applicable, Energy Storage System (i) has experienced an Event of Loss and is not repaired, restored, replaced or rebuilt to substantially the same condition as it existed immediately prior to the Event of Loss within 180 days of such Event of Loss or (ii) is deemed to be a Terminated Host Customer Solar Asset by the Transaction Manager in accordance with the Transaction Management Agreement.
"Termination Date" means the date on which the Indenture Trustee shall have received payment and performance of all Issuer Secured Obligations.
"Termination Statement" has the meaning set forth in Section 2.12(i) of the Indenture.
"Total Debt Service" means, for a Payment Date, an amount equal to the sum of (i) the Note Interest with respect to the Class A Notes plus the Note Interest with respect to the Class B Notes (in all cases, assuming a Non-Sequential Interest Amortization Period for such Payment Date) and (ii) the aggregate Scheduled Note Principal Payment for the Class A Notes and the Class B Notes, in each case for such Payment Date.
"Transaction Documents" means, collectively, the Indenture, the Managing Member Contribution Agreement, the Performance Guaranty, the Transaction Management Agreement,
A-43
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

the Manager Transition Agreement, the Pledge and Security Agreement, the Note Purchase Agreement, the Custodial Agreement, the Acknowledgment and the other transaction documents identified therein.
"Transaction Management Agreement" means that certain Transaction Management Agreement, dated as of the Closing Date, between the Transaction Manager and the Issuer.
"Transaction Management Services" has the meaning set forth in Section 2.1(a) of the Transaction Management Agreement.
"Transaction Management Standard" has the meaning set forth in Section 2.1(a) of the Transaction Management Agreement.
"Transaction Manager" means Sunnova Management as the initial Transaction Manager or any other Replacement Transaction Manager acting as Transaction Manager pursuant to the Transaction Management Agreement. Unless the context otherwise requires, "Transaction Manager" also refers to any successor Transaction Manager appointed pursuant to the Transaction Management Agreement.
"Transaction Manager Fee" means for each Payment Date other than the First Payment Date (in accordance with and subject to the Priority of Payments) an amount equal to $[***]. With respect to the First Payment Date (in accordance with and subject to the Priority of Payments), an amount equal to $[***].
"Transaction Manager Termination Event" has the meaning set forth in Section 5.1 of the Transaction Management Agreement.
"Transaction Transition Manager" means Wilmington Trust in its capacity as the Transaction Transition Manager under the Manager Transition Agreement.
"Transaction Transition Manager Expenses" means (i) any reasonable and documented out-of-pocket expenses incurred in taking any actions required in its role as Transaction Transition Manager and (ii) any indemnities owed to the Transaction Transition Manager in accordance with the Manager Transition Agreement.
"Transaction Transition Manager Fee" means for each Payment Date other than the First Payment Date (in accordance with and subject to the Priority of Payments), an amount equal to $[***]. With respect to the First Payment Date (in accordance with and subject to the Priority of Payments), an amount equal to $[***].
"Transfer" means any direct or indirect transfer or sale of any Ownership Interest in a Note.
"Transfer Date" means, with respect to a Qualified Substitute Solar Asset, the date upon which the Non-Tax Equity Project Company acquires such Qualified Substitute Solar Asset.
A-44
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

"Transfer Date Certification" shall have the meaning set forth in Section 4(c) of the Custodial Agreement.
"Transferee" means any Person who is acquiring by Transfer any Ownership Interest in a Note.
"Transferee Letter" means a letter in the form of Exhibit B-2 to the Indenture executed by a Transferee in connection with a Transfer.
"Transferor Letter" means a letter in the form of Exhibit B-1 to the Indenture executed by a Transferor in connection with a Transfer.
"TREC" means transition renewable energy credits generated in respect of a PV System under the Transition Incentive Program or the Successor Solar Incentive Program, as applicable, adopted by the New Jersey Clean Energy Program.
"TREC Obligor" means InClime, as the program administrator or its successor, or a New Jersey electric distribution company required to make payments with respect to TRECs.
"TREC Payments" means with respect to a PV System, all payments due by the related TREC Obligor under or in respect of TRECs.
"True-Up Obligation" means, with respect to a PV System, a true-up obligation between the Host Customer and the owner of the PV System that specifies a minimum level of solar energy production, as measured in kWh, for a specified time period. A True-Up Obligation stipulates the terms and conditions under which the related Host Customer could be compensated or receive a production credit if the related PV System does not meet the electricity production estimates.
"Trust Estate" means all property and rights of the Issuer Granted to the Indenture Trustee pursuant to the Granting Clause of the Indenture for the benefit of the Noteholders.
"U.S. Bank" means U.S. Bank National Association.
"UCC" means the Uniform Commercial Code as adopted in the State of New York or in any other State having jurisdiction over the assignment, transfer or pledge of the Conveyed Property and other items of the Trust Estate pursuant to the Transaction Documents.
"UCC Fixture Filing" means a "fixture filing" as defined in Section 2-A-309 of the UCC covering a PV System naming the initial Project Company Servicer as secured party on behalf of the Project Company.
"Unscheduled Note Principal Payment" means for a Payment Date means an amount equal to the sum of (without duplication):
(i)    the product of (a) [***]% and (b) the sum of:
A-45
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(a)     the sum of the applicable Securitization Share of DSAB of each Host Customer Solar Asset (other than any Non-Advanced Solar Asset or Closing Date Delinquent Solar Assets) and TREC that became a Defaulted Solar Asset during the related Collection Period other than any Defaulted Solar Assets that are replaced with Qualified Substitute Solar Assets at least three (3) Business Days prior to the related Determination Date (such Securitization Share of DSAB measured immediately prior to the Host Customer Solar Asset becoming a Defaulted Solar Asset);
(b)    the sum of the applicable Securitization Share of DSAB of each Host Customer Solar Asset (other than any Non-Advanced Solar Asset or Closing Date Delinquent Solar Assets) that became a Terminated Host Customer Solar Asset during the related Collection Period other than any Terminated Host Customer Solar Assets that are replaced with Qualified Substitute Solar Assets at least three (3) Business Days prior to the related Determination Date (such Securitization Share of DSAB measured immediately prior to such Host Customer Solar Asset becoming a Terminated Host Customer Solar Asset);
(c)    the sum of, for each Host Customer Solar Asset (other than any Non-Advanced Solar Asset or Closing Date Delinquent Solar Assets) as to which all or any portion of any remaining expected payments due under or in respect of the related Solar Service Agreement, PBI Agreement or TREC Payments has been prepaid in advance of the expected Collection Period by or on behalf of a Host Customer, PBI Obligor or TREC Obligor (including pursuant to a Grid Services Agreement), the excess of (i) the applicable Securitization Share of DSAB of such Host Customer Solar Asset (measured immediately prior to such prepayment) over (ii) the applicable Securitization Share of DSAB of such Host Customer Solar Asset (measured immediately after such prepayment);
(d)    the sum of the applicable Securitization Share of DSAB of each Host Customer Solar Asset (other than any Non-Advanced Solar Asset or Closing Date Delinquent Solar Assets) that became a Host Customer Purchased Solar Asset during the related Collection Period (such Securitization Share of DSAB measured immediately prior to the exercise of such purchase option); and
(e) any Payment Facilitation Amounts with respect to the related Collection Period;
(ii)    any Project Company Reduction Amount with respect to the related Collection Period;
(iii)    Liquidated Damages Amounts paid for any Solar Assets during the related Collection Period;
A-46
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(iv)    Repurchase Price amounts actually received during the related Collection Period;
(v)    all Substitution Shortfall Amounts actually received for any Solar Assets at least three (3) Business Days prior to the related Determination Date for the related Collection Period; and
(vi)    any unpaid portion of Unscheduled Note Principal Payments from prior Payment Dates.
"Vice President" means, with respect to Sunnova Energy, any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."
"Voluntary Prepayment" has the meaning set forth in Section 6.01(a) of the Indenture.
"Voluntary Prepayment Date" has the meaning set forth in Section 6.01(a) of the Indenture.
"Voluntary Prepayment Transaction Manager Report" has the meaning set forth in Section 4.4 of the Transaction Management Agreement.
"Wilmington Trust" means Wilmington Trust, National Association, a national banking association.
A-47
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Schedule I

Schedule of Solar Assets
[see attached]

[***]
I-1
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Schedule II

[Reserved]
II-1
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Schedule III

[Reserved]
III-1
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Schedule IV

Initial Ownership Interest Percentages of the Notes1
[***]

1 [***]
III-1
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Schedule V

[Reserved]

V-1
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Schedule VI

Scheduled Outstanding Note Balance

Payment Date	Class A Scheduled Outstanding Note Balance ($)	Class B Scheduled Outstanding Note Balance ($)
Closing Date	[***]	[***]
January 2025	[***]	[***]
April 2025	[***]	[***]
July 2025	[***]	[***]
October 2025	[***]	[***]
January 2026	[***]	[***]
April 2026	[***]	[***]
July 2026	[***]	[***]
October 2026	[***]	[***]
January 2027	[***]	[***]
April 2027	[***]	[***]
July 2027	[***]	[***]
October 2027	[***]	[***]
January 2028	[***]	[***]
April 2028	[***]	[***]
July 2028	[***]	[***]
October 2028	[***]	[***]
January 2029	[***]	[***]
April 2029	[***]	[***]
July 2029	[***]	[***]
October 2029	[***]	[***]
January 2030	[***]	[***]
April 2030	[***]	[***]
July 2030	[***]	[***]
October 2030	[***]	[***]
January 2031	[***]	[***]
April 2031	[***]	[***]
July 2031	[***]	[***]
October 2031	[***]	[***]
January 2032	[***]	[***]
April 2032	[***]	[***]
July 2032	[***]	[***]
October 2032	[***]	[***]
January 2033	[***]	[***]
April 2033	[***]	[***]
July 2033	[***]	[***]
October 2033	[***]	[***]

VI-1
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Schedule VII

[Reserved]

III-1
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Schedule VIII
Cumulative Default Trigger Schedule

Payment Date	Class B Notes
October 2029	[***]%
January 2030	[***]%
April 2030	[***]%
July 2030	[***]%
October 2030	[***]%
January 2031	[***]%
April 2031	[***]%
July 2031	[***]%
October 2031	[***]%
January 2032	[***]%
April 2032	[***]%
July 2032	[***]%
October 2032	[***]%
January 2033	[***]%
April 2033	[***]%
July 2033	[***]%
October 2033	[***]%
January 2034	[***]%
April 2034	[***]%
July 2034	[***]%
October 2034	[***]%
January 2035	[***]%
April 2035	[***]%
July 2035	[***]%
October 2035	[***]%
January 2036	[***]%
April 2036	[***]%
July 2036	[***]%
October 2036	[***]%
January 2037	[***]%
April 2037	[***]%
July 2037	[***]%
October 2037	[***]%
January 2038	[***]%
April 2038	[***]%
July 2038	[***]%
October 2038	[***]%
January 2039	[***]%
April 2039	[***]%
July 2039	[***]%
October 2039	[***]%
January 2040	[***]%
April 2040	[***]%
July 2040	[***]%
October 2040	[***]%
VIII-1
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

January 2041	[***]%
April 2041	[***]%
July 2041	[***]%
October 2041	[***]%
January 2042	[***]%
April 2042	[***]%
July 2042	[***]%
October 2042	[***]%
January 2043	[***]%
April 2043	[***]%
July 2043	[***]%
October 2043	[***]%
January 2044	[***]%
April 2044	[***]%
July 2044	[***]%
October 2044	[***]%
January 2045	[***]%
April 2045	[***]%
July 2045	[***]%
October 2045	[***]%
January 2046	[***]%
April 2046	[***]%
July 2046	[***]%
October 2046	[***]%
January 2047	[***]%
April 2047	[***]%
July 2047	[***]%
October 2047	[***]%
January 2048	[***]%
April 2048	[***]%
July 2048	[***]%
October 2048	[***]%
January 2049	[***]%
April 2049	[***]%
July 2049	[***]%
October 2049	[***]%
January 2050 or later	[***]%
VIII-2
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Schedule IX
Projected Managing Member Distributions Value

Year	Scheduled Host Customer Payments ($)	Scheduled PBI Payments ($)	Projected TREC Payments ($)	Project Company Expenses ($)	Tax Equity Investor Distributions ($)	Managing Member Distributions ($)
2024	[***]	[***]	[***]	[***]	[***]	[***]
2025	[***]	[***]	[***]	[***]	[***]	[***]
2026	[***]	[***]	[***]	[***]	[***]	[***]
2027	[***]	[***]	[***]	[***]	[***]	[***]
2028	[***]	[***]	[***]	[***]	[***]	[***]
2029	[***]	[***]	[***]	[***]	[***]	[***]
2030	[***]	[***]	[***]	[***]	[***]	[***]
2031	[***]	[***]	[***]	[***]	[***]	[***]
2032	[***]	[***]	[***]	[***]	[***]	[***]
2033	[***]	[***]	[***]	[***]	[***]	[***]
2034	[***]	[***]	[***]	[***]	[***]	[***]
2035	[***]	[***]	[***]	[***]	[***]	[***]
2036	[***]	[***]	[***]	[***]	[***]	[***]
2037	[***]	[***]	[***]	[***]	[***]	[***]
2038	[***]	[***]	[***]	[***]	[***]	[***]
2039	[***]	[***]	[***]	[***]	[***]	[***]
2040	[***]	[***]	-	[***]	[***]	[***]
2041	[***]	[***]	-	[***]	[***]	[***]
2042	[***]	[***]	-	[***]	[***]	[***]
2043	[***]	[***]	-	[***]	[***]	[***]
2044	[***]	-	-	[***]	[***]	[***]
2045	[***]	-	-	[***]	[***]	[***]
2046	[***]	-	-	[***]	[***]	[***]
2047	[***]	-	-	[***]	[***]	[***]
2048	[***]	-	-	[***]	[***]	[***]
2049	[***]	-	-	[***]	[***]	[***]
2050	[***]	-	-	[***]	[***]	[***]
2051	[***]	-	-	[***]	[***]	[***]
2052	[***]	-	-	[***]	[***]	[***]
2053	[***]	-	-	[***]	[***]	[***]
2054	[***]	-	-	[***]	[***]	[***]
2055	-	-	-	-	-	-
VIII-1
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Exhibit A-1

Form of Class A Note
Note Number: [__]
NEITHER THIS NOTE NOR ANY INTEREST HEREIN HAS BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS. ACCORDINGLY, NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH HOLDER AND TRANSFEREE OF THIS NOTE OR ANY INTEREST HEREIN IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE OR INTEREST HEREIN MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER AND BY ITS ACQUISITION HEREOF OR OF AN INTEREST HEREIN (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUIONAL BUYER,” AS DEFINED IN RULE 144A, AND HAS ACQUIRED THIS NOTE, OR SUCH INTEREST HEREIN, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) IT IS NOT A U.S. PERSON, AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (REGULATION “S”) AND IS ACQUIRING THIS NOTE, OR SUCH INTEREST HEREIN, IN AN “OFFSHORE TRANSACTION” (AS DEFINED IN REGULATION S) OR (C) IT HAS ACQUIRED THIS NOTE, OR SUCH INTEREST HEREIN, PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (RULE “144”) OR PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND, IN EACH OF THE CASES (A) THROUGH (C) ABOVE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE IN THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

EACH PURCHASER AND TRANSFEREE BY ITS PURCHASE OF THIS NOTE OR INTEREST HEREIN WILL HAVE OR IS DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT IS ABLE TO SATISFY THE REPRESENTATIONS IN ARTICLE 4 OF THE NOTE PURCHASE AGREEMENT AND SECTION 2.07 OF THE INDENTURE.

EACH HOLDER AND TRANSFEREE (AND IF THE HOLDER OR TRANSFEREE IS A BENEFIT PLAN INVESTOR OR PLAN SUBJECT TO SIMILAR LAW, ITS FIDUCIARY) BY ITS PURCHASE OF THIS NOTE OR INTEREST HEREIN IS DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (1) IT IS NOT, AND IS NOT ACQUIRING THE NOTE OR ANY INTEREST HEREIN FOR OR ON BEHALF OF OR WITH THE ASSETS OF, ANY EMPLOYEE BENEFIT PLAN AS DEFINED IN SECTION
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

3(3) OF THE EMPLOYMENT RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") THAT IS SUBJECT TO TITLE I OF ERISA OR ANY OTHER "PLAN" AS DEFINED IN SECTION 4975(E)(1) OF THE CODE THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS (WITHIN THE MEANING OF 29 CFR SECTION 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA) BY REASON OF AN EMPLOYEE BENEFIT PLAN'S OR PLAN'S INVESTMENT IN SUCH ENTITY (EACH A "BENEFIT PLAN INVESTOR"), OR ANY PLAN THAT IS SUBJECT TO ANY LAW SUBSTANTIALLY SIMILAR TO ERISA OR SECTION 4975 OF THE CODE ("SIMILAR LAW"), OR (2) IF HOLDER OR TRANSFEREE IS A BENEFIT PLAN INVESTOR OR A PLAN THAT IS SUBJECT TO SIMILAR LAW, THE PURCHASE, HOLDING OR DISPOSITION OF THIS NOTE OR INTEREST HEREIN DOES NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE OR NON-EXEMPT VIOLATION OF SIMILAR LAW AND NONE OF THE ISSUER, THE PURCHASERS, THE PLACEMENT AGENTS OR ANY OF THEIR RESPECTIVE PARTNERS, SHAREHOLDERS, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES OR AFFILIATES, THE ORIGINATOR, SUNNOVA MANAGEMENT, THE TRANSACTION MANAGER, THE TRANSACTION TRANSITION MANAGER OR THE INDENTURE TRUSTEE HAS PROVIDED OR WILL PROVIDE ANY INVESTMENT ADVICE ON WHICH THE HOLDER OR TRANSFEREE OR ANY FIDUCIARY OF SUCH HOLDER OR TRANSFEREE HAS RELIED AS A PRIMARY BASIS FOR THE DECISION TO INVEST IN THE NOTES, OR ANY INTEREST THEREIN.
THE HOLDER OF THIS NOTE OR ANY INTEREST HEREIN AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE AND ANY INTEREST HEREIN MAY ONLY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN MINIMUM DENOMINATIONS OF $100,000 AND EACH IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, AND ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A (ACTING FOR ITS OWN ACCOUNT AND NOT FOR THE ACCOUNT OF OTHERS, OR AS A FIDUCIARY OR AGENT FOR OTHER QUALIFIED INSTITUTIONAL BUYERS TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A), (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, OR (III) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE AND EVIDENCED BY AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER AND THE INDENTURE TRUSTEE), IN EACH OF CASES (I) THROUGH (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, AND (B) THE PURCHASER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY TRANSFEREE OF THIS NOTE OR ANY INTEREST HEREIN OF THE RESALE RESTRICTIONS REFERRED TO ABOVE. NOTWITHSTANDING THE FOREGOING RESTRICTION, ANY NOTE THAT HAS
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

ORIGINALLY BEEN PROPERLY ISSUED IN AN AMOUNT NO LESS THAN THE MINIMUM DENOMINATION, OR ANY INTEREST THEREIN, MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN A DENOMINATION LESS THAN THE MINIMUM DENOMINATION IF SUCH LESSER DENOMINATION IS SOLELY A RESULT OF A REDUCTION OF PRINCIPAL DUE TO PAYMENTS MADE IN ACCORDANCE WITH THE INDENTURE.
THE PURCHASER UNDERSTANDS THAT THE ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THE NOTES FROM THE NOTE REGISTRAR.
Section 2.07 of the Indenture contains further restrictions on the transfer and resale of this Note (or any interest herein). Each Transferee of this Note, by acceptance hereof, is deemed to have accepted this Note subject to the foregoing restrictions on transferability.
Each Noteholder, by its acceptance of this Note (or any interest herein), covenants and agrees that such Noteholder shall not, prior to the date that is one year and one day after the termination of the Indenture, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency, reorganization or similar law or appointing a receiver, liquidator, assignee, indenture trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer. The principal of this Note is payable in installments as set forth herein. Accordingly, the outstanding principal amount of this Note at any time may be less than the amount shown on the face hereof. Any person acquiring this security may ascertain its current principal amount by inquiry of the Indenture Trustee.
This Note has been issued with Original Issue Discount ("OID") for United States Federal Income Tax Purposes. The Issue Price, Amount of OID, Issue Date, Accrual Periods, Yield to Maturity, the Comparable Yield and Projected Payment Schedule of this Note for United States Federal Income Tax Purposes may be obtained by writing to the Issuer at Sunnova SOL VIII Issuer, LLC, 20 East Greenway Plaza, Suite 540, Houston, Texas 77046, Attention: Chief Financial Officer.

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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Sunnova SOL VIII Issuer, LLC
Solar Asset Backed Notes, Series 2024-3
Class A Note

Original Issue date	Rated Final Maturity	Issue Price
October 18, 2024	July 30, 2059	[***]%
Registered Owner: [_]
Initial Principal Balance: $[_]
This Certifies That Sunnova SOL VIII Issuer, LLC, a Delaware limited liability company (hereinafter called the "Issuer"), which term includes any successor entity under the Indenture, dated as of October 18, 2024 (the "Indenture"), between the Issuer and Wilmington Trust, National Association, as indenture trustee (together with any successor thereto, hereinafter called the "Indenture Trustee"), for value received, hereby promises to pay to the Registered Owner named above or registered assigns, subject to the provisions hereof and of the Indenture, (A) the interest based on the Interest Accrual Period at the applicable Note Rate defined in the Indenture, on each Payment Date beginning in January 2025 (or, if such day is not a Business Day, the next succeeding Business Day), and (B) principal on each Payment Date in the manner and subject to the Priority of Payments as set forth in the Indenture; provided, however, that the Notes are subject to prepayment as set forth in the Indenture. This note (this "Class A Note") is one of a duly authorized series of Class A Notes of the Issuer designated as its Sunnova SOL VIII Issuer, LLC, 6.45% Solar Asset Backed Notes, Series 2024-3, Class A (the "Class A Notes"). The Indenture authorizes the issuance of up to $295,200,000 in Outstanding Note Balance of Class A Notes and up to $12,900,000 in Outstanding Note Balance of Sunnova SOL VIII Issuer, LLC, 8.78% Solar Asset Backed Notes, Series 2024-3, Class B (the "Class B Notes" and together with the Class A Notes, the "Notes"). The Indenture provides that the Notes will be entitled to receive payments in reduction of the Outstanding Note Balance, in the amounts, from the sources, and at the times more specifically as set forth in the Indenture. The Notes are secured by the Trust Estate (as defined in the Indenture).
Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are not defined herein shall have the meanings assigned to them in the Indenture.
The Obligation of the Issuer to repay the Notes is a Limited, nonrecourse obligation secured only by the Trust Estate. All payments of principal of and interest on the Class A Notes shall be made only from the Trust Estate, and each Noteholder hereof, by its acceptance of this Class A Note, agrees that it shall be entitled to payments solely from such Trust Estate pursuant to the terms of the Indenture. The actual Outstanding Note Balance on this Class A Note may be
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

less than the principal balance indicated on the face hereof. The actual Outstanding Note Balance on this Class A Note at any time may be obtained from the Indenture Trustee.
With respect to payment of principal of and interest on the Class A Notes, the Indenture provides the following:
(a)Until fully paid, principal payments on the Class A Notes will be made on each Payment Date in an amount, at the time, and in the manner provided in the Indenture. The Outstanding Note Balance of each Class A Note shall be payable no later than the Rated Final Maturity thereof unless the Outstanding Note Balance of such Class A Note becomes due and payable at an earlier date pursuant to the Indenture, and in each case such payment shall be made in an amount and in the manner provided in the Indenture.
(c)The Class A Notes shall bear interest on the Outstanding Note Balance of the Class A Notes and accrued but unpaid interest thereon, at the applicable Note Rate. The Note Interest with respect to the Class A Notes shall be payable on each Payment Date to the extent that the Collection Account then contains sufficient amounts to pay such Note Interest pursuant to Section 5.06 of the Indenture. Note Interest will accrue on the basis of a 360-day year consisting of twelve 30-day months.
All payments of interest and principal on the Class A Notes on the applicable Payment Date shall be paid to the Person in whose name such Class A Note is registered at the close of business as of the Record Date for such Payment Date in the manner provided in the Indenture. All reductions in the Outstanding Note Balance of a Class A Note (or one or more Predecessor Notes) effected by full or partial payments of installments of principal shall be binding upon all past, then current, and future Holders of such Class A Note and of any Class A Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Class A Note.
The Rated Final Maturity of the Notes is July 30, 2059 unless the Notes are earlier prepaid in whole or accelerated pursuant to the Indenture. The Indenture Trustee shall pay to each Class A Noteholder of record on the preceding Record Date either (i) by wire transfer, in immediately available funds to the account of such Class A Noteholder at a bank or other entity having appropriate facilities therefor, if such Class A Noteholder shall have provided to the Indenture Trustee appropriate written instructions at least five Business Days prior to the related Payment Date (which instructions may remain in effect for subsequent Payment Dates unless revoked by the Class A Noteholder), or (ii) if not, by check mailed to such Class A Noteholder at the address of such Class A Noteholder appearing in the Note Register, the amounts to be paid to such Class A Noteholder pursuant to such Class A Noteholder’s Notes.
The Class A Notes shall be subject to voluntary prepayment at the option of the Issuer in the manner and subject to the provisions of the Indenture. Whenever by the terms of the Indenture, the Indenture Trustee is required to prepay the Class A Notes, and subject to and in accordance with the terms of Article VI of the Indenture, the Indenture Trustee shall give notice of the prepayment in the manner prescribed by the Indenture.
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Subject to certain restrictions contained in the Indenture, (i) the Class A Notes are issuable in the minimum denomination of $100,000 and in integral multiples of $1,000 in excess thereof (provided, that one Class A Note may be issued in an additional amount equal to the minimum denomination plus any remaining portion of the Initial Outstanding Note Balance) and (ii) the Class A Notes may be exchanged for a like aggregate principal amount of Class A Notes of authorized denominations of the same maturity.
The final payment on any Note shall be made only upon presentation and surrender of the Note at the Corporate Trust Office of the Indenture Trustee.
The Class A Noteholders shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default, or to institute, appear in or defend any Proceedings with respect thereto, except as provided in the Indenture.
The Class A Notes may be exchanged, and their transfer may be registered, by the Noteholders in person or by their attorneys duly authorized in writing at the Corporate Trust Office of the Indenture Trustee only in the manner, subject to the limitations provided in the Indenture, and upon surrender and cancellation of the Class A Notes. Upon exchange or registration of such transfer, a new registered Class A Note or Notes evidencing the same outstanding principal amount will be executed in exchange therefor.
All amounts collected as payments on the Trust Estate or otherwise shall be applied in the order of priority specified in the Indenture.
Each Person who has or who acquires any Ownership Interest in a Class A Note shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of the Indenture. A Noteholder may not sell, offer for sale, assign, pledge, hypothecate or otherwise transfer or encumber all or any part of its interest in the Class A Notes except pursuant to an effective registration statement covering such transaction under the Securities Act of 1933, as amended, and effective qualification or registration under all applicable State securities laws and regulations or under an exemption from registration under said Securities Act and said State securities laws and regulations.
Prior to the date that is one year and one day after the payment in full of all amounts payable with respect to the Class A Notes, each Person who has or acquires an Ownership Interest in a Class A Note agrees that such Person will not institute against the Issuer, or join any other Person in instituting against the Issuer, any Insolvency Proceeding or other Proceedings under the laws of the United States or any State. This covenant shall survive the termination of the Indenture.
Before the due presentment for registration of transfer of this Class A Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the person in whose name this Class A Note is registered (i) on any Record Date for purposes of making payments, and (ii) on any other date for any other purpose, as the owner hereof, whether or not
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

this Class A Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.
The Indenture permits the amendment thereof for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture or of modifying in any manner the rights of the Noteholders under the Indenture at any time by the Issuer and the Indenture Trustee (and, in some cases, only with the consent of the Noteholder affected thereby) and compliance with certain other conditions. Any such consent by the Holder, at the time of the giving thereof, of this Class A Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A Note and of any Class A Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A Note.
The Class A Notes and all obligations with respect thereto, including obligations under the Indenture, will be limited recourse obligations of the Issuer payable solely from the Trust Estate. Neither the Issuer, Sunnova Intermediate Holdings, Sunnova SOL VIII Holdings, the Performance Guarantor, the Depositor, the Transaction Manager, the Transaction Transition Manager, the Custodian, the Note Registrar, the Indenture Trustee in its individual capacity or in its capacity as Indenture Trustee, nor any of their respective Affiliates, agents, partners, beneficiaries, officers, directors, stockholders, stockholders of partners, employees or successors or assigns, shall be personally liable for any amounts payable, or performance due, under the Notes or the Indenture. Without limiting the foregoing, each Noteholder of any Class A Note by its acceptance thereof, and the Indenture Trustee, shall be deemed to have agreed (i) that it shall look only to the Trust Estate to satisfy the Issuer’s obligations under or with respect to a Class A Note or the Indenture, including but not limited to liabilities under Article V of the Indenture and liabilities arising (whether at common law or equity) from breaches by the Issuer of any obligations, covenants and agreements herein or, to the extent enforceable, for any violation by the Issuer of applicable State or federal law or regulation, provided that, the Issuer shall not be relieved of liability hereunder with respect to any misrepresentation in the Indenture or any Transaction Document, or fraud, of the Issuer, and (ii) to waive any rights it may have to obtain a deficiency or other monetary judgment against either the Issuer or any of its principals, directors, officers, beneficial owners, employees or agents (whether disclosed or undisclosed) or their respective assets (other than the Trust Estate). The foregoing provisions of this paragraph shall not (i) prevent recourse to the Trust Estate or any Person (other than the Issuer) for the sums due or to become due under any security, instrument or agreement which is part of the Trust Estate, (ii) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Class A Notes or secured by the Indenture, but the same shall continue until paid or discharged, or (iii) prevent the Indenture Trustee from exercising its rights with respect to the Grant, pursuant to the Indenture, of the Issuer’s rights under the Transaction Documents. It is further understood that the foregoing provisions of this paragraph shall not limit the right of any Person to name the Indenture Trustee in its capacity as Indenture Trustee under the Indenture or the Issuer as a party defendant in any action or suit or in the exercise of any remedy under the Notes or the Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced. It is expressly understood that all such liability is hereby
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

expressly waived and released to the extent provided herein as a condition of, and as a consideration for, the execution of the Indenture and the issuance of the Notes.
The remedies of the Holder of this Class A Note as provided herein, in the Indenture or in the other Transaction Documents, shall be cumulative and concurrent and may be pursued solely against the assets of the Trust Estate. No failure on the part of the Noteholder in exercising any right or remedy hereunder shall operate as a waiver or release thereof, nor shall any single or partial exercise of any such right or remedy preclude any other further exercise thereof or the exercise of any other right or remedy hereunder.
The Class A Notes are issuable only in definitive form in denominations as provided in the Indenture and subject to certain limitations therein set forth. At the option of the Class A Noteholder, Class A Notes may be exchanged for Class A Notes of like terms, in any authorized denominations and of like aggregate principal amount, upon surrender of the Notes to be exchanged at the Corporate Trust Office of the Indenture Trustee, subject to the terms and conditions of the Indenture.
Reference is hereby made to the Indenture, a copy of which is on file with the Indenture Trustee, for the provisions, among others, with respect to (i) the nature and extent of the rights, duties and obligations of the Indenture Trustee, the Issuer and the Class A Noteholders; (ii) the terms upon which the Class A Notes are executed and delivered; (iii) the collection and disposition of payments or proceeds in respect of the Conveyed Property; (iv) a description of the Trust Estate; (v) the modification or amendment of the Indenture; (vi) other matters; and (vii) the definition of capitalized terms used in this Class A Note that are not defined herein; to all of which the Class A Noteholders assent by the acceptance of the Class A Notes.
This Class A Note is issued pursuant to the Indenture and it and the Indenture shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws (including, without limitation, §5-1401 and §5-1402 of the General Obligations Law of the State of New York, but otherwise without giving effect to principles of conflicts of laws).
Reference is hereby made to the provisions of the Indenture and such provisions are hereby incorporated by reference as if fully set forth herein.
Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Class A Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

In Witness Whereof, the Issuer has caused this instrument to be duly executed as of the date set forth below.

Sunnova SOL VIII Issuer, LLC, as Issuer

By
Name:
Title:
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Indenture Trustee’s Certificate Of Authentication
This is one of the Class A Notes referred to in the within-mentioned Indenture.
Dated:

Wilmington Trust, National Association, as Indenture Trustee

By
Name:
Title:
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

[Form of Assignment]
For Value Received, the undersigned hereby sells, assigns and transfers unto
(Please insert Social Security or
Taxpayer Identification Number
of Assignee)
_______________________________
_______________________________
______________________________________________________________________________
(Please Print or Typewrite Name and Address of Assignee)
______________________________________________________________________________
the within Note, and all rights thereunder, and hereby does irrevocably constitute and appoint
______________________________________________________________________________
Attorney to transfer the within Note on the books kept for registration thereof, with full power of substitution in the premises.
Date:___________________

Notice: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Exhibit A-2

Form of Class B Note
Note Number: [__]
NEITHER THIS NOTE NOR ANY INTEREST HEREIN HAS BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS. ACCORDINGLY, NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH HOLDER AND TRANSFEREE OF THIS NOTE OR ANY INTEREST HEREIN IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE OR INTEREST HEREIN MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER AND BY ITS ACQUISITION HEREOF OR OF AN INTEREST HEREIN (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUIONAL BUYER,” AS DEFINED IN RULE 144A, AND HAS ACQUIRED THIS NOTE, OR SUCH INTEREST HEREIN, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) IT IS NOT A U.S. PERSON, AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (REGULATION “S”) AND IS ACQUIRING THIS NOTE, OR SUCH INTEREST HEREIN, IN AN “OFFSHORE TRANSACTION” (AS DEFINED IN REGULATION S) OR (C) IT HAS ACQUIRED THIS NOTE, OR SUCH INTEREST HEREIN, PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (RULE “144”) OR PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND, IN EACH OF THE CASES (A) THROUGH (C) ABOVE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE IN THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

EACH PURCHASER AND TRANSFEREE BY ITS PURCHASE OF THIS NOTE OR INTEREST HEREIN WILL HAVE OR IS DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT IS ABLE TO SATISFY THE REPRESENTATIONS IN ARTICLE 4 OF THE NOTE PURCHASE AGREEMENT AND SECTION 2.07 OF THE INDENTURE.

EACH HOLDER AND TRANSFEREE (AND IF THE HOLDER OR TRANSFEREE IS A BENEFIT PLAN INVESTOR OR PLAN SUBJECT TO SIMILAR LAW, ITS FIDUCIARY) BY ITS PURCHASE OF THIS NOTE OR INTEREST HEREIN IS DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (1) IT IS NOT, AND IS NOT ACQUIRING THE NOTE OR ANY INTEREST HEREIN FOR OR ON BEHALF OF OR WITH THE ASSETS OF, ANY EMPLOYEE BENEFIT PLAN AS DEFINED IN SECTION 3(3) OF THE EMPLOYMENT RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") THAT IS SUBJECT TO TITLE I OF ERISA OR ANY OTHER
A-2-1
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

"PLAN" AS DEFINED IN SECTION 4975(E)(1) OF THE CODE THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS (WITHIN THE MEANING OF 29 CFR SECTION 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA) BY REASON OF AN EMPLOYEE BENEFIT PLAN'S OR PLAN'S INVESTMENT IN SUCH ENTITY (EACH A "BENEFIT PLAN INVESTOR"), OR ANY PLAN THAT IS SUBJECT TO ANY LAW SUBSTANTIALLY SIMILAR TO ERISA OR SECTION 4975 OF THE CODE ("SIMILAR LAW"), OR (2) IF HOLDER OR TRANSFEREE IS A BENEFIT PLAN INVESTOR OR A PLAN THAT IS SUBJECT TO SIMILAR LAW, THE PURCHASE, HOLDING OR DISPOSITION OF THIS NOTE OR INTEREST HEREIN DOES NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE OR NON-EXEMPT VIOLATION OF SIMILAR LAW AND NONE OF THE ISSUER, THE PURCHASERS, THE PLACEMENT AGENTS OR ANY OF THEIR RESPECTIVE PARTNERS, SHAREHOLDERS, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES OR AFFILIATES, THE ORIGINATOR, SUNNOVA MANAGEMENT, THE TRANSACTION MANAGER, THE TRANSACTION TRANSITION MANAGER OR THE INDENTURE TRUSTEE HAS PROVIDED OR WILL PROVIDE ANY INVESTMENT ADVICE ON WHICH THE HOLDER OR TRANSFEREE OR ANY FIDUCIARY OF SUCH HOLDER OR TRANSFEREE HAS RELIED AS A PRIMARY BASIS FOR THE DECISION TO INVEST IN THE NOTES, OR ANY INTEREST THEREIN.
THE HOLDER OF THIS NOTE OR ANY INTEREST HEREIN AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE AND ANY INTEREST HEREIN MAY ONLY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN MINIMUM DENOMINATIONS OF $100,000 AND EACH IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, AND ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A (ACTING FOR ITS OWN ACCOUNT AND NOT FOR THE ACCOUNT OF OTHERS, OR AS A FIDUCIARY OR AGENT FOR OTHER QUALIFIED INSTITUTIONAL BUYERS TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A), (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, OR (III) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE AND EVIDENCED BY AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER AND THE INDENTURE TRUSTEE), IN EACH OF CASES (I) THROUGH (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, AND (B) THE PURCHASER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY TRANSFEREE OF THIS NOTE OR ANY INTEREST HEREIN OF THE RESALE RESTRICTIONS REFERRED TO ABOVE. NOTWITHSTANDING THE FOREGOING RESTRICTION, ANY NOTE THAT HAS ORIGINALLY BEEN PROPERLY ISSUED IN AN AMOUNT NO LESS THAN THE MINIMUM DENOMINATION, OR ANY INTEREST THEREIN, MAY BE OFFERED,
A-2-2
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN A DENOMINATION LESS THAN THE MINIMUM DENOMINATION IF SUCH LESSER DENOMINATION IS SOLELY A RESULT OF A REDUCTION OF PRINCIPAL DUE TO PAYMENTS MADE IN ACCORDANCE WITH THE INDENTURE.
THE PURCHASER UNDERSTANDS THAT THE ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THE NOTES FROM THE NOTE REGISTRAR.
Section 2.07 of the Indenture contains further restrictions on the transfer and resale of this Note (or any interest herein). Each Transferee of this Note, by acceptance hereof, is deemed to have accepted this Note subject to the foregoing restrictions on transferability.
Each Noteholder, by its acceptance of this Note (or any interest herein), covenants and agrees that such Noteholder shall not, prior to the date that is one year and one day after the termination of the Indenture, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency, reorganization or similar law or appointing a receiver, liquidator, assignee, indenture trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer. The principal of this Note is payable in installments as set forth herein. Accordingly, the outstanding principal amount of this Note at any time may be less than the amount shown on the face hereof. Any person acquiring this security may ascertain its current principal amount by inquiry of the Indenture Trustee.
This Note has been issued with Original Issue Discount ("OID") for United States Federal Income Tax Purposes. The Issue Price, Amount of OID, Issue Date, Accrual Periods, Yield to Maturity, the Comparable Yield and Projected Payment Schedule of this Note for United States Federal Income Tax Purposes may be obtained by writing to the Issuer at Sunnova SOL VIII Issuer, LLC, 20 East Greenway Plaza, Suite 540, Houston, Texas 77046, Attention: Chief Financial Officer.

A-2-3
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Sunnova SOL VIII Issuer, LLC
Solar Asset Backed Notes, Series 2024-3
Class B Note

Original Issue date	Rated Final Maturity	Issue Price
October 18, 2024	July 30, 2059	[***]%
Registered Owner: [_]
Initial Principal Balance: $[_]
This Certifies That Sunnova SOL VIII Issuer, LLC, a Delaware limited liability company (hereinafter called the "Issuer"), which term includes any successor entity under the Indenture, dated as of October 18, 2024 (the "Indenture"), between the Issuer and Wilmington Trust, National Association, as indenture trustee (together with any successor thereto, hereinafter called the "Indenture Trustee"), for value received, hereby promises to pay to the Registered Owner named above or registered assigns, subject to the provisions hereof and of the Indenture, (A) the interest based on the Interest Accrual Period at the applicable Note Rate defined in the Indenture, on each Payment Date beginning in January 2025 (or, if such day is not a Business Day, the next succeeding Business Day), and (B) principal on each Payment Date in the manner and subject to the Priority of Payments as set forth in the Indenture; provided, however, that the Notes are subject to prepayment as set forth in the Indenture. This note (this "Class B Note") is one of a duly authorized series of Class B Notes of the Issuer designated as its Sunnova SOL VIII Issuer, LLC, 8.78% Solar Asset Backed Notes, Series 2024-3, Class B (the "Class B Notes"). The Indenture authorizes the issuance of up to $12,900,000 in Outstanding Note Balance of Class B Notes and up to $295,200,000 in Outstanding Note Balance of Sunnova SOL VIII Issuer, LLC, 6.45% Solar Asset Backed Notes, Series 2024-3, Class A (the "Class A Notes" and together with the Class B Notes, the "Notes"). The Indenture provides that the Notes will be entitled to receive payments in reduction of the Outstanding Note Balance, in the amounts, from the sources, and at the times more specifically as set forth in the Indenture. The Notes are secured by the Trust Estate (as defined in the Indenture).
Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are not defined herein shall have the meanings assigned to them in the Indenture.
The Obligation of the Issuer to repay the Notes is a Limited, nonrecourse obligation secured only by the Trust Estate. All payments of principal of and interest on the Class B Notes shall be made only from the Trust Estate, and each Noteholder hereof, by its acceptance of this
A-2-4
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Class B Note, agrees that it shall be entitled to payments solely from such Trust Estate pursuant to the terms of the Indenture. The actual Outstanding Note Balance on this Class B Note may be less than the principal balance indicated on the face hereof. The actual Outstanding Note Balance on this Class B Note at any time may be obtained from the Indenture Trustee.
With respect to payment of principal of and interest on the Class B Notes, the Indenture provides the following:
(a)Until fully paid, principal payments on the Class B Notes will be made on each Payment Date in an amount, at the time, and in the manner provided in the Indenture. The Outstanding Note Balance of each Class B Note shall be payable no later than the Rated Final Maturity thereof unless the Outstanding Note Balance of such Class B Note becomes due and payable at an earlier date pursuant to the Indenture, and in each case such payment shall be made in an amount and in the manner provided in the Indenture.
(d)The Class B Notes shall bear interest on the Outstanding Note Balance of the Class B Notes and accrued but unpaid interest thereon, at the applicable Note Rate. The Note Interest with respect to the Class B Notes shall be payable on each Payment Date to the extent that the Collection Account then contains sufficient amounts to pay such Note Interest pursuant to Section 5.06 of the Indenture. Note Interest will accrue on the basis of a 360-day year consisting of twelve 30-day months.
All payments of interest and principal on the Class B Notes on the applicable Payment Date shall be paid to the Person in whose name such Class B Note is registered at the close of business as of the Record Date for such Payment Date in the manner provided in the Indenture. All reductions in the Outstanding Note Balance of a Class B Note (or one or more Predecessor Notes) effected by full or partial payments of installments of principal shall be binding upon all past, then current, and future Holders of such Class B Note and of any Class B Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Class B Note.
The Rated Final Maturity of the Notes is July 30, 2059 unless the Notes are earlier prepaid in whole or accelerated pursuant to the Indenture. The Indenture Trustee shall pay to each Class B Noteholder of record on the preceding Record Date either (i) by wire transfer, in immediately available funds to the account of such Class B Noteholder at a bank or other entity having appropriate facilities therefor, if such Class B Noteholder shall have provided to the Indenture Trustee appropriate written instructions at least five Business Days prior to the related Payment Date (which instructions may remain in effect for subsequent Payment Dates unless revoked by the Class B Noteholder), or (ii) if not, by check mailed to such Class B Noteholder at the address of such Class B Noteholder appearing in the Note Register, the amounts to be paid to such Class B Noteholder pursuant to such Class B Noteholder’s Notes.
The Class B Notes shall be subject to voluntary prepayment at the option of the Issuer in the manner and subject to the provisions of the Indenture. Whenever by the terms of the Indenture, the Indenture Trustee is required to prepay the Class B Notes, and subject to and in
A-2-5
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

accordance with the terms of Article VI of the Indenture, the Indenture Trustee shall give notice of the prepayment in the manner prescribed by the Indenture.
Subject to certain restrictions contained in the Indenture, (i) the Class B Notes are issuable in the minimum denomination of $100,000 and in integral multiples of $1,000 in excess thereof (provided, that one Class B Note may be issued in an additional amount equal to the minimum denomination plus any remaining portion of the Initial Outstanding Note Balance) and (ii) the Class B Notes may be exchanged for a like aggregate principal amount of Class B Notes of authorized denominations of the same maturity.
The final payment on any Note shall be made only upon presentation and surrender of the Note at the Corporate Trust Office of the Indenture Trustee.
The Class B Noteholders shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default, or to institute, appear in or defend any Proceedings with respect thereto, except as provided in the Indenture.
The Class B Notes may be exchanged, and their transfer may be registered, by the Noteholders in person or by their attorneys duly authorized in writing at the Corporate Trust Office of the Indenture Trustee only in the manner, subject to the limitations provided in the Indenture, and upon surrender and cancellation of the Class B Notes. Upon exchange or registration of such transfer, a new registered Class B Note or Notes evidencing the same outstanding principal amount will be executed in exchange therefor.
All amounts collected as payments on the Trust Estate or otherwise shall be applied in the order of priority specified in the Indenture.
Each Person who has or who acquires any Ownership Interest in a Class B Note shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of the Indenture. A Noteholder may not sell, offer for sale, assign, pledge, hypothecate or otherwise transfer or encumber all or any part of its interest in the Class B Notes except pursuant to an effective registration statement covering such transaction under the Securities Act of 1933, as amended, and effective qualification or registration under all applicable State securities laws and regulations or under an exemption from registration under said Securities Act and said State securities laws and regulations.
Prior to the date that is one year and one day after the payment in full of all amounts payable with respect to the Class B Notes, each Person who has or acquires an Ownership Interest in a Class B Note agrees that such Person will not institute against the Issuer, or join any other Person in instituting against the Issuer, any Insolvency Proceeding or other Proceedings under the laws of the United States or any State. This covenant shall survive the termination of the Indenture.
Before the due presentment for registration of transfer of this Class B Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the person in whose name this Class B Note is registered (i) on any Record Date for purposes of making
A-2-6
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

payments, and (ii) on any other date for any other purpose, as the owner hereof, whether or not this Class B Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.
The Indenture permits the amendment thereof for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture or of modifying in any manner the rights of the Noteholders under the Indenture at any time by the Issuer and the Indenture Trustee (and, in some cases, only with the consent of the Noteholder affected thereby) and compliance with certain other conditions. Any such consent by the Holder, at the time of the giving thereof, of this Class B Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class B Note.
The Class B Notes and all obligations with respect thereto, including obligations under the Indenture, will be limited recourse obligations of the Issuer payable solely from the Trust Estate. Neither the Issuer, Sunnova Intermediate Holdings, Sunnova SOL VIII Holdings, the Performance Guarantor, the Depositor, the Transaction Manager, the Transaction Transition Manager, the Custodian, the Note Registrar, the Indenture Trustee in its individual capacity or in its capacity as Indenture Trustee, nor any of their respective Affiliates, agents, partners, beneficiaries, officers, directors, stockholders, stockholders of partners, employees or successors or assigns, shall be personally liable for any amounts payable, or performance due, under the Notes or the Indenture. Without limiting the foregoing, each Noteholder of any Class B Note by its acceptance thereof, and the Indenture Trustee, shall be deemed to have agreed (i) that it shall look only to the Trust Estate to satisfy the Issuer’s obligations under or with respect to a Class B Note or the Indenture, including but not limited to liabilities under Article V of the Indenture and liabilities arising (whether at common law or equity) from breaches by the Issuer of any obligations, covenants and agreements herein or, to the extent enforceable, for any violation by the Issuer of applicable State or federal law or regulation, provided that, the Issuer shall not be relieved of liability hereunder with respect to any misrepresentation in the Indenture or any Transaction Document, or fraud, of the Issuer, and (ii) to waive any rights it may have to obtain a deficiency or other monetary judgment against either the Issuer or any of its principals, directors, officers, beneficial owners, employees or agents (whether disclosed or undisclosed) or their respective assets (other than the Trust Estate). The foregoing provisions of this paragraph shall not (i) prevent recourse to the Trust Estate or any Person (other than the Issuer) for the sums due or to become due under any security, instrument or agreement which is part of the Trust Estate, (ii) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Class B Notes or secured by the Indenture, but the same shall continue until paid or discharged, or (iii) prevent the Indenture Trustee from exercising its rights with respect to the Grant, pursuant to the Indenture, of the Issuer’s rights under the Transaction Documents. It is further understood that the foregoing provisions of this paragraph shall not limit the right of any Person to name the Indenture Trustee in its capacity as Indenture Trustee under the Indenture or the Issuer as a party defendant in any action or suit or in the exercise of any remedy under the Notes or the Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall
A-2-7
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

be asked for or (if obtained) enforced. It is expressly understood that all such liability is hereby expressly waived and released to the extent provided herein as a condition of, and as a consideration for, the execution of the Indenture and the issuance of the Notes.
The remedies of the Holder of this Class B Note as provided herein, in the Indenture or in the other Transaction Documents, shall be cumulative and concurrent and may be pursued solely against the assets of the Trust Estate. No failure on the part of the Noteholder in exercising any right or remedy hereunder shall operate as a waiver or release thereof, nor shall any single or partial exercise of any such right or remedy preclude any other further exercise thereof or the exercise of any other right or remedy hereunder.
The Class B Notes are issuable only in definitive form in denominations as provided in the Indenture and subject to certain limitations therein set forth. At the option of the Class B Noteholder, Class B Notes may be exchanged for Class B Notes of like terms, in any authorized denominations and of like aggregate principal amount, upon surrender of the Notes to be exchanged at the Corporate Trust Office of the Indenture Trustee, subject to the terms and conditions of the Indenture.
Reference is hereby made to the Indenture, a copy of which is on file with the Indenture Trustee, for the provisions, among others, with respect to (i) the nature and extent of the rights, duties and obligations of the Indenture Trustee, the Issuer and the Class B Noteholders; (ii) the terms upon which the Class B Notes are executed and delivered; (iii) the collection and disposition of payments or proceeds in respect of the Conveyed Property; (iv) a description of the Trust Estate; (v) the modification or amendment of the Indenture; (vi) other matters; and (vii) the definition of capitalized terms used in this Class B Note that are not defined herein; to all of which the Class B Noteholders assent by the acceptance of the Class B Notes.
This Class B Note is issued pursuant to the Indenture and it and the Indenture shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws (including, without limitation, §5-1401 and §5-1402 of the General Obligations Law of the State of New York, but otherwise without giving effect to principles of conflicts of laws).
Reference is hereby made to the provisions of the Indenture and such provisions are hereby incorporated by reference as if fully set forth herein.
Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Class B Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-2-8
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

In Witness Whereof, the Issuer has caused this instrument to be duly executed as of the date set forth below.

Sunnova SOL VIII Issuer, LLC, as Issuer

By
Name:
Title:
A-2-9
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Indenture Trustee’s Certificate Of Authentication
This is one of the Class B Notes referred to in the within-mentioned Indenture.
Dated:

Wilmington Trust, National Association, as Indenture Trustee

By
Name:
Title:
A-2-10
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

[Form of Assignment]
For Value Received, the undersigned hereby sells, assigns and transfers unto
(Please insert Social Security or
Taxpayer Identification Number
of Assignee)
_______________________________
_______________________________
______________________________________________________________________________
(Please Print or Typewrite Name and Address of Assignee)
______________________________________________________________________________
the within Note, and all rights thereunder, and hereby does irrevocably constitute and appoint
______________________________________________________________________________
Attorney to transfer the within Note on the books kept for registration thereof, with full power of substitution in the premises.
Date:___________________

Notice: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.

A-2-11
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Exhibit B-1

Form of Transferor Certificate

[DATE]
Wilmington Trust, National Association
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
Attn: Corporate Trust Administration

Re:    Sunnova SOL VIII Issuer, LLC Solar Asset Backed Notes, Series 2024-3
Ladies and Gentlemen:
    Reference is hereby made to the Indenture, dated as of October 18, 2024 (the "Indenture"), by and among Sunnova SOL VIII Issuer, LLC (the "Issuer") and Wilmington Trust, National Association, as indenture trustee (in such capacity, the "Indenture Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
This letter is delivered to you in connection with the transfer by [___________] (the “Transferor”) to [___________] (the “Transferee”) of Notes having an initial Outstanding Note Balance as of [___________,____] (the “Transfer Date”) of $[__________] (the “Transferred Notes”). The Notes, including the Transferred Notes, were issued pursuant to the Indenture. The Transferor has requested a transfer of such Transferred Notes to the Transferee.
The Transferor hereby certifies, represents and warrants to and agrees with you, and for the benefit of the Issuer, the Indenture Trustee and the Transaction Manager, that:
(i)Such Notes are being transferred in accordance with (i) the transfer restrictions set forth in the Indenture, and (ii) (A) Rule 144A under the Securities Act to a transferee that the Transferor reasonably believes is purchasing the Notes for its own account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a "QIB" ("QIB") within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any State or any other applicable jurisdiction, (B) pursuant to and in accordance with Rules 903 and 904 of Regulation S under the Securities Act or (C) pursuant to another applicable exemption from the registration requirements under the Securities Act; provided that an Opinion of Counsel confirming the applicability of the exemption claimed shall have been delivered to the Issuer and the Indenture Trustee in a form reasonably acceptable to them.
B-1-1
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(ii)The Transferor is the lawful owner of the Transferred Notes with the full right to transfer such Notes free from any and all claims and encumbrances whatsoever.
(iii)Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Note, any interest in a Transferred Note or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Note, any interest in a Transferred Note or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Note, any interest in a Transferred Note or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Note, any interest in a Transferred Note or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Note, any interest in a Transferred Note or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a payment of the Transferred Notes under the Securities Act of 1933, as amended (the “Securities Act”), or would render the disposition of the Transferred Notes a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of the Transferred Notes pursuant to the Securities Act or any state securities laws.
(iv)The Transferee is able to satisfy the representations in Article 4 of the Note Purchase Agreement and Section 2.07 of the Indenture.
(v)The Transferor or a person acting on its behalf has furnished, or caused to be furnished, to the Transferee all information regarding (a) the Transferred Notes and payments thereon, (b) the nature, performance and servicing of the Trust Estate, (c) the Indenture, and (d) all related matters, in each case that the Transferee has requested.
[If transfer is pursuant to Regulation S, add the following:
The Transferor hereby certifies that:
(1)    the offer of the Notes was not made to a person in the United States,
(2)    [at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States] [the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States]2,
2 Insert one of these two provisions, which come from the definition of "offshore transaction" in Regulation S.
B-1-2
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(3)    the transferee is not a U.S. Person within the meaning of Rule 902(k) of Regulation S nor a Person acting for the account or benefit of a U.S. Person,
(4)    no directed selling efforts have been made in contravention of the requirements of Rule 903 or Rule 904 of Regulation S, as applicable, and
(5)    the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.]

[Insert Name of Transferor]

By:______________________
Name:
Title:
Dated:

B-1-3
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Exhibit B-2

Form Of Transferee Certificate

[DATE]
Wilmington Trust, National Association
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
Attn: Corporate Trust Administration

Re:    Sunnova SOL VIII Issuer, LLC Solar Asset Backed Notes, Series 2024-3
Ladies and Gentlemen:
Reference is hereby made to the Indenture, dated as of October 18, 2024 (the "Indenture"), by and among Sunnova SOL VIII Issuer, LLC (the "Issuer") and Wilmington Trust, National Association, as indenture trustee (in such capacity, the "Indenture Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
This letter is delivered to you in connection with the transfer by [___________] (the “Transferor”) to [___________] (the “Transferee”) of Notes having an initial Outstanding Note Balance as of [___________,____] (the “Transfer Date”) of $[__________] (the “Transferred Notes”). The Notes, including the Transferred Notes, were issued pursuant to the Indenture. The Transferor has requested a transfer of such Transferred Notes to the Transferee.
The Transferee hereby certifies, represents and warrants to and agrees with you, and for the benefit of the Issuer, the Indenture Trustee and the Transaction Manager that:
The Transferee is "QIB" within the meaning of Rule 144A.
The Transferee understands that (A) the Transferred Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) or registered or qualified under any applicable state securities laws, (B) none of the Issuer, the Indenture Trustee or the Note Registrar is obligated to register or qualify, as applicable, the Transferred Notes under the Securities Act or any applicable securities laws and (C) any interest in the Transferred Notes may be reoffered, resold, pledged or otherwise transferred only in accordance with (i) the transfer restrictions set forth in the Indenture, and (ii) (a) Rule 144A under the Securities Act to a transferee that the Transferor reasonably believes is purchasing the Notes for its own account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a "QIB" ("QIB") within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any State or any other applicable jurisdiction, (b) pursuant to and in accordance with Rules 903 and 904 of Regulation S under the Securities Act or (c) pursuant to another
B-2-1
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

applicable exemption from the registration requirements under the Securities Act; provided that an Opinion of Counsel confirming the applicability of the exemption claimed shall have been delivered to the Issuer and the Indenture Trustee in a form reasonably acceptable to them
The Transferee is able to satisfy the representations in Article 4 of the Note Purchase Agreement and Section 2.07 of the Indenture.
The Transferee understands that the Transferred Notes will bear a legend to the following effect, unless the Issuer determines otherwise in accordance with the Indenture and in compliance with applicable law:
NEITHER THIS NOTE NOR ANY INTEREST HEREIN HAS BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS. ACCORDINGLY, NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH HOLDER AND TRANSFEREE OF THIS NOTE OR ANY INTEREST HEREIN IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE OR INTEREST HEREIN MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER AND BY ITS ACQUISITION HEREOF OR OF AN INTEREST HEREIN (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUIONAL BUYER,” AS DEFINED IN RULE 144A, AND HAS ACQUIRED THIS NOTE, OR SUCH INTEREST HEREIN, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) IT IS NOT A U.S. PERSON, AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (REGULATION “S”) AND IS ACQUIRING THIS NOTE, OR SUCH INTEREST HEREIN, IN AN “OFFSHORE TRANSACTION” (AS DEFINED IN REGULATION S) OR (C) IT HAS ACQUIRED THIS NOTE, OR SUCH INTEREST HEREIN, PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (RULE “144”) OR PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND, IN EACH OF THE CASES (A) THROUGH (C) ABOVE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE IN THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

EACH PURCHASER AND TRANSFEREE BY ITS PURCHASE OF THIS NOTE OR INTEREST HEREIN WILL HAVE OR IS DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT IS ABLE TO SATISFY THE REPRESENTATIONS IN ARTICLE 4 OF THE NOTE PURCHASE AGREEMENT AND SECTION 2.07 OF THE INDENTURE.

EACH HOLDER AND TRANSFEREE (AND IF THE HOLDER OR TRANSFEREE IS A BENEFIT PLAN INVESTOR OR PLAN SUBJECT TO SIMILAR LAW, ITS FIDUCIARY) BY ITS PURCHASE OF THIS NOTE OR INTEREST HEREIN IS DEEMED TO HAVE
B-2-2
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

REPRESENTED AND WARRANTED THAT EITHER (1) IT IS NOT, AND IS NOT ACQUIRING THE NOTE OR ANY INTEREST HEREIN FOR OR ON BEHALF OF OR WITH THE ASSETS OF, ANY EMPLOYEE BENEFIT PLAN AS DEFINED IN SECTION 3(3) OF THE EMPLOYMENT RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") THAT IS SUBJECT TO TITLE I OF ERISA OR ANY OTHER "PLAN" AS DEFINED IN SECTION 4975(E)(1) OF THE CODE THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS (WITHIN THE MEANING OF 29 CFR SECTION 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA) BY REASON OF AN EMPLOYEE BENEFIT PLAN'S OR PLAN'S INVESTMENT IN SUCH ENTITY (EACH A "BENEFIT PLAN INVESTOR"), OR ANY PLAN THAT IS SUBJECT TO ANY LAW SUBSTANTIALLY SIMILAR TO ERISA OR SECTION 4975 OF THE CODE ("SIMILAR LAW"), OR (2) IF HOLDER OR TRANSFEREE IS A BENEFIT PLAN INVESTOR OR A PLAN THAT IS SUBJECT TO SIMILAR LAW, THE PURCHASE, HOLDING OR DISPOSITION OF THIS NOTE OR INTEREST HEREIN DOES NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE OR NON-EXEMPT VIOLATION OF SIMILAR LAW AND NONE OF THE ISSUER, THE PURCHASERS, THE PLACEMENT AGENTS OR ANY OF THEIR RESPECTIVE PARTNERS, SHAREHOLDERS, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES OR AFFILIATES, THE ORIGINATOR, SUNNOVA MANAGEMENT, THE TRANSACTION MANAGER, THE TRANSACTION TRANSITION MANAGER OR THE INDENTURE TRUSTEE HAS PROVIDED OR WILL PROVIDE ANY INVESTMENT ADVICE ON WHICH THE HOLDER OR TRANSFEREE OR ANY FIDUCIARY OF SUCH HOLDER OR TRANSFEREE HAS RELIED AS A PRIMARY BASIS FOR THE DECISION TO INVEST IN THE NOTES, OR ANY INTEREST THEREIN.
THE HOLDER OF THIS NOTE OR ANY INTEREST HEREIN AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE AND ANY INTEREST HEREIN MAY ONLY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN MINIMUM DENOMINATIONS OF $100,000 AND EACH IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, AND ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A (ACTING FOR ITS OWN ACCOUNT AND NOT FOR THE ACCOUNT OF OTHERS, OR AS A FIDUCIARY OR AGENT FOR OTHER QUALIFIED INSTITUTIONAL BUYERS TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A), (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, OR (III) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE AND EVIDENCED BY AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER AND THE INDENTURE TRUSTEE), IN EACH OF CASES (I) THROUGH (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, AND (B) THE PURCHASER WILL, AND EACH SUBSEQUENT HOLDER
B-2-3
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

IS REQUIRED TO, NOTIFY ANY TRANSFEREE OF THIS NOTE OR ANY INTEREST HEREIN OF THE RESALE RESTRICTIONS REFERRED TO ABOVE. NOTWITHSTANDING THE FOREGOING RESTRICTION, ANY NOTE THAT HAS ORIGINALLY BEEN PROPERLY ISSUED IN AN AMOUNT NO LESS THAN THE MINIMUM DENOMINATION, OR ANY INTEREST THEREIN, MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN A DENOMINATION LESS THAN THE MINIMUM DENOMINATION IF SUCH LESSER DENOMINATION IS SOLELY A RESULT OF A REDUCTION OF PRINCIPAL DUE TO PAYMENTS MADE IN ACCORDANCE WITH THE INDENTURE.
THE PURCHASER UNDERSTANDS THAT THE ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THE NOTES FROM THE NOTE REGISTRAR.
Section 2.07 of the Indenture contains further restrictions on the transfer and resale of this Note (or any interest herein). Each Transferee of this Note, by acceptance hereof, is deemed to have accepted this Note subject to the foregoing restrictions on transferability.
Each Noteholder, by its acceptance of this Note (or any interest herein), covenants and agrees that such Noteholder shall not, prior to the date that is one year and one day after the termination of the Indenture, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency, reorganization or similar law or appointing a receiver, liquidator, assignee, indenture trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer. The principal of this Note is payable in installments as set forth herein. Accordingly, the outstanding principal amount of this Note at any time may be less than the amount shown on the face hereof. Any person acquiring this security may ascertain its current principal amount by inquiry of the Indenture Trustee.
This Note has been issued with Original Issue Discount ("OID") for United States Federal Income Tax Purposes. The Issue Price, Amount of OID, Issue Date, Accrual Periods, Yield to Maturity, the Comparable Yield and Projected Payment Schedule of this Note for United States Federal Income Tax Purposes may be obtained by writing to the Issuer at Sunnova SOL VIII Issuer, LLC, 20 East Greenway Plaza, Suite 540, Houston, Texas 77046, Attention: Chief Financial Officer.

The Transferee has been furnished with all information regarding (a) the Transferred Notes and distributions thereon, (b) the Indenture and (c) all related matters, in each case that the Transferee has requested.
[The Transferee has (i) sole investment discretion with respect to each account for which it is a fiduciary or agent and (ii) full power to make the applicable foregoing acknowledgments,
B-2-4
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

representations, warranties, certifications or agreements with respect to each such account as set forth in Section 2.07 of the Indenture.]3
We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Notes held by you or on your behalf for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.
We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

[Insert Name of Transferor]

By:______________________
Name:
Title:
Dated:

3 To be included if the Transferee is acquiring a Note as a fiduciary or agent for one or more accounts.
B-2-5
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Exhibit C

Sunnova SOL VIII Issuer, LLC
Notice of Voluntary Prepayment
[DATE]
Wilmington Trust, National Association
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
Attn: Corporate Trust Administration

Sunnova Energy Corporation
20 East Greenway Plaza, Suite 540
Houston, TX 77046
Attention: Chief Financial Officer

Ladies and Gentlemen:
Pursuant to Section 6.01 of the Indenture dated as of October 18, 2024 (the "Indenture"), between Sunnova SOL VIII Issuer, LLC (the "Issuer") and Wilmington Trust, National Association (the "Indenture Trustee"), the Indenture Trustee is hereby directed to prepay in [whole][part] the Issuer's [6.45]/[8.78]% Solar Asset Backed Notes, Series 2024-3, Class [A/B], on [_______ __, 20__] (the "Voluntary Prepayment Date").
[FOR PREPAYMENT OF ALL OUTSTANDING NOTES IN FULL: On or prior to the Voluntary Prepayment Date, as required by Section 6.02 of the Indenture, the Issuer shall deposit into the Collection Account an amount equal to (i) the sum of (A) the Aggregate Outstanding Note Balance, (B) all accrued and unpaid interest thereon (including any Class B Deferred Interest, Post-ARD Additional Note Interest or Deferred Post-ARD Additional Note Interest), (C) the related Make Whole Amounts, if any, and (D) all amounts owed to the Indenture Trustee, the Transaction Manager, the Transaction Transition Manager and any other parties to the Transaction Documents, minus (ii) the sum of the amounts then on deposit in the Liquidity Reserve Account and the Supplemental Reserve Account (the "Prepayment Amount").]
[FOR PREPAYMENT IN PART OR PREPAYMENT OF ONE CLASS OF NOTES IN FULL: On or prior to the Voluntary Prepayment Date, as required by Section 6.02 of the Indenture, the Issuer shall deposit into the Collection Account, the sum of (i) the amount of outstanding principal of the Notes being prepaid, (ii) all accrued and unpaid interest thereon (including any Class B Deferred Interest, Post-ARD Additional Note Interest or Deferred Post-ARD Additional Note Interest), (iii) the related Make Whole Amount, if applicable and (iv) any other amounts owed under the Transaction Documents.]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

On the specified Voluntary Prepayment Date, provided that the Indenture Trustee has received the Prepayment Amount, on or prior to such specified Voluntary Prepayment Date, the Indenture Trustee is directed to (x) withdraw the Prepayment Amount from the Collection Account and disburse such amounts in accordance with the Priority of Payments (without giving effect to clauses (vii) through (x) thereof) and (y) to the extent the Aggregate Outstanding Note Balance is prepaid and all other obligations of the Issuer under the Transaction Documents have been paid, release any remaining assets in the Trust Estate to, or at the direction of, the Issuer.
You are hereby instructed to provide all notices of prepayment required by Section 6.02 of the Indenture. All terms used but not defined herein have the meanings assigned to such terms in the Indenture.
[signature page follows]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

In Witness Whereof, the undersigned has executed this Notice of Voluntary Prepayment on the ___ day of _________, _____.

SUNNOVA SOL VIII ISSUER, LLC, as Issuer

By
Name:
Title:

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Exhibit D
RULE 15GA-1 INFORMATION
Reporting Period:

Asset Class	Shelf	Series Name	CIK	Originator	[ ] No.	Servicer [ ] No.	Outstanding Principal Balance	Repurchase Type	Indicate Repurchase Activity During the Reporting Period by Checkmark or by Date Reference (as applicable)
									Subject to Demand	Repurchased or Replaced	Repurchased Pending	Demand in Dispute	Demand Withdrawn	Demand Rejected

Terms and Definitions:
NOTE: Any date included on this report is subject to the descriptions below. Dates referenced on this report for this Transaction where the Servicer is not the Repurchase Enforcer (as defined below); availability of such information may be dependent upon information received from other parties.
References to "Repurchaser" shall mean the party obligated under the Transaction Documents to repurchase a [ ]. References to "Repurchase Enforcer" shall mean the party obligated under the Transaction Documents to enforce the obligations of any Repurchaser.
Outstanding Principal Balance: For purposes of this report, the Outstanding Principal Balance of a [ ] in this Transaction equals the remaining outstanding principal balance of the [ ] reflected on the distribution or payment reports at the end of the related reporting period, or if the [ ] has been liquidated prior to the end of the related reporting period, the final outstanding principal balance of the [ ] reflected on the distribution or payment reports prior to liquidation.
Subject to Demand: The date when a demand for repurchase is identified and coded by the Servicer or Indenture Trustee as a repurchase related request.
Repurchased or Replaced: The date when a [ ] is repurchased or replaced. To the extent such date is unavailable, the date upon which the Servicer or the Indenture Trustee obtained actual knowledge a [ ] has been repurchased or replaced.
D-1
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Repurchase Pending: A [ ] is identified as "Repurchase Pending" when a demand notice is sent by the Indenture Trustee, as Repurchase Enforcer, to the Repurchaser. A [ ] remains in this category until (i) a [ ] has been Repurchased, (ii) a request is determined to be a "Demand in Dispute," (iii) a request is determined to be a "Demand Withdrawn," or (iv) a request is determined to be a "Demand Rejected."
With respect to the Servicer only, a [ ] is identified as "Repurchase Pending" on the date (y) the Servicer sends notice of any request for repurchase to the related Repurchase Enforcer, or (z) the Servicer receives notice of a repurchase request but determines it is not required to take further action regarding such request pursuant to its obligations under the applicable Transaction Documents. The [ ] will remain in this category until the Servicer receives actual knowledge from the related Repurchase Enforcer, Repurchaser, or other party, that the repurchase request should be changed to "Demand in Dispute", "Demand Withdrawn", "Demand Rejected", or "Repurchased."
Demand in Dispute: Occurs (i) when a response is received from the Repurchaser which refutes a repurchase request, or (ii) upon the expiration of any applicable cure period.
Demand Withdrawn: The date when a previously submitted repurchase request is withdrawn by the original requesting party. To the extent such date is not available, the date when the Servicer or the Indenture Trustee receives actual knowledge of any such withdrawal.
Demand Rejected: The date when the Indenture Trustee, as Repurchase Enforcer, has determined that it will no longer pursue enforcement of a previously submitted repurchase request. To the extent such date is not otherwise available, the date when the Servicer receives actual knowledge from the Indenture Trustee, as Repurchase Enforcer, that it has determined not to pursue a repurchase request.
In connection therewith, if Proceedings are commenced or threatened [in writing] in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such Proceedings.
Date: ____________, 20__4
Yours faithfully,
[ ]
By: _________________________________
Name:
Title:
4 To be dated no later than three Business Days following the receipt of any Demands by the Indenture Trustee.
D-2
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.